UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ⊠    Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
⊠	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Enova International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 to Definitive Proxy Statement (“Amendment No. 1”) replaces in its entirety the definitive proxy statement on Schedule 14A filed by Enova International, Inc. (the “Company”) with the Securities and Exchange Commission on April 1, 2021 (the “Proxy Statement”).

The purpose of this Amendment No. 1 is to update Proposal 3 in the Proxy Statement.

As previously disclosed by the Company on a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 3, 2021, on April 28, 2021, the Company notified PricewaterhouseCoopers LLP (“PwC”) that it was being dismissed as the Company’s independent registered public accounting firm effective upon the completion of its review procedures performed in conjunction with the filing of the Company’s Quarterly Report on Form 10-Q for the three-month period ended March 31, 2021. The decision to dismiss PwC as the Company’s independent registered public accounting firm was at the direction of and approved by the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company after a competitive proposal process.

On April 27, 2021, the Audit Committee approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2021 effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the three-month period ended March 31, 2021, subject to completion of Deloitte’s standard client acceptance procedures and execution of an engagement letter. The Company notified Deloitte on April 28, 2021 that it would be engaged as the Company’s independent registered public accounting firm.

As a result of this transition, the Board of Directors decided to postpone the 2021 Annual Meeting of Stockholders (the “Annual Meeting”), which was originally scheduled for May 11, 2021, to August 2, 2021 in order to give its stockholders the opportunity to vote on a proposal to ratify the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

175 West Jackson Blvd.

Chicago, Illinois 60604

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD August 2, 2021

The 2021 Annual Meeting of Stockholders (Annual Meeting) of Enova International, Inc. (we, us, our, Enova or the Company) will be held at 175 West Jackson Blvd., Chicago, Illinois 60604 on the 6th floor, Ruby Conference Room, on Monday, August 2, 2021 at 9:00 a.m., Central Time, to vote on the following matters:

Proposal 1:	the election of nine members of our Board of Directors for a one-year term to expire at the 2022 Annual Meeting of Stockholders;
Proposal 2:	a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers;
Proposal 3:	ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
Proposal 4:	approval of the Enova International, Inc. Third Amended and Restated 2014 Long-Term Incentive Plan;

and to transact any other business that may properly come before the Annual Meeting or any reconvened meeting following any adjournment or postponement of the Annual Meeting.

The accompanying proxy statement provides information about the matters you will be asked to consider and vote on at the Annual Meeting.

Our Board of Directors has fixed the close of business on June 7, 2021 as the record date for determining holders of record of our common stock, par value $0.00001 per share (Common Stock), entitled to notice of, and to vote at, the Annual Meeting or any reconvened meeting following any adjournment or postponement of the Annual Meeting.

We are pleased to take advantage of Securities and Exchange Commission rules that allow us to furnish our proxy materials on the Internet. As a result, we are mailing a notice to our stockholders instead of a printed copy of the proxy statement and our 2020 annual report. The notice provides instructions on how to access these materials on the Internet and how to obtain printed copies.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, our Board of Directors asks that you vote as soon as possible. You may vote by proxy on the Internet, via toll-free telephone number or, if you received a proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. Your vote is important and all stockholders are encouraged to attend the Annual Meeting and vote in person or by proxy.

Thank you for your support and continued interest in our Company.

By Order of the Board of Directors:

David Fisher

Chief Executive Officer

Chicago, Illinois

June 23, 2021

ENOVA INTERNATIONAL, INC.

2021 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

175 West Jackson Blvd.

Chicago, Illinois 60604

PROXY STATEMENT

FOR

2021 ANNUAL MEETING OF STOCKHOLDERS

General Information

We are furnishing this proxy statement to you in connection with the solicitation of proxies by our Board of Directors (Board) for use at our 2021 Annual Meeting of Stockholders (Annual Meeting), to be held at 175 West Jackson Blvd., Chicago, Illinois 60604 on the 6th floor, Ruby Conference Room, at 9:00 a.m., Central Time, on Monday, August 2, 2021, and at any reconvened meeting following any adjournment or postponement of the Annual Meeting. Our telephone number is (312) 568-4200, and our mailing address is 175 West Jackson Blvd., Suite 1000, Chicago, Illinois 60604. Our website address is www.enova.com. Information on our website is not a part of this proxy statement. When used in this proxy statement, the terms we, us, our, the Company or Enova refer to Enova International, Inc. and, unless the context requires otherwise, its subsidiaries.

We began mailing the Notice of Internet Availability of Proxy Materials (Notice) to the record holders of our common stock, par value $0.00001 per share (Common Stock) on or about June 23, 2021.

The Company’s annual report to stockholders (Annual Report) for the fiscal year ended December 31, 2020 (fiscal year 2020), which includes the Company’s 2020 audited consolidated financial statements, is a part of our proxy materials being made available to you.

Questions and Answers

Why did I receive these materials?

These materials are being provided to you in connection with our Board’s solicitation of proxies for use at the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and to vote in person or by proxy on the proposals described in this proxy statement.

The Annual Meeting was originally scheduled for May 11, 2021, and you may have received proxy materials in connection with the earlier scheduled Annual Meeting. Because we have rescheduled the Annual Meeting to August 2, 2021, the proxy materials being provided to you in connection with this rescheduled Annual Meeting amend, replace and supersede the proxy materials that were previously made available to you and you should discard or ignore those materials.

If you previously voted via the Internet or telephone, or returned an executed proxy card to us, you will need to recast your vote via the Internet or telephone, or mark, sign, date and return the enclosed proxy card, in order to have your vote cast by proxy at the rescheduled Annual Meeting. Prior votes cast via the Internet or telephone, and proxy cards related to the original May 11, 2021 Annual Meeting, are void and will not be counted.

What is included in the proxy materials?

The proxy materials include:

•	the Notice of Annual Meeting of Stockholders;
•	this proxy statement (including a proxy card or voting instruction card, as applicable); and
•	our Annual Report.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a full set of printed proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (SEC), we are making our proxy materials available to stockholders electronically on the Internet. On or about June 23, 2021, we began mailing the Notice to stockholders as of the record date. Holders of our Common Stock will be able to access the proxy materials on the Internet at www.proxyvote.com or request printed copies of the proxy materials. Instructions on how to access the proxy materials on the Internet or request a printed copy are found in the Notice. We believe this electronic process will expedite your receipt of the proxy materials and reduce the cost and environmental impact of the Annual Meeting. We also encourage you to have all your accounts registered in the same name and address by contacting our transfer agent, Computershare Trust Company, N.A., at (800) 884‑4225 or at www.computershare.com/contactus.

What am I voting on?

Our Board is soliciting your vote for:

Proposal 1: the election of nine members of our Board named in this proxy statement for a one-year term to expire at the 2022 Annual Meeting of Stockholders;

Proposal 2: a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers as disclosed in this proxy statement;

Proposal 3: ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (fiscal year 2021); and

Proposal 4: approval of the Enova International, Inc. Third Amended and Restated 2014 Long-Term Incentive Plan (Third Amended and Restated 2014 LTIP).

What are the Board’s voting recommendations?

Our Board recommends you vote:

•	FOR the election of the nine directors for a one-year term to expire at the 2022 Annual Meeting of Stockholders (Proposal 1);
•	FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers (Proposal 2);
•	FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2021 (Proposal 3); and
•	FOR the approval of the Third Amended and Restated 2014 LTIP (Proposal 4).

How can I get electronic access to the proxy materials?

The Notice provides you with instructions on how to view the proxy materials for the Annual Meeting on the Internet. The website on which you can view our proxy materials will also allow you to elect to receive future proxy materials electronically by email, which will save us the cost of printing and mailing materials to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

Who is entitled to vote at the Annual Meeting?

Stockholders as of the close of business on June 7, 2021 (record date) will be entitled to notice of, and to vote at, the Annual Meeting or any reconvened meeting following any adjournment or postponement of the Annual Meeting.

How many votes do I have?

On the record date, there were 36,871,590 shares of Common Stock (exclusive of treasury shares) outstanding. Each stockholder is entitled to one vote for each outstanding share of Common Stock held as of the record date.

We refer to the total number of votes represented by our outstanding Common Stock as our total voting power. As of the record date, our stockholders held 100% of the total voting power entitled to vote at the Annual Meeting.

What is the difference between holding Common Stock as a holder of record and as a beneficial owner?

•

Common Stock of Record. If your Common Stock is registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record of those shares of Common Stock, and we sent the Notice directly to you.

•

Beneficial Owner of Common Stock. If your Common Stock is held in an account at a broker, bank or other nominee, then you are the beneficial owner of the Common Stock, and the Notice was sent directly to you by your broker, bank or other nominee. The nominee holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the Common Stock held in your account.

What is the quorum required for the Annual Meeting?

A majority of our total voting power outstanding on the record date must be present in person or represented by proxy at the Annual Meeting to hold the Annual Meeting and conduct business. This is called a quorum.

Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum.

If I am a stockholder of record, how do I vote?

There are four ways to vote:

•	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.
•	On the Internet. You may vote by proxy on the Internet by following the instructions in the Notice.
•	By telephone. You may vote by proxy on the telephone by following the instructions in the Notice or by calling the toll-free number on the proxy card.
•	By mail. If you requested printed copies of the proxy materials by mail, you may vote by proxy by marking, signing and dating the proxy card and returning it in the envelope provided.

If you are voting on the Internet, by telephone or by returning an executed proxy card, your vote or proxy card must be received by 11:59 p.m., Eastern Time, on August 1, 2021 to be counted.

If I am a beneficial owner of Common Stock held in street name, how do I vote?

There are four ways to vote:

•

In person. If you are a beneficial owner of Common Stock held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the broker, bank or other nominee that holds your Common Stock. Please contact your broker, bank or other nominee for instructions on obtaining a proxy.

•	On the Internet. You may give your voting instructions to your nominee on the Internet by following the instructions on the voting instruction form.
•	By telephone. If you requested printed copies of the proxy materials by mail, you may give your voting instructions to your nominee by calling the toll-free number on the voting instruction form.
•	By mail. If you requested printed copies of the proxy materials by mail, you may vote by proxy by completing the voting instruction form and mailing it back in the envelope provided.

If you are voting on the Internet, by telephone or by returning an executed voting instruction form, your vote or voting instruction form must be received by 11:59 p.m., Eastern Time, on August 1, 2021 (the proxy voting deadline) to be counted.

What happens if I do not give specific voting instructions?

•

Stockholders of Record. If you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your Common Stock in the manner recommended by our Board on all matters presented in this proxy statement and as the proxy holders determine in their discretion on any other matters properly presented at the Annual Meeting.

•

Beneficial Owners of Common Stock. If you are a beneficial owner of Common Stock and do not provide the nominee that holds your Common Stock with specific voting instructions, the nominee may generally vote on routine matters but cannot vote on non-routine matters. If your nominee does not receive instructions from you on how to vote your Common Stock on a non-routine matter, it will not have authority to vote your Common Stock on that matter. This is generally referred to as a broker non-vote. When our Inspector of Election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining the existence of a quorum, but will not be treated as votes cast for or against the matter. We encourage you to provide voting instructions to the nominee that holds your Common Stock by carefully following the instructions provided in the Notice or voting instruction form.

Which proposals are considered routine or non-routine?

Proposal 1 (election of directors), Proposal 2 (non-binding advisory vote to approve named executive officer compensation) and Proposal 4 (approval of the Third Amended and Restated 2014 LTIP) are considered non-routine matters.

Proposal 3 (ratification of the appointment of Deloitte & Touche LLP) is considered a routine matter.

What happens if other business is brought before the Annual Meeting?

Management does not know of any business to be transacted at the Annual Meeting other than the matters described in this proxy statement. However, if any other matters do properly come before the Annual Meeting, it is intended that the shares represented by the proxies at the Annual Meeting will be voted by the proxy holders as recommended by the Board or, if no recommendation has been given, in accordance with the best judgment of the persons designated to vote the proxies at the Annual Meeting.

What vote is required to approve each proposal?

The following table describes the voting requirement for each proposal:

Proposal 1	Election of nine directors for a one-year term to expire at the 2022 Annual Meeting of Stockholders

Each director must be elected by an affirmative majority of the shares voted. This means the number of votes cast by stockholders FOR the director must exceed the number of votes cast as WITHHOLD for the director. Abstentions and broker non-votes will have no effect on the election of directors.

Proposal 2	Advisory vote to approve named executive officer compensation

This proposal must be approved by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. This means that of the shares represented at the meeting and entitled to vote on this matter, a majority of them must be voted FOR the proposal for it to be approved. Abstentions will have the same effect as a vote AGAINST this proposal, and broker non-votes will have no effect on the vote for this proposal.

Proposal 3	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021

This proposal must be approved by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. This means that of the shares represented at the meeting and entitled to vote on this matter, a majority of them must be voted FOR the proposal for it to be approved. Abstentions will have the same effect as a vote AGAINST this proposal. Because this is considered a routine matter, we do not expect any broker non-votes.

Proposal 4	Approval of the Third Amended and Restated 2014 LTIP

This proposal must be approved by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. This means that of the shares represented at the meeting and entitled to vote on the matter, a majority of them must be voted FOR the proposal for it to be approved. Abstentions will have the same effect as a vote AGAINST this proposal, and broker non-votes will have no effect on the vote for this proposal.

What happens if a director does not receive a majority of the votes cast?

If a director does not receive a majority of the votes cast, he or she is required to promptly tender a resignation to the Board after the certification of the election results. The remaining directors on the Board will then determine, in accordance with procedures established by such directors, or a committee designated by such directors, whether to accept or reject the resignation or take any other action within 90 days from the date of the certification of the election results. If such director’s resignation is not accepted by the remaining directors on the Board, the director will continue to serve until the next annual meeting or until his or her successor is duly elected or his or her earlier resignation or removal. If a director’s resignation is accepted by the remaining directors on the Board, then the remaining directors, in their sole discretion, may fill any resulting vacancy or may decrease the size of the Board.

What is the effect of the advisory vote to approve named executive officer compensation?

As an advisory vote, Proposal 2 is not binding on our Board or the Management Development and Compensation Committee (Compensation Committee). However, we value your opinion on this important issue. Our Compensation Committee, which is responsible for designing and administering our executive compensation programs, appreciates support for its compensation philosophy and will consider the results of the advisory vote on Proposal 2 when making future executive compensation decisions.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the proxy voting deadline or by voting in person at the Annual Meeting if you have the right to vote in person. You may change your vote by voting again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the applicable deadline will be counted), by signing and returning a new proxy card or voting instruction form, as applicable, with a later date, or by attending the Annual Meeting and voting in person if you have the right to vote in person. Mere attendance at the Annual Meeting will not automatically revoke your proxy unless you vote in person at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

How will my proxy be voted?

Common Stock represented by a properly executed proxy (in paper form, by internet or telephone) that is received in a timely manner, and not subsequently revoked, will be voted at the Annual Meeting or any adjournment or postponement thereof in the manner directed by you on the proxy. David Fisher and Sean Rahilly (our General Counsel, Chief Compliance Officer & Secretary) have been designated by the Board as the directors to act as proxies at the Annual Meeting and to represent you and vote your Common Stock at the Annual Meeting as directed by you. All Common Stock represented by a properly executed proxy for which no voting instructions have been provided will be voted:

(1)	FOR the election of the nine directors named in this proxy statement for a one-year term to expire at the 2022 Annual Meeting of Stockholders;
(2)	FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers;
(3)	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

(4)	FOR the approval of the Third Amended and Restated 2014 LTIP.

Is my vote confidential?

We will handle proxy instructions, ballots and voting tabulations that identify individual stockholders in a manner that protects your voting privacy. Your vote will not be disclosed within or outside our Company, except:

•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation and certification of votes; and
•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards. These may be forwarded to management or our Board.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results may be announced at the Annual Meeting and will be promptly announced after the Annual Meeting. The final voting results will be tallied by the Inspector of Election for the Annual Meeting and announced in a current report on Form 8-K filed with the SEC within four business days after the final voting results are known.

Who is paying the cost of this proxy solicitation?

We are paying the cost of soliciting proxies. We will pay brokerage firms and other persons representing beneficial owners of Common Stock their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners who specifically request them and obtaining voting instructions from those beneficial owners.

In addition to soliciting proxies by mail, members of our Board and our officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone. We may also solicit proxies by email from stockholders who are our employees or who have previously requested electronic receipt of proxy materials.

Do I have dissenters’ rights of appraisal?

The Delaware General Corporation Law does not provide dissenters’ rights of appraisal to the stockholders in connection with any proposal described in this proxy statement.

Who can help answer my questions?

If you have questions concerning a proposal or the Annual Meeting, if you would like additional copies of this proxy statement, or if you need directions to or special assistance at the Annual Meeting, please contact our Secretary, Sean Rahilly, at (312) 568-4200 or by mail at 175 West Jackson Blvd., Suite 1000, Chicago, Illinois 60604. In addition, information regarding the Annual Meeting is available via the internet at the website www.proxyvote.com.

Stockholder Proposals and Communications with our Board

Business Proposals

Rule 14a-8 under the Securities Exchange Act of 1934, as amended (Exchange Act), provides that we must receive stockholders’ proposals intended for presentation at the 2022 annual meeting of our stockholders (2022 Annual Meeting) and inclusion in the Company’s proxy statement for the 2022 Annual Meeting by February 23, 2022.

For other business proposals (other than director nominations) to be properly brought before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our Secretary and such business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice relating to business proposed to be conducted at the 2022 Annual Meeting must be delivered to or mailed and received at the principal executive offices of the Company not less than seventy (70) days nor more than one hundred (100) days prior to the first anniversary of the 2021 Annual Meeting. In the event that the date of the 2022 Annual Meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than sixty (60) days after such anniversary date, then to be timely such notice must be received by the Company on or before the later of (i) seventy (70) days prior to the date of the meeting or (ii) the tenth (10th) day following the day on which public announcement of the date of the meeting was made.

Director Nominations

Stockholders who wish to nominate qualified candidates for election to our Board may notify our Secretary in accordance with our Bylaws at Enova International, Inc., 175 West Jackson Blvd., Chicago, Illinois 60604. Each Stockholder nomination must provide the information required by the nomination notice provision of our Bylaws, including certain information relating to the candidate that is required to be disclosed in solicitations of proxies pursuant to Regulation 14A under the Exchange Act (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and information relating to the proposing stockholder.

To be timely, a stockholder’s notice relating to nominations to be made at the 2022 Annual Meeting must be delivered to or mailed and received at the principal executive offices of the Company not less than seventy (70) days nor more than one hundred (100) days prior to the first anniversary of the 2021 Annual Meeting. In the event that the date of the 2022 Annual Meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than sixty (60) days after such anniversary date then to be timely such notice must be received by the Company on or before the later of (i) seventy (70) days prior to the date of the meeting or (ii) the tenth (10th) day following the day on which public announcement of the date of the meeting was made.

Communication with the Board

We encourage any stockholder or any other interested party who desires to communicate with our Board about the holder’s views and concerns to do so by writing our Secretary at Enova International, Inc., 175 West Jackson Blvd., Suite 1000, Chicago, Illinois 60604. Our Secretary will ensure that the chair of the Nominating and Corporate Governance Committee receives your correspondence.

Householding of Proxy Materials

Some brokers, banks and other nominee record holders may participate in the practice of householding stockholder materials, such as proxy statements, information statements and annual reports. This means only one copy of the proxy materials may have been sent to multiple stockholders in your household. To obtain a separate copy of the proxy materials, contact our Secretary, Sean Rahilly, at (312) 568-4200 or by mail at 175 West Jackson Blvd., Suite 1000, Chicago, Illinois 60604. If you wish to receive separate copies of proxy materials in the future, or if you are receiving multiple copies and would like to receive a single copy for your household, you should contact your broker, bank or other nominee record holder, or, if you are a record holder of our Common Stock, you may contact Broadridge Financial Solutions Inc. (Broadridge) either by calling toll-free at (800) 542‑1061, or by writing Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and beneficial owners of more than ten percent of our Common Stock to file with the SEC reports of their initial ownership and changes in their ownership of our Common Stock and other equity securities. SEC regulations require us to identify anyone who filed a required report late during the most recent fiscal year. Based on our review of these reports, we believe that for fiscal year 2020 all reports required to be made by our reporting persons were timely filed in accordance with the Exchange Act, except that Ms. Rice filed one late Form 4 reporting the grant of restricted stock units.

Security Ownership of Certain Beneficial Owners and Management

Securities Owned by Officers and Directors

The following table sets forth information about the beneficial ownership of our outstanding Common Stock as of June 7, 2021 by our directors, our named executive officers (NEOs) whose compensation is disclosed in the “Executive Compensation” section of this proxy statement and all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act and includes voting or investment power with respect to the securities. Shares of Common Stock that may be acquired by an individual within 60 days of June 7, 2021 are deemed to be beneficially owned by the individual and outstanding for the purpose of computing the percentage ownership of such individual, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The ownership percentage for each individual named below is based on the number of shares of our Common Stock issued and outstanding on June 7, 2021, which was 36,871,590.

Name	Amount and Nature of Beneficial Ownership (1)		Percentage of Class (1)
David Fisher	1,062,699	(2)	2.9%
Steven Cunningham	209,270	(3)	*
Kirk Chartier	200,090	(4)	*
Sean Rahilly	124,637	(5)	*
Ellen Carnahan	52,794	(6)	*
Daniel R. Feehan	270,176		*
William M. Goodyear	64,029	(7)	*
James A. Gray	82,529	(8)	*
Gregg A. Kaplan	34,389		*
Mark P. McGowan	51,114	(9)	*
Linda Johnson Rice	—		*
Mark A. Tebbe	72,529	(10)	*
All directors and executive officers as a group (12 Persons) (12)	2,151,727		5.8%

*	Indicates less than 1% ownership.
(1)

Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported and none of the shares reported are pledged as security or have been placed in a margin account by any executive officer or director.

(2)	Includes 930,005 shares subject to options exercisable within 60 days of June 7, 2021.
(3)	Includes 137,363 shares subject to options exercisable within 60 days of June 7, 2021.
(4)	Includes 151,964 shares subject to options exercisable within 60 days of June 7, 2021.
(5)	Includes 81,552 shares subject to options exercisable within 60 days of June 7, 2021.
(6)	Includes 4,590 shares held in a revocable trust of which Ms. Carnahan is sole trustee.
(7)	Includes 4,000 shares held in a revocable trust of which Mr. Goodyear is sole trustee.

(8)	Includes 10,000 shares held in an irrevocable trust and 20,000 shares held in a revocable trust, both of which Mr. Gray is the sole trustee.
(9)

Includes 21,593 shares held by SAF Capital Management LLC and certain affiliates (SAF Capital) as of June 7, 2021. Mr. McGowan, as the managing member of SAF Capital, may direct the vote and disposition of all shares held by SAF Capital and may be deemed the beneficial owner of such shares.

(10)	Includes 20,000 shares held in a revocable trust of which Mr. Tebbe is the sole trustee.
(11)

Includes all of our current directors and all executive officers employed by us as of June 7, 2021. This amount includes 1,503,465 shares that directors and executive officers have the right to acquire within 60 days following June 7, 2021.

Securities Owned by Principal Stockholders

The following table sets forth information regarding the number and percentage of shares of Common Stock held by all persons and entities known by us to beneficially own 5% or more of our outstanding Common Stock as of June 7, 2021, based on Schedule 13Ds and/or Schedule 13Gs filed with the SEC. Shares of Common Stock that may be acquired by an entity within 60 days of June 7, 2021 are deemed to be beneficially owned by the individual and outstanding for the purpose of computing the percentage ownership of such entity, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or entity. The ownership percentage for each entity named below is based on the number of shares of our Common Stock issued and outstanding on June 7, 2021, which was 36,871,590.

Name & Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class
Black Rock Inc.	5,623,135	(1)	15.3%
55 East 52nd Street New York, New York 10055
683 Capital Management, LLC	3,049,000	(2)	8.3%
3 Columbus Circle, Suite 2205 New York, New York 10019
The Vanguard Group	2,833,901	(3)	7.7%
100 Vanguard Blvd. Malvern, Pennsylvania 19355
Renaissance Technologies LLC	2,157,742	(4)	5.9%
800 Third Avenue New York, New York 10022
Dimensional Fund Advisors LP	1,891,794	(5)	5.1%
Building One 6300 Bee Cave Road Austin, Texas, 78746

(1)	According to a Schedule 13G filed with the SEC on January 25, 2021, BlackRock, Inc. has sole voting power with respect to 5,555,419 shares and has the sole dispositive power over 5,623,135 shares.
(2)

According to a Schedule 13G/A filed with the SEC on February 16, 2021, 683 Capital Partners, LP and 683 Maiden Fund LP beneficially owned 3,000,000 and 49,000 shares, respectively. Each of 683 Capital Management, LLC, as the investment manager of each of 683 Capital Partners, LP and 683 Maiden Fund LP, and Ari Zweiman, as the Managing Member of 683 Capital Management, LLC, may be deemed to beneficially own the 3,049,000 shares of Common Stock beneficially owned by 683 Capital Partners, LP and 683 Maiden Fund LP.

(3)

According to a Schedule 13G/A filed with the SEC on February 10, 2021, The Vanguard Group has shared voting power with respect to 32,689 shares, sole dispositive power with respect to 2,768,800 shares and shared dispositive power with respect to 65,101 shares.

(4)

According to a Schedule 13G/A filed with the SEC on February 11, 2021, Renaissance Technologies LLC has sole voting and sole dispositive power with respect to 2,157,742 shares. Renaissance Technologies Holdings Corporation as the majority owner of Renaissance Technologies LLC, is also deemed to have beneficial ownership over these shares.

(5)

According to a Schedule 13G/A filed with the SEC on February 12, 2021, Dimensional Fund Advisors LP has sole voting power with respect to 1,796,574 shares and has the sole dispositive power with respect to 1,891,794 shares.

PROPOSAL 1 PROPOSAL TO ELECT DIRECTORS

Directors to be Elected by our Stockholders

At the Annual Meeting, our stockholders will elect nine directors to hold office until the 2022 Annual Meeting and until their successors are elected and qualified or until their earlier death, incapacity, resignation or removal. Each director has served continuously since the date of his or her appointment. All nominees have consented to being named in this proxy statement and to serve if elected.

If any nominee should be unable or unwilling to stand for election as a director, it is intended that the Common Stock represented by proxies will be voted for the election of a substitute nominated by the Board.

Name	Age	Background
Ellen Carnahan Director since May 19, 2015	66

Ms. Carnahan has over 20 years of experience as a venture capitalist. She is currently Principal of Machrie Enterprises, where she provides angel capital, expertise and extensive connections to growth businesses and venture funds. She previously spent 18 years as co-manager and lead technology investor at William Blair Capital Partners (WBCP). Ms. Carnahan has been a director of 25 public and private companies, primarily in technology, and is currently working with three as of the past five years: Enova, Paylocity and The Jackson Funds. Prior to joining WBCP, she was Vice President of Marketing at SPSS (analytical software) and held management roles in financial services. Passionate about the community, she was Chair of The Metropolitan Planning Council and a long-time board member and Chair of Communities In Schools of Chicago and The Chicago Network. She also served on numerous civic boards including the Illinois Venture Capital Association and the State of Illinois Growth and Innovation Fund. She graduated as salutatorian from the University of Notre Dame and received an MBA with honors from the University of Chicago. Ms. Carnahan is currently a non-practicing certified public accountant.

We believe Ms. Carnahan’s qualifications to sit on our Board include, among other things, her experience in the finance industry, including her experience in technology companies, her leadership experience, and her experience as a director of other publicly traded companies, which has given her a strong understanding of public company corporate governance and financial reporting and business controls.

Daniel R. Feehan Director since September 13, 2011	70

Mr. Feehan currently serves as the Chairman of the Board of FirstCash, Inc. Previously, Mr. Feehan served as a Director of Cash America International, Inc. and was Cash America’s Executive Chairman from November 1, 2015 until Cash America’s merger with First Cash Financial Services, Inc. (to create FirstCash, Inc.) on September 1, 2016. Prior to that, Mr. Feehan served as the Chief Executive Officer of Cash America from February 2000 to October 2015 and as President from February 2000 until May 2015. Mr. Feehan currently serves as a director at AZZ Inc., where he has served since 2000, and he previously served as a director of RadioShack Corporation from 2003 until 2015 and as Chairman of the Board of Directors from 2011 until 2015. In December 2019, the Governor of Texas appointed Mr. Feehan to the University of North Texas System Board of Regents. Mr. Feehan received a Bachelor of Business Administration degree in Accounting from Texas A&M University.

We believe Mr. Feehan’s qualifications to sit on our Board include, among other things, his leadership experience, specifically his experience as Chief Executive Officer of Cash America, his knowledge of the consumer finance industry and its regulatory environment, his experience and background in finance and accounting and his experience as a director of multiple publicly traded companies, which has given him a strong understanding of public company corporate governance.

David Fisher Director since February 11, 2013	52

Mr. Fisher has served as our Chief Executive Officer since January 29, 2013 when he joined Enova. Mr. Fisher has also served as a Director since February 11, 2013 and as Chairman of our Board since October 14, 2014. Prior to joining the Company, Mr. Fisher was Chief Executive Officer of optionsXpress Holdings, Inc. (optionsXpress) from October 2007 until The Charles Schwab Corporation acquired the business in September 2011. Following the acquisition, Mr. Fisher served as President of optionsXpress until March 2012. Mr. Fisher also served as the President of optionsXpress from March 2007 to October 2007 and as the Chief Financial Officer of optionsXpress from August 2004 to March 2007. Prior to joining optionsXpress, Mr. Fisher served as Chief Financial Officer of Potbelly Sandwich Works from February 2001 to July 2004, and before that in the roles of Chief Financial Officer and General Counsel for Prism Financial Corporation. In addition, Mr. Fisher has served on the Board of Directors of GrubHub, Inc. since May 2012. Mr. Fisher received a Bachelor of Science degree in Finance from the University of Illinois and a law degree from Northwestern University School of Law.

We believe Mr. Fisher’s qualifications to sit on our Board include, among other things, his leadership experience, specifically his experience as Chief Executive Officer of the Company and of optionsXpress, his knowledge of the consumer finance industry and his experience in leading highly-regulated international companies gained through his tenure at the Company and at optionsXpress, his experience and background in finance, legal and compliance matters, and his experience as a director of multiple companies, which has given him a strong understanding of public company corporate governance.

William M. Goodyear Director since October 1, 2014	73

Mr. Goodyear currently serves as the Chair of our Audit Committee. He also serves as the lead independent director and Chair of the Audit Committee for Exterran Holdings, Inc., a natural gas compression products and services company, where he has served since April 2013. Mr. Goodyear is a trustee and member of the Executive Committee of the Board of Trustees for the Chicago Museum of Science and Industry and a member of the Board of Trustees of the University of Notre Dame and serves on the Rush University Medical Center Board, where he is currently Chairman of the Board and Chairman of the Executive Committee, as well as past Chairman of the Finance Committee.

Mr. Goodyear received a Master’s degree in Business Administration, with Honors, from the Amos Tuck School of Business at Dartmouth College, and a Bachelor’s degree in Business Administration, with Honors, from the University of Notre Dame.

We believe Mr. Goodyear’s qualifications to sit on our Board include, among other things, his experience in the finance industry, including his domestic and international experience and his regulatory knowledge of the industry, his executive leadership experience, and his experience as a director of other publicly traded companies, which has given him a strong understanding of public company corporate governance and financial reporting and business controls.

James A. Gray Director since October 1, 2014	55

Mr. Gray has served on the Enova Board for the past 5 years and is currently our Lead Independent Director and Chair of our Nominating and Corporate Governance Committee. Mr. Gray is also the Former Chief Executive Officer of G-Bar Limited Partnership, an independent proprietary options and futures trading firm. Mr. Gray held various positions with G-Bar Limited Partnership since 1987. Mr. Gray was a cofounder and served as the Chairman of the Board of optionsXpress from 2000 through 2012. Mr. Gray has served on the boards of IG U.S. Chicago, Incapital LLC, Align Income Share Funding, Ascent Technologies, and Backstop Solutions Group as well as the boards of the Lurie Children’s Hospital of Chicago and the Chicago Museum of Science and Industry. Mr. Gray is also a member of the Chief Executive’s Organization, the Young Presidents Organization (where he is a past President), the Chicagoland Entrepreneurial Center, the Executives Club, the Economic Club of Chicago (where he served as Director) and the Commercial Club. Mr. Gray holds a Bachelor of Science degree in Finance and Economics from the University of Iowa.

We believe Mr. Gray’s qualifications to sit on our Board include, among other things, his service as Chairman of the Board of optionsXpress, formerly a publicly traded company, his entrepreneurial and executive leadership experience in growing businesses, and his knowledge and experience in the technology industry.

Gregg A. Kaplan Director since October 1, 2014	51

Mr. Kaplan is currently Chief Executive Officer of Valicor Environmental Services, where he has served since January 2020. Previously he served as an Operating Partner with Pritzker Capital Group from April 2015 to January 2020. Mr. Kaplan served as President and Chief Operating Officer of Coinstar, Inc., from April 2009 through March 2013. Prior to that, Mr. Kaplan served as Chief Executive Officer of Redbox Automated Retail, LLC (Redbox) from December 2005 to March 2009. Mr. Kaplan served as senior director of strategy for McDonald’s Corporation from 2002 to 2005 and as director of strategy from 2001 to 2002, and he led the Redbox venture while it was part of McDonald’s Corporation. Mr. Kaplan was a partner in Divine interVentures, a venture capital group specializing in business-to-business exchanges and infrastructure software opportunities, from 1999 to 2001, and Mr. Kaplan also served as director of interactive marketing for Streamline.com, a web-based grocery delivery company, from 1996 to 1999. Mr. Kaplan received a Master’s degree in Business Administration from Harvard Business School and a Bachelor’s degree in Philosophy from the University of Michigan.

We believe Mr. Kaplan’s qualifications to sit on our Board include, among other things, his leadership experience as an executive officer of a publicly traded company, his experience expanding and running a high-growth company and his business acumen and strategic insight.

Mark P. McGowan Director since March 30, 2016	42

Mr. McGowan is Managing Member of SAF Capital Management LLC, an investment and consulting firm which he founded in November 2006. Prior to forming SAF Capital Management LLC, Mr. McGowan was the Co-founder and Managing Partner of MPG Capital Management, LLC, a financial markets research firm, which derived and licensed statistically validated algorithmic trading models and investment strategies for accredited and institutional investors. Mr. McGowan previously worked within the Consumer and Market Knowledge function of Procter & Gamble, where he was instrumental in shaping marketing strategies for multiple brands, as well as leading Market Mix Modeling and the development of macroeconomic forecasting capabilities within Procter & Gamble’s Homecare division. Mr. McGowan served as Chairman of the Board of Directors of CombiMatrix Corporation, a clinical diagnostic laboratory specializing in cytogenomic and cytogenetic testing for the oncological and pediatric markets, from 2010 to March 2013 and on the Board of Directors of Premier Exhibitions, Inc., a provider of museum-quality educational and entertainment exhibitions, from September 2011 to October 2012. Mr. McGowan received his Bachelor of Science in Microbiology, with a focus in Genomics and Molecular Genetics, from Michigan State University.

We believe Mr. McGowan’s qualifications to sit on our Board include, among other things, his financial and investment industry experience, his understanding of our business and our industry, his service on boards of other public companies, which has given him a strong understanding of public company corporate governance and financial reporting and business controls, his knowledge of securitization transactions and his strategic insight. In addition, Mr. McGowan provides a valuable stockholder perspective to the Board.

Linda Johnson Rice Director since September 10, 2020	63

Ms. Rice is the Chief Executive Officer of Johnson Publishing Company, LLC, formerly the parent company for Ebony and Jet magazines and Fashion Fair Cosmetics. She is a member of the board of directors for Grubhub and Omnicom Group Inc. Ms. Rice is a Trustee at the Art Institute of Chicago, a member of the board of directors of Northwestern Memorial Corporation, President of the Chicago Public Library board of directors, a founding member of the Council of the National Museum of African American History and Culture and a founding member of the Adweek Diversity & Inclusion Council. She previously served on the board of directors of Tesla, Inc., Kimberly-Clark Corporation, Bausch & Lomb, Continental Bank, Dial Corporation, MoneyGram, Quaker Oats Company and Viad Corp. Ms. Rice holds a B.A. in Journalism from the University of Southern California’s Annenberg School of Communication and an M.B.A. from Northwestern University’s Kellogg School of Management.

We believe Ms. Rice’s qualifications to sit on our Board include, among other things, her extensive board experience across a variety of industries, including financial services and technology.

Mark A. Tebbe Director since October 1, 2014	59

Mr. Tebbe currently serves as an Adjunct Professor of Entrepreneurship at University of Chicago’s Booth School of Business where he has served since 2011. Prior to his association with the University of Chicago, Mr. Tebbe had served as an Operating Executive for Lake Capital, a private equity firm, where he has served since 2008. Prior to his association with Lake Capital, Mr. Tebbe was the founder and chairman of Techra Networks, a consulting firm that assists companies in better leveraging technology to enhance their business results, where he worked from 2002 to 2008. Mr. Tebbe founded Answers Corporation, a company that owns and operates advertising-supported public websites and was listed on the NASDAQ in 2005, and served as a director from 1998 until the company was sold to a portfolio company of Summit Partners in 2011. From 1984 to 2002, Mr. Tebbe served as Chairman of Lante Corporation, a technology consulting firm he founded. Mr. Tebbe graduated with a Bachelor of Science degree in Computer Science from the University of Illinois at Urbana/Champaign. Mr. Tebbe has been a consultant to executive management of many leading companies including American Express, Dell and Microsoft as well as non-profit organizations such as National Park Service, United Nations and World Economic Forum.

We believe Mr. Tebbe’s qualifications to sit on our Board include, among other things, his leadership experience as an executive officer of two publicly traded companies, his service as a director on other public company boards, which has given him a strong understanding of public company corporate governance and financial reporting and business controls, his extensive entrepreneurial background and his many years of senior management experience in the technology industry.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ALL DIRECTOR NOMINEES

Structure and Functioning of the Board

Corporate Governance Philosophy

Our corporate governance philosophy is expressed in our Corporate Governance Guidelines; the charters of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee; our Code of Business Conduct, which applies to all of our employees, officers and directors, including our chief executive officer (CEO), chief financial officer and those officers responsible for financial reporting; and our Related Party Transaction Policy, among others. Our committee charters, Corporate Governance Guidelines, Code of Business Conduct, Insider Trading Policy, Regulation FD Policy and Stock Ownership Guidelines are available on the Corporate Governance page of our website at ir.enova.com.

We are committed to maintaining effective corporate governance guidelines designed to ensure that the Board is actively engaged in the proper performance of its oversight function.

Corporate Governance Structure and Function

Our certificate of incorporation provides that the number of directors who constitute the entire Board will be fixed by resolution adopted from time to time by the affirmative vote of the majority of the Board. Our Board consists of nine persons. It is the policy of the Company that the number of directors will not exceed a number that can function efficiently as a body. Our directors are elected annually at each Annual Meeting by our stockholders voting together as a single class.

Our Board, assisted by its committees, oversees the Company’s business and affairs and assures that the long-term interests of our stockholders are being served.

Directors are encouraged to have direct dialogue with our management and internal audit manager and internal audit team and may request attendance by management, the internal audit manager and internal audit team, and our external auditors at Board and committee meetings.

We provide directors with materials such as our corporate governance documents, compensation plans, Company policies, Board and committee minutes, continuing education materials, and reports and presentations prepared by management, internal and external auditors and other advisors in advance of each meeting. Directors are encouraged to review these materials prior to the meeting.

The Company facilitates the continuing education of directors to assist them in maintaining currency with the Company’s business and operations.

Primary Responsibilities of the Board

As described in our Corporate Governance Guidelines, our Board’s primary functions are:

•	overseeing the formation of and reviewing major strategies, plans and actions;
•	reviewing and evaluating our performance against broad financial and strategic objectives;
•	providing direction, advice and counsel to senior management;
•	selecting, compensating and evaluating our CEO and other executive officers;
•	reviewing succession planning for our CEO and other executive officers;
•	selecting appropriate candidates for election as directors;
•	reviewing our systems and practices designed to bring about compliance with applicable laws and regulations, including our accounting and financial reporting obligations; and
•	reviewing the major risks we face and helping us to develop and oversee strategies to address those risks.

Director Independence

Our common stock is listed on the New York Stock Exchange (NYSE). Under the rules of the NYSE, independent directors must comprise a majority of our Board. In addition, the rules of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees must be independent. Under the rules of the NYSE, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, the person does not have a relationship that would interfere with the exercise of such person’s independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and compensation committee members must satisfy the independence criteria set forth in Rule 10C-

1(b)(1) of the Exchange Act. Each of these rules provide that, in order to be considered independent, a director may not, other than in his or her capacity as a member of the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board has determined that none of Ms. Carnahan, Mr. Feehan, Mr. Goodyear, Mr. Gray, Mr. Kaplan, Mr. McGowan, Ms. Rice and Mr. Tebbe, representing eight (8) of our nine (9) directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of the NYSE. Our Board also determined that each of Ms. Carnahan (chair), Mr. Goodyear, Mr. Gray and Mr. McGowan, who comprise our audit committee, Mr. Feehan (chair), Mr. Kaplan and Mr. Tebbe, who comprise our Compensation Committee, and Mr. Gray (chair), Ms. Carnahan, Mr. Feehan, Mr. Goodyear, Mr. Kaplan, Mr. McGowan, Ms. Rice and Mr. Tebbe, who comprise our Nominating and Corporate Governance Committee, satisfy the independence standards for those committees established by the rules of the NYSE and applicable SEC rules. In making these determinations, our Board considered the relationships that each non-employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Diversity

Our stockholders are better served when there is diversity of education, skill, age, experience, background, expertise and outlook on our Board. Our directors bring diverse backgrounds and experience to the Board that inform the Board’s oversight function. Our Corporate Governance Guidelines express the belief that diversity, including differences in background qualifications and personal characteristics, is important to our Board’s oversight function.

Director Meeting Attendance

Our Board held six (6) meetings during 2020. Directors are expected to prepare for and make every effort to attend and participate in meetings of the Board and committees on which they serve. During 2020, each director attended at least 75% of (i) the total number of Board meetings held in 2020 and (ii) the total number of meetings held by each committee of the Board on which such director served.

Our Corporate Governance Guidelines provide that directors are expected to attend annual stockholder meetings in person or by telephone or other electronic means. All directors attended our 2020 annual meeting of stockholders.

Executive Sessions of Independent Directors

Executive sessions or meetings of independent directors are held at least in conjunction with each regularly scheduled Board meeting to discuss such matters as the independent directors deem worthy of discussion. In addition to such executive sessions, the Board may also hold regular executive sessions of outside directors without management present. The presiding outside director serves as the presiding director at such meetings and performs such other functions as the Board may direct, including serving in a liaison capacity between the Board as a whole and the senior management of the Company. If there is no presiding outside director then designated or if the presiding outside director is not available, the Board will select another outside director to serve as the presiding outside director until such time as the presiding outside director becomes available or is elected, as the case may be. Additional executive sessions or meetings of outside directors may be held from time to time as required. Executive sessions or meetings are held from time to time with our CEO for a general discussion of relevant subjects.

Board and Committee Self-Assessment

To promote continuous improvement in our corporate governance processes, our Board and committees conduct an annual performance self-evaluation. The results are collected and analyzed and used to identify and implement improvements in our governance processes.

Board Committees

Audit Committee	Management Development and Compensation Committee	Nominating and Corporate Governance Committee

Ellen Carnahan*	Daniel R. Feehan*	James A. Gray*
William M. Goodyear	Gregg A. Kaplan	Ellen Carnahan
James A. Gray	Mark A. Tebbe	Daniel R. Feehan
Mark P. McGowan		William M. Goodyear
Gregg A. Kaplan
Mark P. McGowan
Linda Johnson Rice
Mark A. Tebbe

*	Committee Chair

The chair of each committee serves as lead director for committee matters and spokesperson for the committee, and provides recommendations and guidance to our Board, Board Chairman and management.

Each committee may retain its own legal and other advisors and conduct independent inquiries and investigations at our expense into matters under its oversight. Each committee has the sole right to appoint and direct its own advisors, each of whom is accountable and reports directly to the committee.

Audit Committee

Our Audit Committee met six (6) times during 2020.

The Audit Committee was established in accordance with Exchange Act Section 3(a)(58)(A). Our Board has affirmatively determined that all members of the Audit Committee are independent directors under the applicable rules of NYSE and the SEC. Our Board has additionally determined that Mr. Goodyear, Ms. Carnahan, Mr. Gray and Mr. McGowan are audit committee financial experts, as defined in Item 407(d)(5) of Regulation S-K, and meet the financial sophistication requirement in NYSE Rule 303A.07. The Audit Committee’s functions are described in its charter, which is available on the Committee Charters page of our website at www.enova.com.

As described in its charter, the Audit Committee’s responsibilities include: reviewing and overseeing financial reporting and financial statements; reviewing, overseeing and maintaining independent auditor relationships; overseeing and maintaining internal audit and compliance procedures and requirements; and setting policies for the Company’s administrative policies and procedures.

Our independent auditor is accountable and reports directly to the Audit Committee. The Audit Committee reviews our independent auditor’s independence and the overall scope and focus of the annual audit. The Audit Committee discusses with our independent auditor any relationships or services that may affect its objectivity or independence. If the Audit Committee is not satisfied with the independent auditor’s assurances of independence, it will take, or recommend that the Board take, appropriate action to ensure its independence.

Compensation Committee

Our Compensation Committee met five (5) times during 2020.

Our Board has affirmatively determined that all members of the Compensation Committee are independent directors under the applicable rules of NYSE and the SEC. The Compensation Committee members also qualify as non-employee directors under Exchange Act Rule 16b-3. Our Compensation Committee’s functions are described in its charter, which is available on the Committee Charter page of our website at www.enova.com.

As described in its charter, the Compensation Committee’s responsibilities include: overseeing the Company’s overall compensation structure and practices, including providing guidance to management on significant issues affecting compensation philosophy or policy; reviewing and approving corporate goals and objectives relevant to the compensation of the CEO and the Company’s other executive officers; setting the Company’s general policy regarding executive compensation; granting stock options, restricted stock and other discretionary awards under the Company’s stock option and other equity incentive plans; reviewing and making recommendations to the Board with respect to matters concerning the Company’s stock and cash-based incentive compensation plans; reviewing and discussing with management the Compensation Discussion and Analysis required to be included in the Company’s proxy statement for each annual meeting of stockholders or annual report on Form 10-K; overseeing and considering the results of the Company’s submissions to stockholders on matters relating to executive compensation including advisory votes on executive compensation and frequency of such votes; and reviewing with the CEO the functions of the CEO and other executive officers of the Company and the succession plans relating to these officers.

The Compensation Committee has primary responsibility for determining our compensation programs for executive officers and directors. In evaluating the level of executive officer and director compensation, the Compensation Committee takes into consideration advice from its independent consultant and recommendations from senior management. The Compensation Committee has sole authority to engage and compensate a compensation consultant and determine its independence from management. The compensation consultant is accountable and reports directly to the Compensation Committee.

Compensation Committee Interaction with Compensation Consultants

Since 2014, the Compensation Committee has engaged Towers Watson & Co., n/k/a Willis Towers Watson plc (Willis Towers Watson), an executive compensation consulting firm, to assist with its review of the compensation programs for our executive officers and the compensation disclosures in this proxy statement. The Compensation Committee intends to continue engaging Willis Towers Watson in an advisory capacity with respect to executive compensation matters, including reviewing the compensation disclosures in this proxy statement. Although the Compensation Committee retains Willis Towers Watson, Willis Towers Watson interacts directly with our executive officers when necessary and appropriate. Willis Towers Watson’s advisory services include providing industry and peer group compensation data, presenting compensation plan designs to the Compensation Committee for consideration, conducting an annual risk assessment of our executive compensation programs and attending Compensation Committee meetings. The Compensation Committee considered and assessed all factors specified under NYSE Listing Rules with respect to advisor independence and determined that Willis Towers Watson is an independent executive compensation firm. This evaluation considered the fact that Willis Towers Watson also provides certain Corporate Risk and Broking services to the Company. In 2020, the Company paid Willis Towers Watson $277,428 for these services, including $135,682 for executive compensation advisory services.

Nominating and Corporate Governance Committee

Our Nominating and Governance Committee met one (1) time during 2020.

Our Board has affirmatively determined that all members of the Nominating and Governance Committee are independent directors under the applicable rule of NYSE. The Nominating and Corporate Governance Committee’s functions are described in its charter, which is available on the Committee Charters page of our website at www.enova.com.

As described in its charter, the Nominating and Governance Committee’s responsibilities include: identifying, assessing and recommending director candidates; developing the criteria for selecting director candidates; recommending for approval to the Board director candidates; assisting the Board in assessing director independence; reviewing the structure and charters of Board committees and recommending to the Board, if desirable, changes in their number, responsibilities and membership; reviewing and approving related person transactions; providing oversight of our Related Person Transaction Policy and our Insider Trading Policy; administering, reviewing and reassessing the adequacy of our Corporate Governance Guidelines and recommending any proposed changes to the Board; recommending other changes in corporate governance to the Board for approval from time to time; and overseeing annual evaluations of the Board and its committees.

Our Nominating and Corporate Governance Committee has the authority to consult with, retain and terminate, special legal counsel, search firms used to identify director candidates, or other consultants or advisors to advise the Nominating and Corporate Governance Committee as circumstances may dictate. The Nominating and Corporate Governance Committee also has the authority to approve the terms of engagement of, fees payable to, and any agreements with such outside advisors.

All of the nine director nominees identified in this proxy statement are current directors. The Nominating and Corporate Governance Committee reviewed the qualifications of each nominee and recommended each nominee for election to the Board.

The Nominating and Corporate Governance Committee will accept director nominations from stockholders made in accordance with our Bylaws. The Nominating and Corporate Governance Committee Charter guides our Nominating and Corporate Governance Committee in considering candidates for director, including nominees submitted by stockholders. Candidates for Board membership are to be selected based on their character, judgement, business experience and acumen. Financial expertise, independence and familiarity with national and international issues affecting business are also considered. In assessing potential new directors, the Nominating and Corporate Governance Committee also considers diversity of personal and professional background, perspective, experience, age, gender and ethnicity.

Our Nominating and Corporate Governance Committee reviews annually the overall skills, characteristics and experience of our Board.

Board Leadership Structure

Our Corporate Governance Guidelines provide that the roles of Chairman of the Board (Chairman) and CEO may be separated or combined, as the Board determines from time to time. Our Board has appointed Mr. Fisher as our CEO and Chairman. In addition, our Board has appointed Mr. Gray to serve as our Lead Independent Director.

The Lead Independent Director’s responsibilities include:

•	presiding over all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;
•	communicating to the Chairman feedback from executive sessions as appropriate;
•	serving as liaison between senior management and the Board;
•	reviewing Board and committee agendas and schedules to confirm that appropriate topics are reviewed and sufficient time is allocated to each;
•	calling meetings of the independent directors, if desired;
•	supervising the Board’s determination of the independence of its directors; and
•	such other responsibilities as the independent directors may designate from time to time.

Our Board believes that the current leadership structure best serves our stockholders and that combining the role of Chairman and CEO enables a single voice to set the tone and have primary responsibility for the management of our company. Our CEO is the person most familiar with our business and is in the best position to effectively identify strategic priorities and opportunities, leading the Board in the discussion of the execution of our strategy and facilitating the flow of information between the Board and management.

Our Board believes that the designation of a Lead Independent Director with substantive responsibilities, a board comprised of a majority of members who are independent directors and our strong corporate governance policies and procedures achieves the appropriate balance for the combined role of Chairman and CEO.

The Board will regularly review its leadership structure and take into account the responsibilities of the leadership positions and the directors qualified to hold such positions. In conducting this review, the Board will consider, among other things: (i) the policies and practices in place that provide independent board oversight; (ii) our performance and the effect a particular leadership structure may have on that performance; (iii) the structure that serves the best interests of our stockholders and (iv) any relevant legislative or regulatory developments.

The Board’s Role in Risk Management

Our full Board oversees our risk management process. Our Board oversees a company-wide approach to risk management, carried out by our management. Our full Board determines the appropriate level of risk for us generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks.

While the full Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risks in certain specified areas. In particular, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our Audit Committee oversees management of enterprise risks as well as financial and regulatory compliance risks. Our Nominating and Corporate Governance committee is responsible for overseeing the management of risks associated with maintaining the independence of our Board. Pursuant to our Board’s instruction, management regularly reports on applicable risks to the relevant committee or the full Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and its committees.

Legal Proceedings

To the best of our knowledge, there are no material proceedings adverse to us or any of our subsidiaries in which any of our directors, director nominees or executive officers or their affiliates or associates, or any owner of record or beneficially of more than 5% of any class of our Common Stock or their affiliates or associates, is a party adverse to us or in which any such person has an interest that is materially adverse to us or any of our subsidiaries.

Compensation Committee Interlocks and Insider Participation

During 2020, the Compensation Committee consisted of Daniel R. Feehan (Chair), Gregg A. Kaplan and Mark A. Tebbe. Currently and at all times during 2020, none of our executive officers served on the compensation committee or as a director of another entity where an executive officer of that entity also served on our Compensation Committee or the Board.

Director Compensation

We provide competitive compensation to our non-employee directors that is designed to attract and retain high-quality directors, provide them with compensation at a level that is consistent with our compensation objectives, and encourage their ownership of our stock to further align their interests with those of our stockholders. Our directors who are also employees receive no additional compensation or stock awards for service on our Board, although we may reimburse them for travel and other expenses. We pay an annual retainer fee of $65,000 to each non-employee director. We pay an annual retainer fee of $25,000 to the non-employee director chairs of each of the Audit Committee and Compensation Committee and to the independent director serving as the Lead Independent Director, and we pay an annual retainer fee of $10,000 to the non-employee director chair of the Nominating and Corporate Governance Committee. These retainers are paid in cash in quarterly installments.

Our non-employee directors are each eligible to receive an annual grant of RSUs. An annual RSU grant valued at $140,000 was made to each of Ms. Carnahan, Mr. Feehan, Mr. Goodyear, Mr. Gray, Mr. Kaplan, Mr. McGowan and Mr. Tebbe on May 12, 2020, which will fully vest twelve months from the grant date. The number of RSUs granted was determined based on the average of the closing price of our common stock for on the last 45 trading days preceding the grant date. A prorated RSU grant valued at $93,589 was made to Ms. Rice on November 3, 2020, which will fully vest on September 10, 2021, the anniversary of her appointment to the Board. Our non-employee directors are eligible to receive annual RSU grants on or shortly following the date of each annual meeting of stockholders.

The table below sets forth the director compensation paid or earned by our non-employee directors in fiscal year 2020. Mr. Fisher, who also served as our CEO, received no compensation for serving as a director and is not included in the table below.

Name	Fees Earned or Paid in cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Ellen Carnahan	90,000	128,013	—	218,013
Daniel R. Feehan	90,000	128,013	1,094	219,107
William M. Goodyear	65,000	128,013	—	193,013
James A. Gray	100,000	128,013	—	228,013
Gregg A. Kaplan	65,000	128,013	—	193,013
Mark P. McGowan	65,000	128,013	—	193,013
Linda Johnson Rice	19,959	86,294	—	106,253
Mark A. Tebbe	65,000	128,013	—	193,013

(1)

Ms. Carnahan, Mr. Feehan, Mr. Goodyear, Mr. Gray, Mr. Kaplan, Mr. McGowan and Mr. Tebbe were each granted 10,241 RSUs under the Company’s 2014 Long-Term Incentive Plan, valued at $13.67 per share, the average of the closing price of our Common Stock for the last 45 trading days preceding the grant date. Ms. Rice was granted 5.479 RSUs under the Company’s 2014 Long-Term Incentive Plan, valued at $17.08 per share, the average of the closing price of our Common Stock for the last 45 trading days preceding the grant date. In accordance with Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation (ASC 718), the amounts in this column were calculated by multiplying the number of RSUs granted by the closing stock price of Enova’s common stock on the last trading day preceding the grant date, which was $12.50 for Ms. Carnahan, Mr. Feehan, Mr. Goodyear, Mr. Gray, Mr. Kaplan, Mr. McGowan and Mr. Tebbe and $15.75 for Ms. Rice. These awards will vest twelve months from the date of grant with the exception of the award for Ms. Rice, which will vest twelve months from the date of her appointment to the Board. In addition, all unvested RSUs granted will automatically vest if a change-in-control occurs prior to the termination of the director’s service on our Board. Each vested RSU entitles the director to receive one share of our common stock shortly after vesting

(2)	The amounts shown represent reimbursements for travel and entertainment expenses.

Compensation Discussion and Analysis

Executive Summary

The goal of our executive compensation program is to attract, motivate and retain high-quality executives who will provide leadership for our success in dynamic and competitive markets. We seek to accomplish this goal in a way that rewards performance and is aligned with our stockholders’ long-term interests. We believe in pay for performance, as further detailed throughout our “Compensation Discussion and Analysis.” We believe that our NEOs’ compensation illustrates our pay-for-performance culture as a significant portion of the compensation paid to our NEOs is comprised of short- and long-term incentive compensation that is based on our performance or the performance of our common stock. The connection between pay and performance is the cornerstone of our executive compensation philosophy and strategy and serves to validate the design of our executive compensation program, which consists of the following primary elements:

●	Market competitive base salaries;
●

Short-term incentive opportunities driven primarily by quantitative measures, including our adjusted revenue, adjusted EBITDA and adjusted EPS performance (each as defined below), and supplemented with qualitative measures such as maintaining effective compliance and training programs, maintaining high customer satisfaction levels and driving employee engagement; and

●	Long-term incentive opportunities consisting of time-based RSUs and stock options.

We believe our 2020 executive compensation program strongly linked company performance and executive pay and aligned the interests of our NEOs with the interests of our stockholders. The Compensation Committee monitors market practices and engages with our stockholders and other stakeholders to ensure that our executive compensation program continues to reflect our strategy and remains competitively positioned and appropriately structured to align pay and performance. In consideration of our management of the business during the global COVID-19 pandemic (Pandemic), by managing costs effectively and completing the purchase of OnDeck, our 2020 goals that were determined prior to the beginning of the Pandemic were not adjusted in connection with the Pandemic.

Named Executive Officers

The following individuals were our NEOs for fiscal year 2020.

Name	Position
David Fisher	Chief Executive Officer (Principal Executive Officer)
Steven Cunningham	Chief Financial Officer (Principal Financial and Accounting Officer)
Kirk Chartier	Chief Marketing Officer
Sean Rahilly	General Counsel, Chief Compliance Officer & Secretary

Our Compensation Philosophy and Objectives

Our Compensation Committee determines the design of our executive compensation program and has implemented the executive compensation policies and practices described below.

General

We believe compensation provided to our executives should be performance-based, competitive in the markets and industries in which we compete for talent, closely linked to our stockholders’ interests and reflect each executive’s contribution in enhancing our stockholders’ investment in us.

Primary Objectives

The primary objectives of our executive compensation program are to:

●	support Enova’s core values;
●	attract, motivate and retain the best executive talent;
●	encourage and reward high performance and results, while aligning executive short- and long-term interests with those of our stockholders;
●	reinforce our strategy to grow our business as we continue to innovate, execute and diversify; and
●	align an appropriate level of risk to be taken by our executives to achieve sustained long-term growth while discouraging excessive risk taking to achieve short-term results.

Compensation Committee’s Role in Establishing Executive Compensation

Our Compensation Committee approves, or recommends to the independent members of our Board for approval, all compensation decisions relating to our NEOs and other executive officers, including grants of short- and long-term incentive awards, which may include cash- and equity-based awards. Key responsibilities of our Compensation Committee are to:

●	ensure our executives are fairly compensated based upon results and contributions to our growth and profitability;

●	ensure our executives are incentivized to achieve exceptional performance and rewarded for outstanding results;
●	make executive compensation decisions that support our compensation philosophy and our strategic and risk objectives, as well as stockholder interests;
●	provide oversight of our executives’ compliance with our stock ownership guidelines; and
●	assess the risks associated with our executive compensation programs.

Management’s Role in Establishing Compensation

Our CEO is the primary management contact with our Compensation Committee. Our CEO recommends to the Compensation Committee changes in compensation for our NEOs and other executive officers, based on an assessment of each individual’s responsibilities and contributions to our results and the individual’s potential for future contributions to our success. None of the other executive officers are involved in the CEO’s compensation recommendations, and neither the CEO nor any other executive officers are involved in the determination of the CEO’s compensation.

Competitive Reference Points

Our Compensation Committee selects competitive market reference points with which we compare our executive compensation policies and practices from time to time. The Compensation Committee may retain compensation consultants to gather and present such information.

In making compensation decisions, the Compensation Committee has historically reviewed the compensation policies and practices of a peer group of publicly-traded companies (Executive Compensation Peer Group) participating in a sufficiently broad range of industries to capture the uniqueness of our business, customers, industry, technology, markets where we compete for talent and regulatory environment. The companies selected by our Compensation Committee for the Executive Compensation Peer Group are of a similar size to Enova and operate in high-technology, internet retail, online-focused consumer finance or in other highly regulated industries.

We believe it is important to maintain peer group stability from year-to-year, but equally important to make changes when they would improve market comparability and better align with our peer group selection criteria.

Our Compensation Committee engaged Willis Towers Watson to review and propose updates, as needed, to the Executive Compensation Peer Group to be used by the Compensation Committee in determining compensation to be paid to our NEOs for fiscal year 2020 and to provide compensation information for these companies. The following publicly traded companies were selected as our Executive Compensation Peer Group for fiscal year 2020 compensation decisions:

• CoreLogic, Inc.	• Investment Technology Group
• CURO Group Holdings Corp.	• LendingClub Corporation
• Elevate Credit, Inc.	• Morningstar, Inc.
• Envestnet, Inc.	• Nelnet, Inc.
• Fair Isaac Corporation.	• OneMain Holdings, Inc.
• Green Dot Corporation	• Regional Management Corp.
• Groupon, Inc.	• SS&C Technologies Holdings, Inc.
• Grubhub, Inc.	• World Acceptance Corp.

Our Compensation Committee, with the support of Willis Towers Watson, undertook a review of our 2020 Executive Compensation Peer Group in September 2020 and determined that no changes to the peer group should be made for 2021 compensation decisions, with the exception of the removal of On Deck Capital, Inc. due to our acquisition of On Deck Capital, Inc. in October 2020.

Our Compensation Committee considers the Executive Compensation Peer Group compensation information provided by our compensation consultant as a reference point when making compensation decisions and assessing the market competitiveness of our compensation programs for our NEOs with respect to the following elements of compensation:

Base Salaries. Subject to the discretion of the Compensation Committee, our base salaries generally range between the 50th and 75th percentile of our Executive Compensation Peer Group, aligning closer to the 75th percentile for sustained superior performance;

Short-term Incentive Compensation. Subject to the discretion of the Compensation Committee, short-term incentive compensation targets generally range between the 50th and 75th percentile of our Executive Compensation Peer Group, with awards aligning closer to the 75th percentile for sustained superior performance; and

Long-term Incentive Compensation. Subject to the discretion of the Compensation Committee, long-term incentive compensation targets generally range between the 50th and 75th percentile of our Executive Compensation Peer Group, with awards aligning closer to the 75th percentile for sustained superior performance.

Principal Elements of Our Executive Compensation Program

Our executive compensation program is comprised of the following elements:

●	Base salary.
●	A performance-based annual cash incentive award, intended to increase stockholder value and our success by motivating executives to perform at their best and meet and exceed specified objectives.
●	The goal of the annual cash incentive award is to provide executives with motivating incentives based on the achievement of goals relating to Enova or Enova’s individual business units.
●	Clear and objective financial and non-financial performance goals, including strategic qualitative initiatives are established to provide an opportunity for increased rewards for exceptional results.
●

Long-term incentive compensation consists of time-based RSUs and stock options. The purpose of our long-term incentives is to promote Enova’s long-term business strategy and the interests of our stockholders by:

●	providing a line of sight to the long-term strategic goals of Enova;
●	attracting and retaining executive talent;
●	enabling executives to participate in our long-term growth and develop a sense of ownership by acquiring a proprietary interest in Enova; and
●

providing long-term incentives with upside earnings opportunity for exceptional performance and, in the case of stock options, with earnings opportunity only in the event Enova’s share price increases over time.

Some of our stockholders voiced a preference that a portion of named executive officers’ long-term equity incentives should vest based on the achievement of specific performance goals relating to our business strategy. At the same time, however, many of our other stockholders acknowledged that options are prevalent in the financial technology industry and may be considered performance-based in that no value is recognized unless the stock price appreciates, a perspective shared by the Compensation Committee. In addition, many of our stockholders agreed that we had the appropriate mix of equity vehicles for our industry and stage. We also believe that we would be disadvantaged if we did not offer time-vested equity awards since most companies with which we compete for top talent (including some companies in the Executive Compensation Peer Group) provide time-vested equity awards to their executive team.

Each year the Compensation Committee continues to evaluate the appropriate equity vehicles for executive compensation, and as part of such evaluation considers, and will continue to consider, the use of awards that vest based on specific performance criteria.

●	Retirement benefits, including a 401(k) plan, a nonqualified savings plan, a supplemental executive retirement plan, and a severance pay plan for executives.
●	100% health insurance coverage (medical, dental and vision).
●

Certain additional benefits available to executives that may include: employment contracts, retention agreements and other similar benefits, including, but not limited to, executive short-term and long-term disability plans, which are not expected to be utilized frequently but may be used selectively and only if and when appropriate.

In addition to our Compensation Committee, from time to time our Board may also review and approve our executive compensation philosophy or elements thereof and other matters related thereto when necessary or appropriate.

2020 Compensation for Named Executive Officers

The 2020 compensation levels for Messrs. Chartier, Cunningham and Rahilly were recommended by Mr. Fisher and approved by the Compensation Committee at the beginning of fiscal year 2020. In determining 2020 compensation levels, the Compensation Committee considered each element of compensation and the fit of each such element into the respective officer’s total compensation package. The compensation packages were designed with a goal of balancing short-term compensation, including base salary and short-term incentive compensation, with long-term compensation. The Compensation Committee believes that providing both short-term incentive compensation that is paid based on the achievement of specific quantitative and qualitative targets and share-based long-term incentive compensation that provides equity ownership in the Company helps to align our NEOs’ interests with those of our stockholders.

Base Salary

Base salaries are reviewed and considered by the Compensation Committee on an annual basis or as otherwise deemed appropriate by the Compensation Committee. Mr. Fisher’s 2020 base salary was set by the Compensation Committee at a level the Compensation Committee believed to be competitive in the market in which we compete for talent and reflective of strong 2019 performance. In recommending the 2020 base salaries for Messrs. Chartier, Cunningham and Rahilly, Mr. Fisher took into consideration the overall performance of the Company, each officer’s breadth of responsibilities, their impact on financial and operational results over the prior year, their leadership and accomplishments that affected the Company’s performance, their achievement of goals throughout the year and competitive market positioning.

The annual base salaries for our NEOs as of December 31, 2020, including their percentage increase over their salaries in effect on December 31, 2019 were as follows:

Name	2020 Annual Base Salary ($)	2019 Annual Base Salary ($)	Percentage Difference from 2019 to 2020
Mr. Fisher	860,000	811,000	6.0%
Mr. Cunningham	514,500	490,000	5.0%
Mr. Chartier	429,525	415,000	3.5%
Mr. Rahilly	383,250	365,000	5.0%

Short-Term Incentive Compensation

Enova’s Senior Executive Bonus Plan provides for 75% of the total short-term cash incentive (STI) compensation opportunity, and our Discretionary Bonus Plan provides for 25% of the total STI total compensation opportunity (collectively, the 2020 STI plan).

In February 2020, our Compensation Committee approved the performance measures and goals along with the threshold, target and maximum opportunities for the awards to be made under the Senior Executive Bonus Plan and the Discretionary Bonus Plan for the 2020 performance period. The threshold, target and maximum opportunities, which are set as a percentage of base salary for each NEO, may vary from year-to-year at the discretion of the Compensation Committee. The target award amounts for total 2020 STI compensation, as a percentage of base salary, for our NEOs were as follows (threshold and maximum opportunities were 50% and 200% of target, respectively, consistent with 2019):

Name	Target Percentage of Base Salary
Mr. Fisher	120%
Mr. Cunningham	90%
Mr. Chartier	80%
Mr. Rahilly	65%

(1)	Mr. Fisher’s STI target increased to 120% in 2020 from 115% in 2019 based on his individual performance in 2019 and to be more consistent with his peers externally.
(2)	Mr. Cunningham’s STI target increased to 90% in 2020 from 80% in 2019 based on his individual performance in 2019 and to be more consistent with his peers externally.

The 2020 STI performance measures and goals that were established for the awards made under our Senior Executive Bonus Plan were based on equal weightings of our (i) revenue, adjusted for certain items, which is a non-GAAP financial measure (2020 STI Adjusted Revenue), (ii) earnings before interest, income taxes, depreciation and amortization expenses and foreign currency transaction gain (loss), net (EBITDA), adjusted for certain items, which is a non-GAAP financial measure (2020 STI Adjusted EBITDA), and (iii) adjusted earnings per share (Adjusted EPS), which is also a non-GAAP financial measure (2020 STI Adjusted EPS). Payment of the STI awards granted under our Senior Executive Bonus Plan was subject to achievement of the following performance conditions:

●

Earnings Thresholds: Potential STI awards began to accrue based on formulas set forth in the Senior Executive Bonus Plan once the earnings thresholds for 2020 STI Adjusted Revenue, 2020 STI Adjusted EBITDA and/or 2020 STI Adjusted EPS set by the Compensation Committee (the Earnings Thresholds) were exceeded.

●

Earnings Targets: Under the terms of the Senior Executive Bonus Plan, if the earnings targets set by the Compensation Committee for 2020 STI Adjusted Revenue, 2020 STI Adjusted EBITDA and 2020 STI Adjusted EPS (the Earnings Targets) were achieved, then the NEO would be eligible to receive a cash payment equal to 100% of his or her target award with respect to each such Earnings Target achieved. If one or more Earnings Targets was exceeded, each NEO was eligible to receive a cash payment in excess of his or her target award with respect to the Earnings Target exceeded calculated in accordance with the formula set forth in the Senior Executive Bonus Plan.

Our Earnings Thresholds, Earnings Targets and maximum opportunity amounts for each of 2020 STI Adjusted Revenue, 2020 STI Adjusted EBITDA and 2020 STI Adjusted EPS were as follows:

2020 STI performance measures
	Threshold ($)	Target ($)	Maximum ($)
2020 STI Adjusted Revenue	1,308 million	1,453 million	1,744 million
2020 STI Adjusted EBITDA	268.0 million	335.0 million	469.0 million
2020 STI Adjusted EPS	4.14	5.18	7.25

Our actual 2020 STI Adjusted Revenue was $1.028 million, which is comprised of the following:

Revenue (1)	$1,084 million
Adjustments permitted by 2020 STI Plan (2)	(56) million
2020 STI Adjusted Revenue	$1,028 million

(1)	Amount includes results from continuing operations. See our Consolidated Audited Financial Statements that are included in our Annual Report on Form 10-K for the year ended December 31, 2020.
(2)	Includes certain adjustments permitted by the 2020 STI plan to exclude the results of On Deck Capital, Inc. and subsidiaries (OnDeck), which we acquired on October 13, 2020.

Our actual 2020 STI Adjusted EBITDA was $381.7 million, which is comprised of the following:

Income from Operations (1)	$357.8 million
Depreciation and amortization (1)	19.7 million
EBITDA	377.5 million
Stock-based compensation expense (1)	18.0 million
Acquisition-related costs (2)	20.0 million
Other adjustments permitted by the 2020 STI plan (3)	(13.8) million
2020 STI Adjusted EBITDA	$381.7 million

(1)	Amount includes results from continuing operations. See our Consolidated Audited Financial Statements that are included in our Annual Report on Form 10-K for the year ended December 31, 2020.
(2)	For the year ended December 31, 2020, we recorded $20.0 million ($19.5 million net of tax) of expenses related to an acquisition.
(3)	Includes certain adjustments permitted by the 2020 STI plan to exclude the results of OnDeck, which was acquired on October 13, 2020.

Our actual 2020 STI Adjusted EPS was $7.01 per share, which is comprised of the following:

Diluted earnings per share from continuing operations (1)	$11.71
Gain on bargain purchase (1)	(5.08)
Loss on early extinguishment of debt (1)(2)	0.03
Acquisition-related costs (3)	0.62
Intangible asset amortization (1)	0.05
Stock-based compensation expense (1)	0.56
Foreign currency transaction gain, net (1)	(0.02)
Cumulative tax effect of adjustments	(0.25)
Discrete tax adjustments (4)	(0.36)
Adjusted earnings per share	7.26
Other adjustments permitted by the 2020 STI plan (5)	(0.25)
2020 STI Adjusted EPS	$7.01

(1)	Amount includes results from continuing operations. See our Consolidated Audited Financial Statements that are included in our Annual Report on Form 10-K for the year ended December 31, 2020.
(2)

For the year ended December 31, 2020, we recorded $0.8 million ($0.6 million net of tax) of losses on early extinguishment of debt related to the early termination of a revolving line of credit and securitization facility obtained with the OnDeck acquisition.

(3)	For the year ended December 31, 2020, we recorded $20.0 million ($19.5 million net of tax) of expenses related to an acquisition.

(4)	For the year ended December 31, 2020, we recognized an $11.6 million income tax benefit resulting from the remeasurement of our liability for certain previously unrecognized tax benefits.
(5)	Includes certain adjustments permitted by the 2020 STI plan to exclude the results of OnDeck, which was acquired on October 13, 2020.

The actual 2020 STI Adjusted EBITDA and 2020 STI Adjusted EPS achieved and exceeded the respective Earnings Targets for 2020, but 2020 STI Adjusted Revenue did not achieve its respective Earnings Threshold, resulting in total STI payments made at 120.1% of target levels under the terms of the Senior Executive Bonus Plan, calculated as follows:

	2020 STI performance measures
	Actual ($)	Target ($)	Payout
2020 STI Adjusted Revenue	1,028 million	1,453 million	0.0%
2020 STI Adjusted EBITDA	381.7 million	335.0 million	145.3%
2020 STI Adjusted EPS	7.01	5.18	215.0%
2020 STI payout as a percent of target payout (average):			120.1%

Threshold, target and maximum opportunity under the Senior Executive Bonus Plan for 2020 for each of our NEOs and the payments earned under the Senior Executive Bonus Plan for 2020 were as follows:

	Senior Executive Bonus Plan
Name	Threshold ($)	Target ($)	Maximum ($)	Payment Earned ($)
Mr. Fisher	387,000	774,000	1,548,000	931,122
Mr. Cunningham	173,644	347,288	694,575	417,787
Mr. Chartier	128,858	257,715	515,430	310,031
Mr. Rahilly	93,417	186,834	373,669	224,762

Our Compensation Committee also adopted five performance objectives and target opportunities for the 2020 performance period under the Discretionary Bonus Plan. The performance objectives were to (i) achieve a 95% completion rate within 15 days after the year end for all training courses, (ii) maintain effective compliance and training programs in the jurisdictions in which we operate such that there are no significant regulatory actions taken by our regulators, (iii) maintain high customer satisfaction levels, (iv) be an Awesome Place to Work for great talent and (v) explore new products and businesses to drive future growth. The Discretionary Bonus Plan is intended to increase stockholder value and our success by providing our officers and other employees with bonus awards based upon exceptional individual achievement or exceptional performance by us or our individual business units, which ultimately leads to shareholder value creation and enhances our financial performance over the long-term. The Compensation Committee assessed the Company’s performance against the 2020 Discretionary Bonus Plan performance objectives at above target. The Compensation Committee determined that the Company exceeded target by maintaining high employee engagement levels amidst the Pandemic, converting to a fully remote working environment and acquiring OnDeck. Based on individual performance levels, the Compensation Committee approved the following actual payments under the Discretionary Bonus Plan to our participating NEOs:

	Discretionary Bonus Plan
Name	Target ($)	Payment Earned ($)	Payment Earned as a Percentage of Target
Mr. Fisher	258,000	283,542	110%
Mr. Cunningham	115,763	158,107	137%
Mr. Chartier	85,905	78,689	92%
Mr. Rahilly	62,278	58,843	94%

In summary, aggregate payments earned under the 2020 STI plan by each of our participating NEOs were as follows:

Name	Senior Executive Bonus Plan ($)	Discretionary Bonus Plan ($)	Total ($)	Percent of Target
Mr. Fisher	931,122	283,542	1,214,664	118%
Mr. Cunningham	417,787	158,107	575,894	124%
Mr. Chartier	310,031	78,689	388,720	113%
Mr. Rahilly	224,762	58,843	283,605	114%

Long-Term Incentive Compensation

Long-term incentive compensation was awarded under the Company’s 2014 Long-Term Incentive Plan (2014 LTIP). The purpose of the 2014 LTIP is to promote the interests of Enova and its stockholders by giving us a competitive advantage in attracting, retaining and motivating employees, officers, consultants and directors capable of assuring our future success. The 2014 LTIP is designed to provide such persons incentives that are directly linked to the profitability of our business and increases in stockholder value, and to afford such persons an opportunity to acquire a proprietary interest in Enova. A variety of plan-based awards may be made under the 2014 LTIP, including both equity and non-equity based awards.

In February 2020, our Compensation Committee approved long-term incentive awards under the 2014 LTIP to our NEOs. These awards consisted of RSUs and stock options, each weighted at 50%.

The long-term incentive awards granted in February 2020 were intended to motivate our NEOs to achieve or exceed performance goals and enhance retention.

The following table shows the number of RSUs and stock options granted to each of our NEOs in fiscal year 2020 and the grant date fair market value of such awards (in dollars and as a percentage of base salary):

Name	Number of Restricted Stock Units Granted (#)	Number of Stock Options Granted (#)	Grant Date Fair Value of the Grant ($)(1)	Grant Date Fair Value as a Percentage of Base Salary	Target as a Percentage of Base Salary
Mr. Fisher	113,987	256,498	5,288,993	615%	615%
Mr. Cunningham	30,492	68,616	1,414,845	275%	275%
Mr. Chartier	25,456	57,283	1,181,167	275%	275%
Mr. Rahilly	12,389	27,879	574,857	150%	150%

(1)

The amounts shown in this column represent the aggregate grant date fair value of the RSUs and stock options granted to the NEOs in February 2020, as determined by the Compensation Committee. The amounts in this column were calculated by multiplying the number of stock options granted by the fair market value based on the Black-Scholes method of valuation for the average of the 45 trading days preceding the grant date, which was $9.80, and the number of RSUs granted by the average of the closing stock price of Enova’s common stock for the last 45 trading days preceding the grant date, which was $21.34.

Perquisites and Other Personal Benefits

Enova provides perquisites and other personal benefits to its officers that it believes are reasonable and consistent with its overall compensation program. A description of these perquisites and personal benefits, including the attributed costs, for our NEOs for fiscal year 2020, are included in the “All Other Compensation” column of the Summary Compensation Table and described in the notes to that table.

2021 Compensation Decisions

Base Salary

In connection with its annual review of base salaries of our NEOs, in January 2021, our Compensation Committee approved increased annual base salaries for Messrs. Chartier, Cunningham, Fisher and Rahilly effective as of February 7, 2021 as follows:

Name	2021 Annual Base Salary ($)	2020 Annual Base Salary ($)	Percentage Difference from 2020 to 2021
Mr. Fisher	886,000	860,000	3.0%
Mr. Cunningham	529,935	514,500	3.0%
Mr. Chartier	442,411	429,525	3.0%
Mr. Rahilly	394,748	383,250	3.0%

The Compensation Committee determined that base salary increases for all of our NEOs were supported by the Company’s solid financial performance in 2020 as well as meeting the Company’s qualitative goals for the year. Individual increases for our NEOs were supported by their individual performance, the performance of the areas of the business they manage and competitive market positioning.

Short-Term Incentive Compensation

In February 2021, our Compensation Committee approved the performance measures and goals of the STI plan for fiscal 2021 (2021 STI plan), which includes the Senior Executive Bonus Plan and Discretionary Bonus Plan for our NEOs. The total target STI award amounts for 2021 expressed as a percentage of base salary for our NEOs for the 2021 STI plan are as follow:

Name	Target Percentage of Base Salary
Mr. Fisher	120%
Mr. Cunningham	90%
Mr. Chartier	80%
Mr. Rahilly	65%

Our Compensation Committee has also adopted the same three financial objectives used for 2020 for the 2021 Senior Executive Bonus Plan (with equal weightings) and the same five performance objectives used for 2020 for the Discretionary Bonus Plan for 2021.

Long-Term Incentive Compensation

Our Company is facing uncertainty going into 2021 related to the COVID-19 Pandemic, as discussed in “Risk Factors” in Part I, Item 1A and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our Annual Report on Form 10-K. Amidst this uncertainty, it remains imperative that we continue to motivate, attract and retain qualified executives to execute on our strategy and navigate the challenges ahead. Accordingly, the Compensation Committee revised the 2021 LTI mix from 50% stock options and 50% RSUs to 100% RSUs to account for this uncertainty and relative volatility resulting from the Pandemic. The Compensation Committee believed that granting RSUs in 2021 on a temporary basis would provide the desired levels of stability while maintaining alignment with stockholders. The Compensation Committee committed to reviewing the LTI program in its entirety later in 2021 to ensure the LTI program moving forward will continue to reflect our strategy, remain competitive and appropriately align pay and performance.

In February 2021, our Compensation Committee made annual grants of RSUs to our NEOs as follows:

Name	Number of Restricted Stock Units Granted (#)	Grant Date Fair Value of the Grant ($)(1)	Grant Date Fair Value as a Percentage of Base Salary	Target as a Percentage of Base Salary
Mr. Fisher	228,668	5,581,786	630%	630%
Mr. Cunningham	59,700	1,457,277	275%	275%
Mr. Chartier	49,840	1,216,594	275%	275%
Mr. Rahilly	24,256	592,089	150%	150%

(1)

The amounts shown in this column represent the grant date fair value of the RSUs granted to the NEOs in February 2021, as determined by the Compensation Committee. The amounts in this column were calculated by multiplying the number of RSUs granted by the average of the closing stock price of Enova’s common stock for the last 45 trading days preceding the grant date, which was $24.41.

Retirement and Other Benefits

On July 1, 2012, we established (i) the Enova International, Inc. 401(k) Savings Plan (Enova 401(k) Savings Plan), (ii) the Enova International, Inc. Nonqualified Savings Plan (Enova NQSP), and (iii) the Enova International, Inc. Supplemental Executive Retirement Plan (Enova SERP), in which our NEOs and other eligible employees may participate. We offer these plans to provide our executives and other eligible employees with retirement savings vehicles that are competitive in the marketplace in which we compete for talent.

Enova 401(k) and Enova Non-Qualified Savings Plan (NQSP)

Substantially all of our employees and those of our U.S. subsidiaries are eligible to participate in the Enova 401(k). Certain of our highly-compensated employees, including our NEOs, are also eligible to participate in the Enova NQSP.

We match 100% of the first 1% of pay and 50% of the next 5% of pay that each employee contributes to the Enova 401(k). All employee contributions are fully vested upon contribution. Our matching contributions will fully vest after an employee’s second year of service with us and will also fully vest if an employee dies, becomes disabled or reaches age 59 1/2 during employment. Employees may select from among several mutual funds when investing their 401(k) account funds.

The Enova NQSP is a nonqualified retirement savings plan into which eligible participants may contribute portions of their salary in excess of the 401(k) contribution limits. Enova NQSP participants can also defer up to 80% of their STI awards into the Enova NQSP. If a participant’s pay exceeds the IRS limit on amounts that could be taken into account for contributions to the Enova 401(k), we match 50% of the first 5% of compensation deferred to the Enova NQSP in excess of the 401(k) compensation limit; however, if a participant participates in both the Enova 401(k) and the Enova NQSP, the combined match to both plans is limited to 50% of the first 5% of the participant’s pay. The Enova NQSP generally offers the same investment options as the Enova 401(k). Our matching contributions to the Enova NQSP vest immediately.

We generally distribute each participant’s Enova NQSP account in a lump sum shortly after the participant’s separation from service with us and all of our affiliates. Alternatively, a participant may elect to receive his or her Enova NQSP account at a later date or receive payments in up to 10 annual installments. Most officers may not receive a distribution of any portion of their account during the first six months after their separation from service. A participant generally may not receive any portion of his or her Enova NQSP account while employed, unless the participant makes an in-service distribution election before the deferred compensation is earned or suffers a severe financial hardship. We may pay Enova NQSP distributions from a Rabbi trust associated with the Enova NQSP or from the general assets of the entity that is the participant’s employer. A participant would have the rights of a general unsecured creditor of the entity that is his or her employer for any Enova NQSP benefits he or she is owed.

Supplemental Executive Retirement Plan

We provide supplemental executive retirement plan benefits to our officers and certain other eligible employees as a supplement to their retirement benefits under the Enova SERP. After the end of each plan year, we make discretionary supplemental contributions that are credited to the Enova SERP account of each NEO who was employed by us on the last day of the plan year. The rate of return of a participant’s Enova SERP account is determined by the rate of return on deemed investments in mutual funds that a participant selects. Enova SERP participants’ deemed investment options are generally the same as the investment options available under the Enova 401(k). Participants vest in their Enova SERP accounts over their first five years of service with us and are fully vested in their Enova SERP accounts and new contributions to those accounts after that five-year period.

We generally distribute each participant’s Enova SERP account as a lump sum payment soon after the participant’s separation from service with us and all of our affiliates. An Enova SERP participant may, however, elect to defer receipt of the Enova SERP account for at least an additional five years beyond his or her separation from service and may also elect to receive the Enova SERP account in up to ten annual installments. Most officers cannot receive a distribution of any portion of their account during the first six months after their separation from service. A participant generally may not withdraw any portion of his or her Enova SERP account during employment, except in the case of a severe financial hardship. We may pay Enova SERP benefits from a Rabbi trust associated with the Enova SERP or from the general assets of the entity that is the participant’s employer. A participant would have the rights of a general unsecured creditor of the entity that is his or her employer for any Enova SERP benefits he or she is owed.

Our Compensation Committee administers the Enova SERP and annually determines the supplemental contributions for each of our NEOs. The targeted (but non-binding) amount of the supplemental contribution for each plan year is a percentage of each participant’s base salary, plus the lesser of (a) the participant’s target STI award payable during the plan year for the preceding year’s performance and (b) the actual STI award paid during the plan year based on the preceding year’s performance. The contribution amounts are prorated for the portion of the year that a participant was eligible to participate in the Enova SERP, and are credited to the participant’s Enova SERP account before March 15 of the following year. For fiscal year 2020, the supplemental contributions for each of our NEOs, reflected as a percentage of the combined base salary paid during the year and the target STI award granted for fiscal year 2020, are listed below.

Name	Enova SERP Contribution
Mr. Fisher	10.5%
Mr. Cunningham	9.0%
Mr. Chartier	9.0%
Mr. Rahilly	9.0%

For the Enova SERP, Messrs. Fisher, Chartier and Rahilly had more than five years of service and were fully vested in our SERP and 401(k) contributions at the end of 2019. For the Enova SERP, Mr. Cunningham was vested in 80% of our contributions at the end of 2020 because he joined Enova in June 2016. For the Enova 401(k), Mr. Cunningham was fully vested in our contributions at the end of 2020.

Severance Arrangements for Named Executive Officers

On November 13, 2014 in connection with our spin-off (Spin-Off) from Cash America, we entered into Executive Change-in-Control Severance and Restrictive Covenant Agreements (CIC Agreements) with our executive officers, including Messrs. Fisher, Chartier and Rahilly. Also, upon commencement of his employment, we entered into a CIC Agreement with Mr. Cunningham. The CIC Agreements were effective through November 13, 2019, and were automatically extended for a one-year period thereafter. The term of the CIC Agreements will automatically be extended for subsequent one-year periods unless we or the executive officer provide notice not to extend the Term at least six months prior to the scheduled extension date. In addition, the term of these agreements will automatically be extended for two years following a Change-in-Control (as defined in the CIC Agreements).

The CIC Agreements provide our executive officers with severance payments and certain benefits in the event of his or her termination by us without Cause (as defined in the CIC Agreements) or by the relevant executive officers for Good Reason (as defined in the CIC Agreements) during the twelve months following a Change-in-Control (as defined in the CIC Agreements). Such payments and benefits include the following:

(i)

a lump sum payment equal to the executive officer’s unpaid base salary, accrued vacation pay and unreimbursed business expenses, as well as all certain other items earned by and owed to such executive officer through the termination date;

(ii)	a lump sum payment equal to the pro rata portion of the executive officer’s annual target bonus amount for the year in which the termination occurs;
(iii)

a lump sum payment equal to (A) for Mr. Fisher, two times the higher of (1) his base salary in effect at the termination date and (2) his base salary in effect on the date of the Change-in-Control and (B) for all other executive officers, one times the higher of (1) his or her base salary in effect at the termination date and (2) his or her base salary in effect on the date of the Change-in-Control;

(iv)

a lump sum amount equal to (A) for Mr. Fisher, two times the higher of (1) his annual target bonus for the year in which the termination occurs and (2) the actual annual bonus payments made to Mr. Fisher for the year preceding the year in which the termination occurs and (B) for all other executive officers, one times the higher of (1) his or her annual target bonus for the year in which the termination occurs and (2) the actual annual bonus payments made to such executive officer for the year preceding the year in which the termination occurs;

(v)

the immediate vesting of any outstanding cash-based long term incentive awards held by the executive officer, including a lump sum payment for any vested awards (the value of which to be determined after the termination date in accordance with the CIC Agreements);

(vi)	the immediate vesting and lapse of all restrictions on any outstanding stock-based awards held by the executive officer to the extent not already provided for in the related grant agreement(s);
(vii)

equivalent payment for continued medical coverage under our group health plan for the executive and the executive’s dependents for a period of twenty-four months for Mr. Fisher or twelve months for all other executive officers following the termination date in accordance with the terms of the relevant CIC Agreement; and

(viii)

up to $50,000 for Mr. Fisher or $25,000 for all other executive officers for reimbursement of amounts paid by the executive officer for reasonable outplacement services from an executive search firm to the extent such expenses are incurred as a direct result of the separation from service and within twenty-four months for Mr. Fisher or twelve months for all other executive officers after the termination date.

Additionally, the CIC Agreements contain certain restrictive covenants to which the executive officers are subject. These include confidentiality, non-disclosure, non-solicitation and non-competition provisions. The term of the non-competition provision applies during the term of the executive officer’s employment through the twenty-four-month period for Mr. Fisher or twelve-month period for all other executive officers following termination (the Subject Period). Such provision restricts the executive officer from competing with us or any of our subsidiaries or affiliates (including former subsidiaries or affiliates, which is collectively referred to as the Enterprise), by providing employment (other than to the Enterprise), management or consulting services, similar to those provided by the executive officer to the Enterprise with respect to any products or services similar to those offered or under development by the Company or any of its affiliates or subsidiaries anywhere within the Territory (as defined in the CIC Agreements) during the Subject Period.

In addition, we have adopted a severance pay plan for executives that provides guidance for severance pay, continued medical and health benefits, payment of accrued but unused paid time off and an allowance for outplacement services for our executive officers following certain terminations not related to a change-in-control.

Incentive Compensation Recovery Policy

The 2014 LTIP contains a clawback provision that would allow us, in the event that there is a material restatement of our financial results, to (i) cancel part or all of the outstanding portion of any award, whether or not vested, and/or (ii) require a participant to repay an amount, satisfied in cash or in another form of consideration, such as shares of common stock as permitted by applicable law and as acceptable to the Compensation Committee, equal to all or any portion of the value of shares of common stock that have been issued and other payments that have been made to the participant pursuant to any award within the two years preceding the date on which we are required to prepare an accounting restatement, to the extent that such value or payment amount was based on the erroneous data and exceeded the value or amount that would have been paid to the participant under the accounting restatement. The 2014 LTIP also permits us, to the extent required to comply with applicable laws and/or any compensation recovery or clawback policy adopted by us after the date the 2014 LTIP was approved by our stockholders, to unilaterally amend the clawback provision in the 2014 LTIP, with any such amendment binding on all participants.

The Senior Executive Bonus Plan also contains a clawback provision that would allow us to recoup certain compensation and awards paid to our officers in certain circumstances in the event that there is a material restatement of our financial results.

Deductibility of Executive Compensation

Our Compensation Committee reviews and considers the deductibility of executive compensation under Code Section 162(m), which provides that we may not deduct compensation of more than $1 million that is paid to certain individuals. As part of Tax Cuts and Jobs Act (Tax Reform) that was signed into law on December 22, 2017, the ability to rely on exemptions from the $1 million limitation for certain “qualified performance-based compensation” was eliminated, and the limitation on deductibility was generally expanded to include all named executive officers. While the Committee recognizes the nondeductibility provisions of Code Section 162(m), the Committee believes that stockholder interests are best served by not restricting the Committee’s discretion and flexibility in structuring compensation programs, even though such programs may result in non-deductible compensation expenses.

Stock Ownership Guidelines

Our Compensation Committee has established stock ownership guidelines that require ownership of our stock that is five times base salary for our CEO, three times base salary for our other executive officers and five times the annual retainer for directors, subject to certain achievement timelines. Until the stock ownership guidelines are met, executive officers and directors are required to retain 50% of any shares of stock they receive on a net after tax basis. Our executive officers and directors currently comply with the applicable stock ownership guidelines.

Restrictions on Pledges of our Securities and Certain Trading Practices

Among other things, our Insider Trading Policy does not permit any director or associate of the Company, including officers, to engage in short sales or trade in market options or any other kind of derivatives related to Company securities, hold the Company’s securities in a margin account or pledge Company securities as collateral for a loan or engage in hedging or monetization transactions, such as zero-cost collars and forward sale contracts.

Compensation Risk Assessment

Our Compensation Committee has reviewed our compensation policies and practices, including incentive programs, to ensure they do not encourage unreasonable or excessive risk-taking. Based upon this review, we believe our compensation policies and practices are not reasonably likely to expose us to unreasonable or excessive risk that could have a material adverse effect on us. We believe our practice of providing a significant portion of compensation in the form of long-term equity compensation and using multiple performance measures in our incentive plans serve to balance risk and reward. We also maintain a prohibition on hedging and an incentive compensation recovery policy to mitigate undue risk associated with compensation.

Management Development and Compensation Committee Report

As the Management Development and Compensation Committee of the board of directors of Enova International, Inc., we have reviewed and discussed the foregoing Compensation Discussion and Analysis (CD&A) with the Company’s management. Based on this review and discussion, the Management Development and Compensation Committee recommends to the Company’s board of directors that the CD&A be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and this proxy statement.

Daniel R. Feehan, Chair

Gregg A. Kaplan

Mark A. Tebbe

Executive Compensation

Summary Compensation Table – 2020, 2019 and 2018

The following table and footnotes describe the compensation of our NEOs in 2020, 2019 and 2018.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)(1)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(1)(5)	All Other Compensation ($)(6)	Total ($)
David Fisher	2020	854,346	283,542	2,146,888	2,362,951	931,122	269,759	6,848,608
Chief Executive Officer	2019	805,692	232,696	2,616,459	2,458,536	857,572	258,953	7,229,908
(Principal Executive Officer)	2018	760,385	218,982	1,759,490	1,759,498	976,572	234,756	5,709,683
Steven Cunningham	2020	511,673	158,107	574,316	632,099	417,787	127,866	2,421,848
Chief Financial Officer	2019	486,539	155,085	731,875	687,676	360,444	105,722	2,527,341
(Principal Financial Officer)	2018	457,115	348,879	517,497	517,498	357,355	100,356	2,298,700
Kirk Chartier	2020	427,849	78,689	479,459	527,703	310,031	89,856	1,913,587
Chief Marketing Officer	2019	410,962	82,834	619,845	582,420	305,274	90,092	2,091,427
	2018	378,269	145,838	427,488	427,491	295,703	94,680	1,769,469
Sean Rahilly	2020	381,144	58,843	233,347	256,824	224,762	99,620	1,254,540
General Counsel, Chief Compliance Officer & Secretary	2019	362,116	95,249	272,585	256,132	218,151	97,701	1,301,934
	2018	329,673	45,421	378,729	178,744	202,565	91,450	1,226,582

(1)	Portions of the amounts in these columns have been deferred under the Enova 401(k) plan or the Enova NQSP for certain of our NEOs.
(2)

The amounts in this column for 2020 include bonuses paid under the Discretionary Bonus Plan portion of the 2020 STI plan, which were earned in fiscal year 2020 and paid in fiscal year 2021. The amount in this column for Mr. Cunningham includes a $525,000 signing bonus received upon commencement of his employment during 2016, of which $175,000 was paid in 2018.

(3)

The amounts shown in this column for 2020 reflect RSU awards granted under the 2014 LTIP. The amounts shown in this column represent the aggregate grant date fair value of these awards, as determined in accordance with ASC 718. The amounts in this column were calculated by multiplying the number of RSUs granted by the closing stock price of Enova’s common stock on the last trading day preceding the grant date, which was $20.73 for the RSUs granted to the NEOs in February 2020; $23.96 for the RSUs granted to the NEOs in February 2019; $20.85 for the RSUs granted to Mr. Fisher, Mr. Cunningham and Mr. Chartier in February 2018; and $20.85 for 8,573 of the RSUs granted to Mr. Rahilly in February 2018 and $26.21 for 7,630 of the RSUs granted to Mr. Rahilly in October 2018.

(4)

The amounts shown in this column for 2020 reflect stock option awards granted under the 2014 LTIP. The amounts shown in this column represent the aggregate grant date fair value, as determined in accordance with ASC 718. The amounts in this column were calculated by multiplying the number of stock options granted by the fair market value based on the Black-Scholes method of valuation, which was $8.37 for the stock options granted in 2020, $11.71 for the stock options granted in 2019 and $9.33 for the stock options granted in 2018.

(5)

The amounts shown in this column for 2020 reflect payments made under the Senior Executive Bonus Plan portion of the 2020 STI plan. See “Compensation Discussion and Analysis—2020 Compensation for Named Executive Officers—Short-Term Incentive Compensation.”

(6)	The 2020 amounts shown in this column for 2020 include the following:

Name	Nonqualified Savings Plan Contributions by Enova ($)	SERP Contributions by Enova ($)(a)	Supplemental Health Care and Insurance Benefits ($)	Perquisites, Personal Benefits and Other ($)(b)	Total ($)
Mr. Fisher	41,491	186,994	19,690	21,584	269,759
Mr. Cunningham	18,555	81,081	26,251	1,979	127,866
Mr. Chartier	—	68,096	20,069	1,690	89,855
Mr. Rahilly	10,239	55,487	26,251	7,644	99,621

(a)	Includes contributions made by Enova in 2021 that were earned in 2020.
(b)

Consists of matching 401(k) contributions paid by the Company for all of the NEOs, parking garage rental fees paid by the Company on behalf of Mr. Fisher and Mr. Rahilly and tax gross-ups paid by the Company on behalf of Mr. Fisher, Mr. Chartier and Mr. Rahilly. None of the individual amounts exceed the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for the applicable NEO.

Executive Agreements

Employment Letter Agreement with Mr. Cunningham

Pursuant to the terms of his offer letter, the material terms of Mr. Cunningham’s compensation include an annualized base salary of $435,000 and a short-term discretionary performance bonus with a target value of 70% of his annual base salary under the Company’s Senior Executive Bonus Plan and the Company’s Discretionary Bonus Plan. The bonus paid for 2016 performance was prorated as of Mr. Cunningham’s start date; provided, however that for purposes of calculating the bonus, Mr. Cunningham’s start date was deemed to be three months prior to his actual start date, and the amount of the bonus was to be not less than the target value, as prorated for Mr. Cunningham’s deemed start date. Mr. Cunningham was also eligible to receive an annual long-term incentive award in the form of RSUs and stock options under the 2014 LTIP with a target value of 200% of his annual base salary, subject to the discretion and approval of the Board, with the award granted in the first quarter of 2017 at the time other annual awards were made under the 2014 LTIP. Mr. Cunningham also received a new hire equity award valued at $750,000, which consisted of RSUs awarded under the 2014 LTIP. The RSU award vests in increments of 25% on the first four anniversaries of the award date, subject to the conditions of the 2014 LTIP. Mr. Cunningham also received a cash sign-on bonus of $525,000, one-third of which was paid within 30 days of Mr. Cunningham’s start date and one-third of which was paid on the first and second anniversaries of his start date. Repayment of the first installment of the cash sign-on bonus would have been required if Mr. Cunningham separated from the Company voluntarily earlier than 12 months from the date of employment. Mr. Cunningham also participates in the Company’s customary health and welfare benefit programs available to other executive officers, and he has entered into a CIC Agreement.

Grants of Plan-Based Awards – 2020

The following table provides information about the equity and non-equity plan-based awards made to our NEOs under the 2020 STI plan and 2014 LTIP during 2020.

			Estimated Possible Payouts under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities	Exercise or Base Price	Grant Date Fair Value of Stock and
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Stock or Units (#)(1)	Underlying Options (#)(1)	Awards ($)(1)	Option Awards ($)(2)
Mr. Fisher	2/11/2020	(3)	387,000	774,000	1,548,000	—	—	—	—
	2/11/2020	(4)	—	258,000	—	—	—	—	—
	2/11/2020	(5)	—	—	—	—	256,498	23.20	2,146,888
	2/11/2020	(6)	—	—	—	113,987	—	—	2,362,951
Mr. Cunningham	2/11/2020	(3)	173,644	347,288	694,575	—	—	—	—
	2/11/2020	(4)	—	115,763	—	—	—	—	—
	2/11/2020	(5)	—	—	—	—	68,616	23.20	574,316
	2/11/2020	(6)	—	—	—	30,492	—	—	632,099
Mr. Chartier	2/11/2020	(3)	128,858	257,715	515,430	—	—	—	—
	2/11/2020	(4)	—	85,905	—	—	—	—	—
	2/11/2020	(5)	—	—	—	—	57,283	23.20	479,459
	2/11/2020	(6)	—	—	—	25,456	—	—	527,703
Mr. Rahilly	2/11/2020	(3)	93,417	186,834	373,669	—	—	—	—
	2/11/2020	(4)	—	62,278	—	—	—	—	—
	2/11/2020	(5)	—	—	—	—	27,879	23.20	233,347
	2/11/2020	(6)	—	—	—	12,389	—	—	256,824

(1)	Time-based RSU and stock option awards were made to executives under the 2014 LTIP.
(2)	The amount shown represents the aggregate grant date fair value of RSU and stock option awards that were granted under the 2014 LTIP, as determined in accordance with ASC 718.
(3)

The amounts shown represent potential cash-based payments under our Senior Executive Bonus Plan for 2020 for our NEOs. See “Compensation Discussion and Analysis—2020 Compensation for Named Executive Officers—Short-Term Incentive Compensation” for additional information regarding our Senior Executive Bonus Plan for 2020.

(4)

The amounts shown represent potential cash-based payments under our Discretionary Bonus Plan for 2020 for our NEOs. See “Compensation Discussion and Analysis—2020 Compensation for Named Executive Officers—Short-Term Incentive Compensation” for additional information regarding our Discretionary Bonus Plan for 2020.

(5)

Represent grants of stock options made during 2020 under the 2014 LTIP. Stock options vest one-third on each anniversary of their respective grant dates, subject to continued employment of the participant.

(6)	Represent grants of RSUs made during 2020 under the 2014 LTIP. RSUs vest one-quarter on each anniversary of their respective grant dates, subject to continued employment of the participant.

Outstanding Equity Awards at 2020 Fiscal Year End

The following table provides information on our NEOs’ holdings of unvested RSUs and stock options as of December 31, 2020. All shares refer to shares of our common stock.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)
Mr. Fisher
12/13/14 Grant	350,000	—	23.04	12/13/21	—	—
3/20/15 Grant	68,122	—	23.14	12/13/21	—	—
2/23/16 Grant	110,000	—	6.29	2/23/23	—	—
2/17/17 Grant	219,696	—	14.80	2/17/24	24,493	589,302
2/13/18 Grant	125,724	62,861	20.85	2/13/25	42,194	1,015,188
2/12/19 Grant	74,480	148,958	21.34	2/12/26	76,957	1,851,585
2/11/20 Grant	—	256,498	23.20	2/11/27	113,987	2,742,527
Mr. Cunningham
2/17/17 Grant	39,546	—	14.80	2/17/24	4,408	106,056	(4)
2/13/18 Grant	22,186	11,092	20.85	2/13/25	7,446	179,151	(4)
2/12/19 Grant	20,834	41,666	21.34	2/12/26	21,525	517,891
2/11/20 Grant	—	68,616	23.20	2/11/27	30,492	733,637
Mr. Chartier
12/13/14 Grant	69,275	—	23.04	12/13/21	—	—
2/23/16 Grant	24,833	—	6.29	2/23/23	—	—
2/17/17 Grant	62,217	—	14.80	2/17/24	6,936	166,880
2/13/18 Grant	30,546	15,273	20.85	2/13/25	10,250	246,615
2/12/19 Grant	17,645	35,288	21.34	2/12/26	18,231	438,638
2/11/20 Grant	—	57,283	23.20	2/11/27	25,456	612,471
Mr. Rahilly
12/13/14 Grant	59,032	—	23.04	12/13/21	—	—
2/23/16 Grant	12,583	—	6.29	2/23/23	—	—
2/17/17 Grant	24,999	—	14.80	2/17/24	2,787	67,055
2/13/18 Grant	12,772	6,386	20.85	2/13/25	4,286	103,121
10/09/18 Grant	—	—	—	1/0/00	3,814	91,765
2/12/19 Grant	7,760	15,518	21.34	2/12/26	8,017	192,889
2/11/20 Grant	—	27,879	23.20	2/11/27	12,389	298,079

(1)

Represent grants of stock options made during 2018, 2019, 2020 under the 2014 LTIP. Stock options vest one-third on each anniversary of their respective grant dates, subject to continued employment by the participant.

(2)

Represent grants of RSUs made during 2017, 2018, 2019 and 2020 under the 2014 LTIP. These RSUs vest one-quarter on each anniversary of their respective grant dates, subject to continued employment by the participant. All other RSUs granted in 2016 vest one-third on each anniversary of their respective grants dates, subject to continued employment by the participant.

(3)	The market value of the unvested RSUs is based on the closing price of the Company’s common stock as of December 31, 2020, which was $24.77.
(4)	These amounts are net of distributions to Mr. Cunningham’s former spouse pursuant to a domestic relations order.

Option Exercises and Stock Vested – 2020

The following table provides information on the aggregate number of shares acquired in 2020 upon the vesting of time-based RSUs granted under the 2014 LTIP in 2019, 2018 and 2017 and the value realized, before payment of any applicable withholding tax and broker commissions. No options were exercised in fiscal year 2020.

	Stock Awards
Name	Number of Shares Acquired on Vesting (1)	Value Realized on Vesting ($)(2)
Mr. Fisher	71,243	1,555,157
Mr. Cunningham	30,931	559,786
Mr. Chartier	18,138	395,957
Mr. Rahilly	9,511	202,555

(1)

Includes Enova stock acquired under time-based RSUs granted under the 2014 LTIP to Mr. Rahilly that vested on October 9, 2020, to Mr. Cunningham that vested on June 22, 2020 and to the NEOs that vested on February 12, 2020, February 13, 2020 and February 17, 2020.

(2)	Value reflects the closing price of Enova common stock on the vesting date.

Nonqualified Deferred Compensation

The following table shows compensation deferred by each NEO under the Enova NQSP and the Enova SERP. Additional information about the Enova NQSP and the Enova SERP is included under “Compensation Discussion and Analysis—Retirement and Other Benefits.”

Name	Plan	Executive Contributions in 2020 ($)1)	Registrant Contributions in 2020 ($)(2)	Aggregate Earnings in 2020 ($)(3)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at 12/31/2020 ($)(4)(5)
Mr. Fisher	Enova NQSP	82,981	41,491	84,201	—	796,188
	Enova SERP	—	186,994	158,490	—	1,418,566
Mr. Cunningham	Enova NQSP	37,110	18,555	8,634	—	64,300
	Enova SERP	—	81,081	14,794	—	299,623
Mr. Chartier	Enova NQSP	—	—	—	—	—
	Enova SERP	—	68,096	10,830	—	424,660
Mr. Rahilly	Enova NQSP	20,477	10,239	9,577	—	84,464
	Enova SERP	—	55,487	26,698	—	286,585

(1)

All executive contributions to the Enova NQSP described in this column are included within amounts reported in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table for 2020.

(2)

All Company contributions to the Enova NQSP and the Enova SERP described in this column are included within the “All Other Compensation” column of the Summary Compensation Table for 2020. The contributions to the Enova SERP specified in this column reflect the contributions that were earned in 2020 and made in February 2021.

(3)

The amounts included in this column, which are not included in the Summary Compensation Table, reflect the rate of return that each NEO has selected for his or her Enova NQSP and Enova SERP accounts from an array of investment options that may be changed by the participant in each plan at any time and that generally mirror the funds in the Enova 401(k) plan. The 2020 annual rates of return for the investment options available for all or most of the calendar year ended December 31, 2020 were as follows:

Name of Fund	Rate of Return (%)	Name of Fund	Rate of Return (%)
Fidelity 500 Index Institutional Prem	18.40	Vanguard Target Retirement 2030 Inv	14.10
Fidelity Extended Market Index	32.16	Vanguard Target Retirement 2035 Inv	14.79
Fidelity Large Cap Growth Index	38.43	Vanguard Target Retirement 2040 Inv	15.47
Fidelity Large Cap Value Index	2.86	Vanguard Target Retirement 2045 Inv	16.30
Fidelity Total Bond	9.33	Vanguard Target Retirement 2050 Inv	16.39
Hartford Schroders Emer Markets Equity SDR	23.80	Vanguard Target Retirement 2055 Inv	16.32
Oakmark International Institutional	5.16	Vanguard Target Retirement 2060 Inv	16.32
Vanguard Federal Money Market Inv	0.45	Vanguard Target Retirement 2065 Inv	16.17
Vanguard Target Retirement 2015 Inv	10.32	Vanguard Target Retirement Income Inv	10.02
Vanguard Target Retirement 2020 Inv	12.04	Vanguard Total Bond Market Index Adm	7.72
Vanguard Target Retirement 2025 Inv	13.30	Vanguard Total Intl Stock Index Admiral	11.28

(4)	Includes the 2020 Enova SERP contributions shown under the “Registrant Contributions in 2020” column that were made in February 2021 for the NEOs that were employed as of December 31, 2020.
(5)

The vested portion of Mr. Cunningham’s Enova SERP balance at December 31, 2020 was $43,708. Messrs. Fisher and Rahilly were fully vested in their Enova NQSP balances and Mr. Fisher, Mr. Chartier and Mr. Rahilly were fully vested in their Enova SERP balances at December 31, 2020.

Potential Payments upon Termination or Change-in-Control

We have entered into the CIC Agreements with our executive officers. We have also adopted a severance pay plan for executives that we may follow in the case of an involuntary termination. See “Compensation Discussion and Analysis—Severance Arrangements for Named Executive Officers” for additional information.

Payments Made Upon Resignation, Retirement, Termination, Death or Disability

We have adopted a severance pay plan (the Severance Pay Plan) for executives that provides guidance for severance pay, continued medical and health benefits, payment of accrued but unused paid time off and an allowance for outplacement services for our executive officers following certain terminations not related to a change-in-control. Under our Severance Pay Plan each of our NEOs is entitled to receive severance pay and benefits if his or her employment is involuntarily terminated due to restructuring, job elimination or other circumstances that Enova determines warrant the provision of severance benefits. Upon termination of employment for any of these reasons, if the executive agrees to a general release of Enova and its affiliates related to employment claims arising from the termination and a promise to comply with confidentiality and nonsolicitation provisions, the executive will be entitled to severance pay equal to the number of months of base salary and payable over the period reflected in the table below:

Years of Employment	Executive	CEO
1 but less than 5	9 months	12 months
5 but less than 10	12 months	18 months
10 but less than 15	18 months	24 months
15 or more	24 months	24 months

In addition, each executive is entitled to receive:

●

Continued medical benefits for the shorter of the period set forth in the table above or the period during which the former executive is covered by COBRA, with our continuing to pay the portion of COBRA premiums that exceed the portion of health care premiums that current employees are required to pay (Employer COBRA Premiums) and for the costs of supplemental health care benefits in excess of the amount current executives are required to pay (Employer Supplemental Executive Health Care Premiums); and
●	A lump sum equal to all accrued but unpaid vacation and paid time off.

Payment of other benefits and perquisites will cease on the officer’s termination date.

Regardless of whether an executive’s employment terminates due to retirement, resignation, involuntary termination, death or disability, he or she is entitled to receive amounts earned during his or her term of employment. Such amounts include: vested grants under the 2014 LTIP or any previous incentive plan and vested contributions and earnings under the Enova 401(k) plan, the Enova NQSP and the Enova SERP. In addition, if the NEO dies, his or her estate would receive payments under the group life insurance plan.

In all cases Enova has complete discretionary authority to award greater or lesser amounts of severance pay and benefits.

Payments made Upon a Change-in-Control

The CIC Agreements with our NEOs specify the payments that they are to receive if they are terminated in connection with or during a specified period following a change-in-control. See “Compensation Discussion and Analysis—Severance Arrangements for NEOs.”

Executive CIC Agreements.

The CIC Agreement with Mr. Fisher provides that if, within 12 months after a “change-in-control” of Enova, Enova terminates Mr. Fisher’s employment without cause or if Mr. Fisher voluntarily terminates his employment with good reason (including a reduction in his duties or compensation or relocation of place of employment), then Mr. Fisher will be entitled to:

●	earned and unpaid salary;
●

a pro-rated portion of the target annual bonus (or short-term incentive compensation) under the existing bonus (or short-term incentive compensation) plan based on the number of months employed during the year;

●	a lump sum cash payment equal to all accrued but unpaid vacation and paid time off;
●	a lump sum cash payment equal to two times the higher of the executive’s annual rate of base salary on the date of termination or on the date of change-in-control;
●

a lump sum cash payment equal to two times the greater of (i) the target bonus (or short-term incentive compensation) for the year, or (ii) the actual bonus (or short-term incentive compensation) for the preceding year;

●

immediate vesting of any outstanding unvested cash-based and equity-based long-term incentive awards with the amount paid with respect to (i) cash-based awards to be equal to the greater of (A) the amount calculated under the award agreement based on the higher of the target or the actual achievement of the performance goals or (B) the amount to which the executive would be entitled under the provisions of the award agreement, and (ii) performance-based equity awards to be equal to the maximum amount available under each award;

●

continued medical and health care benefits for 24 months, consisting of Employer COBRA Premiums to be paid over an 18-month period and an amount equal to (i) six times the first monthly Employer COBRA Premium and (ii) 24 times the first monthly Employer Supplemental Executive Health Care Premium, paid in a lump sum; and

●	executive placement services from an executive search/placement firm of up to $50,000.

The CIC Agreement with our other NEOs provide that if, within 12 months after a “change-in-control” of Enova, Enova terminates the NEO’s employment without cause or if the NEO voluntarily terminates his or her employment with good reason (including a reduction in his or her duties or compensation or relocation of place of employment), then the executive will be entitled to:

●	earned and unpaid salary;
●

a pro-rated portion of the target annual bonus (or short-term incentive compensation) under the existing bonus (or short-term incentive compensation) plan based on the number of months employed during the year;

●	a lump sum cash payment equal to all accrued but unpaid vacation and paid time off;
●	a lump sum cash payment equal to the higher of the executive’s annual rate of base salary on the date of termination or on the date of change-in-control;
●

a lump sum cash payment equal to the greater of (i) the target bonus (or short-term incentive compensation) for the year, or (ii) the actual bonus (or short-term incentive compensation) for the preceding year;

●

immediate vesting of any outstanding unvested cash-based and equity-based long-term incentive awards with the amount paid with respect to (i) cash-based awards to be equal to the greater of (A) the amount calculated under the award agreement based on the higher of the target or the actual achievement of the performance goals or (B) the amount to which the executive would be entitled under the provisions of the award agreement, and (ii) performance-based equity awards to be equal to the maximum amount available under each award;

●

continued medical and health care benefits for 12 months, consisting of Employer COBRA Premiums to be paid over a 12-month period and an amount equal to (i) six times the first monthly Employer COBRA Premium and (ii) 12 times the first monthly Employer Supplemental Executive Health Care Premium, paid in a lump sum; and

●	executive placement services from an executive search/placement firm of up to $25,000.

Certain payments under the CIC Agreements will be delayed for six months if required by Section 409A of the Code. In addition, the CIC Agreements provide that a change-in-control is deemed to occur under the circumstances described below under “Change-in-Control Definitions.”

Accelerated Vesting of Awards under the Enova Long-Term Incentive Plan.

The agreements relating to RSUs and stock options granted under the 2014 LTIP provide that the vesting and payment of RSUs and stock options will be accelerated if there is a change-in-control and, within 12 months afterward, Enova terminates the executive’s employment without cause or if the executive voluntarily terminates his or her employment with good reason (including a reduction in his or her duties or compensation or relocation of place of employment).

Accelerated Vesting under the Enova SERP and the Enova NQSP.

The Enova SERP provides that the vesting under the Enova SERP will be accelerated if there is a change-in-control or if the executive’s employment is terminated as a result of his or her job being eliminated. The Enova NQSP provides that the vesting of the unvested portion of Enova’s matching amounts contributed to a NEO’s Enova NQSP account will accelerate in the event of a change-in-control or if the executive’s employment is terminated as a result of death or disability or of his or her job being abolished.

Change-in-Control Definitions.

The CIC Agreement with Mr. Fisher, the CIC Agreements with our other NEOs, the RSU awards and stock option awards granted to our NEOs under the 2014 LTIP, the Enova SERP and the Enova NQSP each provide that a change-in-control is deemed to occur:

●

if any person or group acquires ownership of Enova stock that, together with all other Enova’s stock held by that person or group, constitutes more than 50% of the total voting power or total fair market value of Enova stock;

●	if, during any 12-month period, any person or group acquires ownership of Enova stock with at least 30% of the total voting power;
●	if, during any 12-month period, a majority of the Enova directors at the beginning of such period are replaced, other than in specific circumstances; or
●

if, during any 12-month period, any person or group acquires assets of Enova with an aggregate fair market value of at least 40% of the fair market value of all of Enova’s gross assets immediately prior to such acquisition or acquisitions.

Distribution of Nonqualified Deferred Compensation

Our NEOs are entitled to receive the vested amounts in their accounts under the Enova NQSP and the Enova SERP if their employment with us terminates. The last column in the Nonqualified Deferred Compensation Table reports each NEO’s aggregate balance at December 31, 2020 under each plan. Messrs. Chartier, Cunningham, Fisher and Rahilly were vested in 100%, 80%, 100% and 100%, respectively, in each of their Enova SERP balances at December 31, 2020. All of our NEOs who had balances in the Enova NQSP at December 31, 2020 were fully vested. The account balances continue to be credited with increases or decreases reflecting changes in the value of the investments against which the account balances are calculated, and to accrue interest income or dividend payments, as applicable, between the termination event and the date distributions are made. Therefore, amounts that the NEO would actually receive would differ from those shown in the Nonqualified Deferred Compensation Table.

Potential Payments

The following tables and disclosures show the potential payments that could have been made to our NEOs, under our contracts, agreements, plans and arrangements, whether written or unwritten, in the event of a change-in-control or termination of employment, assuming such event occurred on December 31, 2020, based on the closing price of our common stock of $24.77 (as reported on the NYSE as of December 31, 2020).

David Fisher

	Retirement, Death or Disability ($)		Involuntary Termination Other than for Cause ($)		Involuntary Termination Other than for Cause/ Voluntary Termination with Good Reason Following a Change-in-Control ($)
Severance	—		1,290,000	(1)	3,900,536	(2)
Short-term incentive compensation	—		—		1,032,000	(3)
Accelerated vesting of Restricted Unit Awards and stock options	—		—		7,541,563	(4)
Continued health benefits	—		38,754	(5)	51,673	(6)
Accrued & unused paid time off	102,538	(7)(8)	102,538	(7)(8)	102,538	(7)(8)
Outplacement benefits	—		—		50,000
Total	102,538		1,431,292		12,678,310

(1)

Includes 18 months’ base salary payable over an 18-month period following termination that would be payable under the terms of our Severance Pay Plan. Mr. Fisher was Chief Executive Officer as of December 31, 2020.

(2)

This amount is (a) two times Mr. Fisher’s base salary as of December 31, 2020 and (b) two times his actual annual bonus payment under the annual bonus plans in which he participated in the prior year that would be payable under the terms of the CIC Agreement with Mr. Fisher. To be paid as a lump sum cash payment.

(3)	This amount is the target award under the 2020 STI plan that would be payable under the terms of the CIC Agreement with Mr. Fisher.
(4)

This is the intrinsic value as of December 31, 2020 of (a) 24,493 RSUs granted to Mr. Fisher during 2017, (c) 42,194 RSUs granted to Mr. Fisher during 2018, (c) 76,957 RSUs granted to Mr. Fisher during 2019, (d) 113,987 RSUs granted to Mr. Fisher during 2020, (e) 62,861 stock options granted to Mr. Fisher during 2018, (f) 148,958 stock options granted to Mr. Fisher during 2019 and (g) 256,498 stock options granted to Mr. Fisher during 2020, all of which were granted under the 2014 LTIP and were unvested as of December 31, 2020.

(5)	Consists of Employer COBRA Premiums to be paid over an 18-month period and Employer Supplemental Executive Health Care Premiums to be paid over an 18-month period.
(6)

Consists of Employer COBRA Premiums to be paid over an 18-month period and an amount equal to (i) six times the first monthly Employer COBRA Premium and (ii) 24 times the first monthly Employer Supplemental Executive Health Care Premium, paid in a lump sum cash payment.

(7)	Calculated based on Mr. Fisher’s salary at December 31, 2020. Assumes none of Mr. Fisher’s 248 hours of accrued paid time off available for the 2020 year had been used.
(8)	Under certain circumstances, Illinois, the state where Mr. Fisher is employed, requires payment of accrued and unused vacation.

Steven Cunningham

	Retirement, Death or Disability ($)		Involuntary Termination Other than for Cause ($)		Involuntary Termination Other than for Cause/ Voluntary Termination with Good Reason Following a Change-in-Control ($)
Severance	—		385,875	(1)	1,030,029	(2)
Short-term incentive compensation	—		—		638,050	(3)
Accelerated vesting of Restricted Unit Awards and stock options	—		—		1,876,207	(4)
Accelerated vesting of SERP balance	—		—		59,925	(5)
Continued health benefits	—		17,198	(6)	22,930	(7)
Accrued & unused paid time off	61,344	(8)(9)	61,344	(8)(9)	61,344	(8)(9)
Outplacement benefits	—		—		25,000
Total	61,344		464,417		3,713,485

(1)

Includes nine months’ base salary payable over a nine-month period following termination that would be payable under the terms of our Severance Pay Plan. Mr. Cunningham was Chief Financial Officer as of December 31, 2020.

(2)

This amount is (a) Mr. Cunningham’s base salary as of December 31, 2020 and (b) his actual annual bonus payment under the annual bonus plans in which he participated in the prior year that would be payable under the terms of the CIC Agreement. To be paid as a lump sum cash payment.

(3)	This amount is (a) the target award under the 2020 STI plan that would be payable under the terms of the CIC Agreement with Mr. Cunningham.
(4)

This is the intrinsic value as of December 31, 2020 of (a) 4,408 RSUs granted to Mr. Cunningham during 2017, (b) 7,446 RSUs granted to Mr. Cunningham during 2018, (c) 21,525 RSUs granted to Mr. Cunningham during 2019, (d) 30,492 RSUs granted to Mr. Cunningham during 2020, (e) 11,092 stock options granted to Mr. Cunningham during 2018, (f) 41,666 stock options granted to Mr. Cunningham during 2019 and (g) 68,616 stock options granted to Mr. Cunningham during 2020, all of which were granted under the 2014 LTIP and were unvested as of December 31, 2020.

(5)	Represents the unvested portion of Mr. Cunningham’s Enova SERP balance at December 31, 2020.
(6)	Consists of Employer COBRA Premiums to be paid over a nine-month period and Employer Supplemental Executive Health Care Premiums to be paid over a nine-month period.
(7)	Consists of Employer COBRA Premiums to be paid over a twelve-month period and Employer Supplemental Executive Health Care Premiums to be paid over a twelve-month period.
(8)	Calculated based on Mr. Cunningham’s salary at December 31, 2020. Assumes none of Mr. Cunningham’s 248 hours of accrued paid time off available for the 2019 year had been used.
(9)	Under certain circumstances, Illinois, the state where Mr. Cunningham is employed, requires payment of accrued and unused vacation.

Kirk Chartier

	Retirement, Death or Disability ($)		Involuntary Termination Other than for Cause ($)		Involuntary Termination Other than for Cause/ Voluntary Termination with Good Reason Following a Change-in-Control ($)
Severance	—		429,525	(1)	817,633	(2)
Short-term incentive compensation	—		—		343,620	(3)
Accelerated vesting of Restricted Unit Awards and stock options	—		—		1,778,666	(4)
Continued health benefits	—		26,659	(5)	26,659	(6)
Accrued & unused paid time off	51,213	(7)(8)	51,213	(7)(8)	51,213	(7)(8)
Outplacement benefits	—		—		25,000
Total	51,213		507,397		3,042,791

(1)

Includes twelve months’ base salary payable over a twelve-month period following termination that would be payable under the terms of our Severance Pay Plan. Mr. Chartier was Chief Marketing Officer as of December 31, 2020.

(2)

This amount is (a) Mr. Chartier’s base salary as of December 31, 2020 and (b) his actual annual bonus payment under the annual bonus plans in which he participated in the prior year that would be payable under the terms of the CIC Agreement. To be paid as a lump sum cash payment.

(3)	This amount is the target award under the 2020 STI plan that would be payable under the terms of the CIC Agreement with Mr. Chartier.
(4)

This is the intrinsic value as of December 31, 2020 of (a) 6,936 RSUs granted to Mr. Chartier during 2017, (b) 10,250 RSUs granted to Mr. Chartier during 2018, (c) 18,231 RSUs granted to Mr. Chartier during 2018, (d) 25,456 RSUs granted to Mr. Chartier during 2020, (e) 15,273 stock options granted to Mr. Chartier during 2018, (f) 35,288 stock options granted to Mr. Chartier during 2019 and (g) 57,283 stock options granted to Mr. Chartier during 2020, all of which were granted under the 2014 LTIP and were unvested as of December 31, 2020.

(5)	Consists of Employer COBRA Premiums to be paid over a twelve-month period and Employer Supplemental Executive Health Care Premiums to be paid over a twelve-month period.
(6)	Consists of Employer COBRA Premiums to be paid over a twelve-month period and Employer Supplemental Executive Health Care Premiums to be paid over a twelve-month period.
(7)	Calculated based on Mr. Chartier’s salary at December 31, 2020. Assumes none of Mr. Chartier’s 248 hours of accrued paid time off available for the 2020 year had been used.
(8)	Under certain circumstances, Illinois, the state where Mr. Chartier is employed, requires payment of accrued and unused vacation.

Sean Rahilly

	Retirement, Death or Disability ($)		Involuntary Termination Other than for Cause ($)		Involuntary Termination Other than for Cause/ Voluntary Termination with Good Reason Following a Change-in-Control ($)
Severance	—		191,625	(1)	696,650	(2)
Short-term incentive compensation	—		—		249,113	(3)
Accelerated vesting of Restricted Unit Awards and stock options	—		—		897,158	(4)
Continued health benefits	—		7,644	(5)	15,287	(6)
Accrued & unused paid time off	45,695	(7)(8)	45,695	(7)(8)	45,695	(7)(8)
Outplacement benefits	—		—		25,000
Total	45,695		244,964		1,928,903

(1)

Includes six months’ base salary payable over a six-month period following termination that would be payable under the terms of our Severance Pay Plan. Mr. Rahilly was General Counsel, Chief Compliance Officer & Secretary as of December 31, 2020.

(2)

This amount is (a) Mr. Rahilly’s base salary as of December 31, 2020 and (b) his actual annual bonus payment under the annual bonus plans in which he participated in the prior year that would be payable under the terms of the CIC Agreement. To be paid as a lump sum cash payment.

(3)	This amount is the target award under the 2020 STI plan that would be payable under the terms of the CIC Agreement with Mr. Rahilly.
(4)

This is the intrinsic value as of December 31, 2020 of (a) 2,787 RSUs granted to Mr. Rahilly during 2017, (b) 8,100 RSUs granted to Mr. Rahilly during 2018, (c) 8,017 RSUs granted to Mr. Rahilly during 2019, (d) 12,389 RSUs granted to Mr. Rahilly during 2020, (e) 6,386 stock options granted to Mr. Rahilly during 2018, (f) 15,518 stock options granted to Mr. Rahilly during 2019 and (g) 27,879 stock options granted to Mr. Rahilly during 2020, all of which were granted under the 2014 LTIP and were unvested as of December 31, 2018.

(5)	Consists of Employer COBRA Premiums to be paid over a six-month period and Employer Supplemental Executive Health Care Premiums to be paid over a six-month period.
(6)	Consists of Employer COBRA Premiums to be paid over a twelve-month period and Employer Supplemental Executive Health Care Premiums to be paid over a twelve-month period.
(7)	Calculated based on Mr. Rahilly’s salary at December 31, 2020. Assumes none of Mr. Rahilly’s 248 hours of accrued paid time off available for the 2020 year had been used.
(8)	Under certain circumstances, Illinois, the state where Mr. Rahilly is employed, requires payment of accrued and unused vacation.

CEO Pay Ratio

Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC adopted a rule requiring public companies to disclose in their annual proxy statements the ratio of the annual total compensation of the chief executive officer to the median employee’s annual total compensation.

For 2020, we continued to exclude international employees from our determination of the median employee, as they represented less than 5% of the total employee population of 1,549. We also excluded employees of On Deck Capital, Inc., which we acquired on October 13, 2020. As of December 31, 2020, the employee population after the exclusion of 16 employees located in Brazil and 509 employees of OnDeck was 1,024. We determined there has been no change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change to our pay ratio disclosure. Our 2019 median employee, a collections specialist, served as our median employee for 2020.

We then calculated the median employee’s total annual compensation in the same manner that was used in the summary compensation table for our named executive officers, including our CEO, by considering base salary, bonuses and 401(k) employer matching contributions.

Based on this methodology, for 2020, the total annual compensation was $6,848,608 for our CEO and $52,817 for our median employee, resulting in a ratio of CEO pay to our median employee pay of 130 to 1.

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Equity Compensation Plan Information

The following table provides information as of December 31, 2020 for our compensation plans under which equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights ($/sh)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	4,372,049	12.10	3,769,244
Equity compensation plans not approved by security holders	—	—	—
Total	4,372,049	12.10	3,769,244

(1)	The 2014 LTIP is the only existing equity plan of the Company.

Audit Committee Report

The Audit Committee (the Committee) oversees our accounting and financial reporting process on behalf of the Board. The Committee is composed of four independent directors (as defined by the NYSE Listing Rules), met five times in 2020 and operates under a written charter adopted by the Board in November 2016, which is available on the Committee Charters page of our website at www.enova.com. As provided in the Charter, the Committee’s responsibilities include overseeing the quality and integrity of our financial reporting, including our systems of disclosure controls and procedures and internal controls, the qualifications and independence of our external auditors and the performance of our internal audit function and independent registered public accounting firm, and our compliance with legal and regulatory requirements. However, management has the primary responsibility for the financial statements and the reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements to be included in the Annual Report on Form 10-K for the year ended December 31, 2020 with management, including a discussion of the quality and the acceptability of our financial reporting and controls as of and for the year ended December 31, 2020.

The Committee reviewed with the independent registered public accounting firm, PricewaterhouseCoopers LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality and acceptability of our financial reporting, the effectiveness of the Company’s internal control and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Committee has discussed with the independent registered public accounting firm its independence from the Company and its management, including matters in the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board. The Committee has also considered whether the provision by the independent registered public accounting firm of non-audit professional services is compatible with maintaining its independence.

The Committee also discussed with our internal audit manager and the internal audit team and our independent registered public accounting firm the overall scope and plans for their respective audits. The Committee meets periodically with the internal audit manager and internal audit team and our independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. The Committee also meets in executive session separately with the internal audit manager and internal audit team, our independent registered public accounting firm and Company management at least annually.

In reliance on the reviews and the discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC. The Committee also reappointed our independent registered public accounting firm for our 2021 fiscal year.

Ellen Carnahan, Chairman

William M. Goodyear

James A. Gray

Mark P. McGowan

Audit and Non-Audit Fees

The following fees were billed for professional audit services and other services rendered to Enova by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2020 and 2019:

	2020	2019
Audit fees (1)	$2,729,767	$1,856,267
Audit-related fees (2)	—	70,000
Tax fees	—	—
All other fees (3)	4,905	4,905
Total	$2,734,672	$1,931,172

(1)

Audit fees consist of fees billed for professional services rendered for the audit of Enova’s consolidated financial statements included in Enova’s Annual Report on Form 10-K and for the review of the financial statements included in Enova’s Quarterly Reports on Form 10-Q, as well as services that generally only Enova’s independent registered public accounting firm can reasonably provide, including services rendered in connection with SEC filings.

(2)	Audit-related fees consist of services provided in connection with our securitization facilities.
(3)	Other fees consist of amounts paid for technical publications and subscriptions.

Our Audit Committee must pre-approve all auditing services and permitted non-audit services that the independent registered public accounting firm is to perform for us (except for items exempt from pre-approval requirements under applicable laws and rules). Our Audit Committee periodically monitors the services rendered by, and actual fees paid to, the independent registered public accounting firm to ensure that the services provided are within the parameters that have been approved. The Audit Committee has delegated to the Chair of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between regular audit committee meetings. If the Chair of the Audit Committee so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting. Our Audit Committee approved all of the audit and non-audit services and related fees for 2020 in accordance with the policy set forth above.

The Audit Committee determined that the level of PricewaterhouseCoopers LLP’s fees for providing audit-related services is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Certain Relationships and Related Transactions

Procedures for Approval of Related Person Transactions

Our written related person transaction policy governs the review of any transaction, or series of transactions, with us (or any subsidiaries) involving amounts greater than or equal to $60,000 in which a director, director nominee, executive officer, 5% stockholder, members of their immediate families, or any entity of which any such person or any member of their immediate family is an officer, director, partner, principal or 5% stockholder (each, a “related person”) has a direct or indirect material interest. The policy does not cover transactions, or series of transactions, that involve (i) compensation arrangements of any executive officer, if such arrangements have been approved by the Board or one of its committees, (ii) less than $60,000, (iii) rates or charges that are determined by competitive bids, (iv) the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority, or (v) services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services. The policy also does not cover transactions, or series of transactions, that arise solely from the ownership of a class of our equity securities if all holders of that class of our equity securities received the same benefit on a pro rata basis.

The Nominating and Corporate Governance Committee, or another committee of the Board comprised of at least three independent directors who are not involved in the transaction, must approve, ratify or refer to the full Board related person transactions involving amounts from $60,000 to $120,000. For transactions involving amounts greater than $120,000, the Nominating and Corporate Governance Committee, or such other committee that has reviewed the transaction, will make a recommendation to the full Board concerning such related person transaction and the full Board will then ratify, approve or disapprove of such transaction. A director may not participate in the review or approval of any transaction involving himself or herself or any of his or her affiliates or family members. In addition, if stockholder approval is required under the NYSE rules, our certificate of incorporation or applicable law for any related person transaction, our related person transaction policy requires us to seek stockholder approval for such transaction.

If it is impractical or undesirable to wait until a committee or Board meeting to consummate a related person transaction involving amounts from $60,000 to $120,000, the Nominating and Corporate Governance Committee chair may review and approve the transaction pursuant to the criteria set forth in the related person transaction policy. Another Nominating and Corporate Governance Committee member may review and approve the transaction if the chair is unavailable or if he or she, a family member or an affiliate of his or hers is a party to the transaction. Such approval will be reported to the Board at its next regularly scheduled meeting.

PROPOSAL 2 ADVISORY PROPOSAL ON NAMED EXECUTIVE OFFICER COMPENSATION

As required by Section 14A of the Exchange Act and in accordance with SEC rules, we are asking stockholders to approve, on a non-binding advisory basis, the following advisory resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative discussion, is hereby APPROVED.

This advisory vote is not intended to address any specific element of executive compensation, but is instead intended to address the overall compensation of our NEOs as disclosed in this proxy statement.

Executive compensation is an important issue for our stockholders. As described in the Compensation Discussion and Analysis section of this proxy statement, the Compensation Committee is responsible for establishing and implementing our executive compensation philosophy and practices. The Compensation Committee has adopted an executive compensation program that supports our near- and long-term strategic objectives by attracting and retaining high caliber executives tasked with achieving continuous improvement in our operating results and motivating executives to achieve high levels of performance without excessive risk taking. Our Compensation Committee believes our executive officers should be compensated competitively consistent with our strategy, sound corporate governance principles, our particular circumstances and stockholders’ interests.

We urge you to read the Compensation Discussion and Analysis and the Summary Compensation Table and related compensation tables and narrative included in this proxy statement, which provide detailed information on our compensation philosophy, policies and practices and the compensation of our NEOs.

Effect of the Proposal

This advisory resolution, commonly referred to as a say-on-pay resolution, is not binding on us, the Board or the Compensation Committee. The vote on this proposal will, therefore, not affect any compensation already paid or awarded to any NEO and will not overrule any decisions previously made by the Board or the Compensation Committee. However, because we highly value the opinions of our stockholders, our Board and Compensation Committee will consider the results of this advisory vote when making future executive compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021. Deloitte & Touche LLP has confirmed to the Audit Committee that they are independent accountants with respect to us.

Our Board is submitting the Audit Committee’s appointment of our independent auditor for ratification by our stockholders at the Annual Meeting. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

Change in Independent Registered Public Accounting Firm

As previously disclosed by the Company in a Current Report on Form 8-K filed with the SEC on May 3, 2021, on April 28, 2021, the Company notified PricewaterhouseCoopers LLP (PwC), which was then serving as the Company’s independent registered public accounting firm, that it was being dismissed as the Company’s independent registered public accounting firm effective upon the completion of its review procedures performed in conjunction with the filing of the Company’s Form 10-Q for the three-month period ended March 31, 2021. The decision to dismiss PwC as the Company’s independent registered public accounting firm was at the direction of and approved by the Audit Committee of the Board of Directors of the Company after a competitive proposal process.

PwC’s reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2020 and 2019 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2020 and the subsequent interim period through April 28, 2021, there were no (i) disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (Regulation S-K), and the related instructions thereto, with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports; or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

The Company provided PwC with a copy of the disclosures regarding the dismissal reproduced in this Proxy Statement and received a letter from PwC addressed to the SEC stating that it agreed with the above statements. This letter was filed as an exhibit to the Current Report on Form 8-K filed with the SEC on May 3, 2021.

On April 27, 2021, the Audit Committee approved the appointment of Deloitte as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2021 effective immediately following the filing of the Company’s Form 10-Q for the three-month period ended March 31, 2021, subject to completion of Deloitte’s standard client acceptance procedures and execution of an engagement letter. The Company notified Deloitte on April 28, 2021 that it would be engaged as the Company’s independent registered public accounting firm. During the Company’s two most recent fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through April 28, 2021, neither the Company nor anyone acting on its behalf consulted with Deloitte regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Effect of the Proposal

Although stockholder ratification is not required, if stockholders do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021, the Audit Committee will reconsider the appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3

PROPOSAL 4

PROPOSAL TO AMEND AND RESTATE THE ENOVA INTERNATIONAL, INC. 2014 LONG-TERM INCENTIVE PLAN

Background and Purpose

On October 16, 2014, the Board, on the recommendation of the Compensation Committee adopted the Enova International, Inc. 2014 Long-Term Incentive Plan. On February 23, 2016, the Board, on the recommendation of the Compensation Committee, authorized the adoption of the Enova International, Inc. First Amended and Restated 2014 Long-Term Incentive Plan (First Amended and Restated 2014 LTIP), which was approved by our Stockholders on May 17, 2016. On March 23, 2018, the Board, on the recommendation of the Compensation Committee, authorized the adoption of the Second Amended and Restated 2014 LTIP (Second Amended and Restated 2014 LTIP), which was approved by our Stockholders on May 8, 2018. On March 8, 2021, the Board, on the recommendation of the Compensation Committee, (a) authorized the adoption of the Third Amended and Restated 2014 LTIP and (b) recommended that the Third Amended and Restated 2014 LTIP be approved by our Stockholders. The 2014 LTIP is the only existing equity plan of the Company.

Approval of the Third Amended and Restated 2014 LTIP would:

•	increase the number of shares of Common Stock authorized for issuance under the Third Amended and Restated 2014 LTIP by 2,000,000 shares from 12,500,000 to 14,500,000 shares;
•	clarify the language regarding the treatment of dividends to expressly prohibit the payment of dividends on unvested awards for all equity award types; and
•

retain our fungible counting ratio whereby each share of Common Stock issued pursuant to any award (other than an option right or stock appreciation right) will reduce the number of shares available under the Third Amended and Restated 2014 LTIP by 1.51 shares of Common Stock.

As of June 7, 2021, 2,491,762 shares remained available for future awards under the Second Amended and Restated 2014 LTIP. If our Stockholders approve the Third Amended and Restated 2014 LTIP authorizing an additional 2,000,000 shares of Common Stock for issuance thereunder, the number of shares of Common Stock remaining available for future awards under the Third Amended and Restated 2014 LTIP would increase to 4,491,762 shares of Common Stock.

As of June 7, 2021, there were:

•	Outstanding full-value awards: 1,890,399 shares of Common Stock;

•

Outstanding stock options: 2,116,729 shares of Common Stock (such outstanding stock options have an average exercise price of $19.60, an average remaining term of 3.73 years, and do not provide for any dividends or dividend equivalent rights); and

•	Outstanding shares of Common Stock: 36,871,590.

The Compensation Committee and the Board believe that our success is highly dependent on our ability to attract, retain and reward highly-qualified employees and non-employee directors and that by offering them the opportunity to receive equity and cash awards, we will enhance our ability to attract and retain such persons. The Third Amended and Restated 2014 LTIP will provide sufficient shares for issuance to allow us to continue to award equity-based incentive compensation for current and future directors, officers and employees. Accordingly, we are recommending that the Stockholders approve the Third Amended and Restated 2014 LTIP.

In its determination to approve the Third Amended and Restated 2014 LTIP, the Board considered the historical award levels and the number of shares remaining available for future awards under the Second Amended and Restated 2014 LTIP. The total number of shares awarded to employees and non-employee directors was 1,022,706 in 2021, 1,870,732 in 2020 (including 487,048 shares issued in connection with the Company’s acquisition of On Deck Capital, Inc. on October 13, 2020), 1,129,593 in 2019 and 1,120,112 in 2018. If the Third Amended and Restated 2014 LTIP is approved and we continue making awards consistent with our practices over the past three years, we estimate that the shares available for future awards will be sufficient for all awards granted through 2023.

If we do not obtain Stockholder approval of the Third Amended and Restated 2014 LTIP, the current Second Amended and Restated 2014 LTIP (without giving effect to the proposed amendment and restatement) will remain in effect. If the Third Amended and Restated 2014 LTIP is not approved by Stockholders, the Compensation Committee may, in its discretion, still make future awards under the Second Amended and Restated 2014 LTIP in an amount up to the shares still available under the Second Amended and Restated 2014 LTIP.

The Second Amended and Restated 2014 LTIP reflects our compensation philosophy, recent developments in our compensation practices and also includes several features designed to protect Stockholders interests, including:

•

Purpose. The Third Amended and Restated 2014 LTIP is designed to promote the interests of the Company and its stockholders by giving us a competitive advantage in attracting, retaining and motivating employees, officers, consultants and directors capable of assuring our future success, to offer such persons incentives that are directly linked to the profitability of our business and increases in stockholder value, and to afford such persons an opportunity to acquire a proprietary interest in the Company.

•

Stockholder alignment. The Third Amended and Restated 2014 LTIP allows us to offer incentives to our employees, officers, consultants and directors that are directly linked to the longer-term profitability of our business and increases in stockholder value.

•

Limitation on share counting. Shares of our Common Stock surrendered for the payment of the purchase price relating to an award or for the satisfaction of tax obligations relating to an award may not again be made available for granting future awards under the Third Amended and Restated 2014 LTIP. However, if an award terminates, is forfeited or otherwise expires without shares of Common Stock being issued or is settled other than wholly by delivery of the shares of Common Stock, then the shares that were subject to the award will be available for granting future awards under the Third Amended and Restated 2014 LTIP.

•	Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and SAR is ten years.

•

No repricing or grant of discounted stock options. Except in the case of certain Corporate Changes (described below), the Third Amended and Restated 2014 LTIP does not permit amending an existing stock option or SAR award to decrease the exercise price or grant price, cancelling an existing award in connection with the grant of a new award at a lower exercise or grant price, exchanging or authorizing the repurchase of any existing stock option or SAR for cash or other awards if it would constitute a repricing or any other action that would be considered repricing unless such action is approved by our stockholders. In addition, the Third Amended and Restated 2014 LTIP prohibits the granting of stock options or SARs with an exercise price less than the fair market value of our Common Stock on the date of grant (which is defined in the Third Amended and Restated 2014 LTIP as the closing price of our Common Stock on the most recent day prior to the grant date on which our Common Stock was publicly traded).

•	Clawback. Awards granted under the Third Amended and Restated 2014 LTIP are subject to clawback in certain circumstances in the event that there is a material restatement of our financial results.

•

Section 162(m) Eligibility. The Third Amended and Restated 2014 LTIP retains provisions necessary to preserve the treatment of existing outstanding awards intended to qualify as “performance-based” compensation under Section 162(m).

•

Minimum Vesting Conditions. The Third Amended and Restated 2014 LTIP provides for a minimum vesting period of twelve months for awards granted on or after the effective date of the Second Amended and Restated 2014 LTIP; subject to the Compensation Committee’s authority to accelerate vesting upon the occurrence of a specified event.

•	No “Single-Trigger” Change in Control Vesting. The Third Amended and Restated 2014 LTIP does not provide for automatic vesting upon a change in control of the Company.

The summary of the Third Amended and Restated 2014 LTIP as set forth below is qualified in its entirety by reference to the full text of the Third Amended and Restated 2014 LTIP, which is annexed to this proxy statement as Appendix A.

Administration of the Third Amended and Restated 2014 LTIP

The Third Amended and Restated 2014 LTIP is administered by the Compensation Committee or other subcommittee of our Board designated by the Board or the Compensation Committee to administer the plan. For awards that are intended to be qualified performance-based awards under Code Section 162(m), such awards will be approved and administered by a committee or subcommittee of “outside directors” within the meeting of Code Section 162(m). For awards that are intended to be qualified under Rule 16b-3 promulgated by the SEC under the Exchange Act, or Rule 16b-3, such awards will be approved and administered by a committee or subcommittee of non-employee directors within the meaning of Rule 16b-3.

Except to the extent prohibited by applicable laws, the Compensation Committee may delegate all or any part of its duties and powers under the Third Amended and Restated 2014 LTIP to one or more persons, including directors, a committee of directors or to an officer under Rule 16a-1 of the Exchange Act, or Section 16 Officer, subject to such terms, conditions and limitations as the Compensation Committee may establish in its sole discretion. However, the Compensation Committee may not delegate its powers and duties under the Third Amended and Restated 2014 LTIP (i) with regard to directors or Section 16 Officers or (ii) in a manner that would cause an existing, outstanding award designated as a Qualified Performance-Based Award (discussed below) not to qualify for, or to cease to qualify for, the Code Section 162(m) exemption. The Second Amended and Restated 2014 LTIP permitted similar delegation authority.

Eligibility

The Compensation Committee selects grantees from among the employees, officers, directors and consultants of our Company and our affiliates (such as our subsidiaries). As of December 31, 2020, we had 1,549 employees. As of the date of this proxy statement we have nine directors. In determining the eligible individuals to be granted awards, the Compensation Committee selects those who, in its opinion, have the capacity for contributing in a substantial measure to our successful performance.

Shares Subject to the Third Amended and Restated 2014 LTIP

Subject to adjustment as described below, a maximum of 12,500,000 shares may be issued under the Second Amended and Restated 2014 LTIP. In addition, the Third Amended and Restated 2014 LTIP has the following limits:

•

The aggregate number of shares of Common Stock available for granting options that are considered “incentive stock options” under Code Section 422, or incentive stock options, may not exceed 14,500,000 (an increase from the maximum of 12,500,000 shares under the Second Amended and Restated 2014 LTIP);

•

A maximum of 500,000 shares of Common Stock may be subject to qualified performance-based awards granted to any eligible person in any calendar year (such amount unchanged from the amount under the Second Amended and Restated 2014 LTIP);

•

A maximum of 1,000,000 shares of Common Stock may be subject to options or stock appreciation rights, or SARs, granted to any eligible person in any calendar year (such amount unchanged from the amount under the Second Amended and Restated 2014 LTIP);

•

The amount of compensation that may be earned by any eligible person under performance units granted in any one calendar year that are intended to be qualified performance-based awards may not exceed $10,000,000 (such amount unchanged from the amount under the Second Amended and Restated 2014 LTIP); and

•

The maximum grant date fair market value (as defined in the Third Amended and Restated 2014 LTIP) of all shares covered by awards granted during any calendar year to any director who is not an employee on the grant date of each such award (including director annual grant values described below) shall not exceed $500,000; provided, however, the Compensation Committee has the authority to grant up to an additional $750,000 in excess of the foregoing $500,000 limitation if the Compensation Committee determines that such director has provided, or is expected to provide extraordinary services during that calendar year (such amounts unchanged from amounts under the Second Amended and Restated 2014 LTIP).

The individual award limitations set forth above are subject to adjustment in the event of a change in our capitalization (including, but not limited to, a change in the number of shares of our Common Stock outstanding), such as a stock split or stock dividend, a recapitalization, a combination or exchange of shares of Common Stock or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company (including any extraordinary cash or stock dividend), any reorganization or any partial or complete liquidation of our Company, which we collectively refer to as a “Corporate Change”.

The Third Amended and Restated 2014 LTIP will terminate on the tenth anniversary of the effective date or any earlier date of discontinuation or termination in accordance with the terms of the Third Amended and Restated 2014 LTIP, and no awards will be granted under the Third Amended and Restated 2014 LTIP after the termination date. Unless otherwise specified in the Third Amended and Restated 2014 LTIP or the applicable award agreement, any award granted under the Third Amended and Restated 2014 LTIP prior to the termination date will remain in effect until such award is exercised or has expired in accordance with its terms, and the authority of the Compensation Committee will extend beyond the termination date with respect to the Third Amended and Restated 2014 LTIP and such awards.

The shares of Common Stock that may be issued under the Third Amended and Restated 2014 LTIP may be authorized and unissued shares or treasury shares. Shares of Common Stock surrendered for the payment of the purchase price relating to an award or for the satisfaction of tax obligations relating to an award may not again be made available for granting future awards under the Third Amended and Restated 2014 LTIP. However, if an award terminates, is forfeited or otherwise expires without shares of Common Stock being issued or is settled other than wholly by delivery of the shares of Common Stock, then the shares that were subject to the award will be available for granting future awards under the Third Amended and Restated 2014 LTIP; provided, however, that in no event shall such shares increase the incentive stock option limit. In the event of a Corporate Change, the Compensation Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event, which must be consistent with the restrictions of Code Section 409A.

Awards Under the Third Amended and Restated 2014 LTIP

General

The Compensation Committee selects persons to receive grants, determines the types of grants, number of shares or units covered by awards to grantees, the exercise price applicable to stock options and SARs and whether or to what extent the exercise price may be paid in cash or shares and sets the terms, conditions and provisions of the grants consistent with the Third Amended and Restated 2014 LTIP, including, among others, provisions related to vesting and exercisability conditions (which, in the case of awards granted on or after the effective date of the Third Amended and Restated 2014 LTIP, shall provide for vesting no earlier than 12 months after the applicable grant date, subject to any accelerated vesting and/or exercisability, as applicable, determined by the Compensation Committee to apply upon the occurrence of certain events). The Compensation Committee is authorized to grant awards in any of the following forms under the Third Amended and Restated 2014 LTIP:

•

Stock Options. Stock options would allow the holder to purchase shares of our common stock at a price not less than the fair market value of the shares as of the grant date, or the exercise price. Stock options may be designated under the Code as nonqualified stock options (which may be granted to all participants) or “incentive stock options” under Code Section 422 (which may be granted to qualifying employees, but not to non–employee directors or prospective employees). The maximum term of each stock option under the Third Amended and Restated 2014 LTIP is ten years.

•

Stock Appreciation Rights. SARs may be granted as separate awards or in tandem with stock options and give the holder the right to receive the excess (payable in cash, shares of common stock or a combination thereof) of the fair market value per share of common stock on the date of exercise, or if specified under the terms of the grant, the average selling price per share of common stock during a period of up to 30 days before the date of exercise, over the grant price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date). The maximum term of SARs under the Third Amended and Restated 2014 LTIP is ten years.

•

Performance Units. Performance units are denominated in cash, the amount earned and vesting of which would be contingent upon the achievement of certain performance goals, determined by the Compensation Committee, over a period of time established by our Compensation Committee in connection with the award and evidenced in a manner that the Compensation Committee deems appropriate, including book-entry registration or issuance of stock certificates.

•

Restricted Stock and Restricted Stock Units. Restricted stock is common stock that is issued subject to specified restrictions and evidenced in a manner that the Compensation Committee deems appropriate, including book-entry registration or issuance of stock certificates. Restricted stock units, or RSUs, represent the right to receive common stock or cash, measured by the value of our common stock, in the future. The granting or vesting of RSUs may be performance-based and contingent upon the achievement of certain performance goals, as determined by the Compensation Committee, over a period of time established by our Compensation Committee, time-based or both. Except as otherwise determined by the Compensation Committee, upon termination of a participant’s employment or other applicable service, as determined under criteria established by the Compensation Committee, during any applicable period of restriction, all applicable restricted stock awards and RSUs subject to restriction at such time will be forfeited, and, to the extent that other vesting conditions are not met as of the last day of the applicable period of restriction, all applicable restricted stock awards and RSUs subject to the vesting conditions will be forfeited.

•

Other Share Based or Share-Related Awards. Other share-based or share-related awards that are consistent with the purpose of the Third Amended and Restated 2014 LTIP and the interests of the Company are also permitted under the Third Amended and Restated 2014 LTIP.

•	Directors’ Restricted Stock Units. Grants are authorized by the Board from time to time; provided, however, in no event shall the value of the grant exceed $250,000 per year.

•

Directors’ Fees. On the last day of a calendar year, non-employee directors may make an election to have the payment of annual retainer, meeting fees and committee meeting fees he or she earns during a succeeding calendar year deferred. Fees may be deferred in 10% increments up to a maximum of 100%. We have opted not to provide this deferral election to our non-employee directors for 2021.

The terms and conditions of any awards granted under the Third Amended and Restated 2014 LTIP, including, as applicable, the nature and extent of restrictions on the awards, the duration of such restrictions, and any circumstance which could cause the forfeiture of such awards are to be determined by the Compensation Committee and set forth in a written award agreement subject to the applicable terms and conditions of the Third Amended and Restated 2014 LTIP. In addition, the award agreement will specify if dividends or dividend equivalents will be payable with respect to an equity-based award other than stock options, SARs or unvested performance-based awards, which shall be determined at the discretion of the Compensation Committee and payment of which is made on a specified payment schedule in the award agreement or at such time, and to the extent, such award vests in accordance with the terms of the award agreement. The Third Amended and Restated 2014 LTIP does not permit the payment of dividends or dividend equivalents with respect to unvested performance units, stock options or SARs granted on or after the effective date of the Third Amended and Restated 2014 LTIP. The award agreement will also specify the effect of termination of employment of an award recipient (by reason of death, retirement, disability or otherwise) during any applicable vesting period.

If permitted by the Compensation Committee for a given award, all or part of an award may be deferred (and paid in a form permitted by the Compensation Committee) at the election of a participant, provided that the deferral elections comply with Code Section 409A. To the extent that an award provides for deferred compensation subject to Code Section 409A, any cash payments made in lieu of the award may not change the timing of payment of such award.

Qualified Performance-Based Awards

Restricted stock, RSUs and performance units previously granted and currently outstanding may have been designated by the Compensation Committee at the time of grant as “Qualified Performance-Based Awards” to Covered Employees, and the Third Amended and Restated 2014 LTIP retains provisions necessary to preserve the treatment of existing outstanding awards as Qualified Performance-Based Awards. In general, prior to the Tax Cuts and Jobs Act (Tax Reform) that was signed into law December 22, 2017, Code Section 162(m) limited our deduction for compensation paid to each Covered Employee to an annual dollar limitation ($1,000,000), but permits certain performance-based pay to be deductible without regard to the dollar limitation. If the Compensation Committee granted Qualified Performance-Based Awards, payments under such awards would be intended to qualify as performance-based pay that could be deductible by us without regard to the annual dollar limitation of Code Section 162(m). As part of Tax Reform, the ability to rely on this “qualified performance-based compensation” exception was eliminated, and the limitation on deductibility was generally expanded to include all named executive officers.

With respect to existing, outstanding awards designed to constitute Qualified Performance-Based Awards are granted, the Compensation Committee established performance goals stated in terms of one or any combination of the following objective measures with respect to our Company or our affiliates, or any division or department of the Company or an affiliate: revenue growth (gross or net); gross margin; pre-tax margin; operating margin; earnings before interest, taxes, depreciation, and amortization; earnings before interest, taxes, depreciation and amortization margin; earnings before interest and taxes; operating income; pre- or after- tax income; pre- or after-tax income from continuing operations; pre-or after-tax income excluding extraordinary items; basic or diluted earnings per share; basic or diluted earnings per share from continuing operations; basic or diluted earnings per share excluding extraordinary items; cash flow; basic or diluted cash flow per share; cash flow on investment; return on equity; return on capital; return on invested capital; return on investment; return on assets (gross or net); return on revenue (gross or net); inventory turnover; growth in earning assets; economic value added (or an equivalent metric); share price performance; total stockholder return; improvement in or attainment of expense levels; improvement in or attainment of specified working capital levels; attainment of goals relating to geographic business expansion, increasing or decreasing the percent of revenue attributable to a specific type of product(s); or new product development or acquisitions, divestitures or similar transactions or other strategic initiatives. These goals may be based on attaining specified levels of Company performance under one or more of the foregoing measures in absolute terms or relative to a base period or the performance of other companies.

To the extent that the Compensation Committee granted awards that are intended to be “qualified performance based compensation” for purposes of Code Section 162(m), the Compensation Committee established the relevant goals in writing within the time period prescribed by Code Section 162(m) so that the outcome was substantially uncertain at the time the relevant performance goals were established, and, after the end of the applicable performance period, the Compensation Committee will confirm in accordance with Code Section 162(m) whether the goals have been attained and the amount of the Qualified Performance-Based Award to be paid to each grantee. This process of establishing goals and confirming their attainment is intended to comply with Code Section 162(m) so that payments under such awards may qualify as deductible performance-based pay.

Existing, outstanding awards of stock options and SARs having a value based solely on the increase in the fair market value of the underlying shares of common stock after the date of grant will typically also qualify as performance-based pay under Code Section 162(m) without regard to whether the exercise of such stock options or SARs is conditioned on the attainment of one or more of the performance goals stated in terms of the above listed objective measures.

Change-in-Control

Under the Second Amended and Restated 2014 LTIP, in the event of a change-in-control, which, unless otherwise specifically defined in the applicable award agreement, is an event that qualifies under Code Section 409A as a change in ownership, change in effective control or change in the ownership of a substantial portion of the assets of our Company or our applicable affiliate(s), or an Amended and Restated 2014 LTIP Change-in-Control; provided that such Amended and Restated 2014 LTIP Change-in-Control shall not include any event that is not treated as a change in control event under Code Section 409A with respect to the applicable grantee, the

Compensation Committee in its discretion and without the consent of the grantee, may, at the time a grant is made or at any time thereafter, take one or more of the following actions, subject to the requirements of Code Section 409A: (i) provide for the acceleration of any time period relating to the exercise or vesting of an award, (ii) provide for the purchase or termination of the award for an amount of cash or other property that could have been received upon the exercise or realization of the award had the award been currently exercisable or payable, (iii) adjust the terms of the award in a manner determined by the Compensation Committee to reflect the Second Amended and Restated 2014 LTIP Change-in-Control, (iv) cause the award to be assumed, or new rights substituted therefore, by another entity, or (v) make such other provisions as the Compensation Committee may consider equitable and in the best interests of our Company.

Under the Third Amended and Restated 2014 LTIP, in the event of a Third Amended and Restated 2014 LTIP Change-in-Control (as defined below), which must also qualify under Code Section 409A as a change in ownership, change in effective control or a change in the ownership of a substantial portion of the assets of our Company and applicable affiliates, unless otherwise provided in an award agreement, and within 12 months after the occurrence of a Third Amended and Restated 2014 LTIP Change-in-Control, a participant has a Qualifying Termination (as defined below), the entire award will automatically become 100% vested as of the date of the Qualifying Termination as long as the participant has remained continuously employed by the Company and its affiliates from the grant date of the award through the date of such qualifying termination.

For purposes of the Third Amended and Restated 2014 LTIP, an “Third Amended and Restated 2014 LTIP Change-in-Control” will be deemed to occur in if:

(i) any “person,” becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(iii) a merger or consolidation of the Company or a subsidiary of the Company with any other corporation, other than a merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or the ultimate parent company of the Company outstanding immediately after such merger or consolidation; or

(iv) a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

For purposes of the Third Amended and Restated 2014 LTIP, a “Qualifying Termination” means a participant’s separation from services resulting from the Company’s involuntary termination of such participant’s employment, other than a termination for “Cause”, as such term is defined in a participant’s award agreement.

Directors

Directors’ Restricted Stock Units

Unless otherwise determined by the Compensation Committee, each director who is a member of the Board and is not considered a Section 16 Officer will automatically be granted RSUs on the date of our annual meeting. For 2021, these grants were made in May 2021. The number of shares of common stock underlying each such award will be determined by dividing the grant value, which is the annual grant dollar value authorized by the Board not to exceed $250,000 per year, by the closing price of the common stock on the NYSE on the last trading day before the date of the annual meeting.

The terms and conditions of the RSU awards, including the circumstances that could cause the forfeiture of such awards and the vesting conditions are to be determined by the Compensation Committee and set forth in a written award agreement. Except as otherwise determined by the Compensation Committee, upon termination of a participant’s applicable service, as determined under criteria established by the Compensation Committee, during any applicable period of restriction, all applicable RSUs subject to the restriction at such time will be forfeited, and, to the extent that other vesting conditions are not met as of the last day of the applicable period of restriction, then all applicable RSUs subject to such vesting conditions will be forfeited.

Directors’ Fees

Under the Third Amended and Restated 2014 LTIP, directors who are not also our employees may elect, on an annual basis, to have the payment of all or part (in 10% increments) of their annual retainers and any meeting (if any) fees deferred and credited to a bookkeeping account that is deemed invested in shares of common stock. As fees are deferred, we deposit an amount equal to the deferred fees into a Rabbi trust, which will be invested in shares of common stock on the last trading day of the calendar month in which any such fees are earned or as soon as practicable thereafter. All dividends paid on the shares in the Rabbi trust will also be reinvested in shares of common stock and credited to the director’s bookkeeping account. The shares deposited into the Rabbi trust and other amounts credited to a director’s bookkeeping account will remain subject to the claims of our creditors, and the interests of the outside directors in the trust may not be sold, assigned, transferred or encumbered, except by will or by the laws of descent and distribution. We have opted not to provide this deferral election to our non-employee directors for 2021.

Amendment and Termination

The Compensation Committee generally has authority to waive any conditions of or rights of the Company under any outstanding award, prospectively or retroactively. However, the Compensation Committee may not amend an outstanding award without the consent of the holder or beneficiary of such award if it would adversely affect the rights of the holder of the award. In addition, the Compensation Committee may not adjust upward the amount payable to Covered Employees who have received awards that are intended to be Qualified Performance-Based Awards or waive or alter the performance goals associated with such an award in a manner that would cause the award to cease to qualify for an exemption from the application of Code Section 162(m). The Compensation Committee also cannot, except in the case of certain Corporate Changes, amend an outstanding stock option or SAR to reduce its exercise price or grant price, cancel an outstanding stock option or SAR and replace it with a new stock option or SAR having a lower exercise price or a lower grant price, respectively, exchange or authorize the repurchase of any existing stock option or SAR for cash or other awards if it would constitute a repricing or take any other action that would be treated as a repricing of the stock option or SAR unless approved by Stockholders as required by applicable law. Any such adjustments to outstanding stock options or SARs must be in accordance with applicable restrictions of Code Section 409A.

The Board may amend, alter, suspend, discontinue or terminate the Third Amended and Restated 2014 LTIP or any portion thereof at any time, except that no such change may be made that would cause a participant to become subject to tax under Code Section 409A(a)(1) and no such change may be made without Stockholder approval if the change (i) is required to be approved by Stockholders to comply with applicable laws or rules, (ii) increases the number of shares of common stock reserved for issuance under the Third Amended and Restated 2014 LTIP, except for adjustments permitted by the Third Amended and Restated 2014 LTIP in connection with certain corporate transactions, or (iii) would cause us to be unable to grant incentive stock options.

Clawback

The Third Amended and Restated 2014 LTIP contains a clawback provision that would allow us, in the event that there is a material restatement of our financial results, to (i) cancel part or all of the outstanding portion of any award, whether or not vested, and/or (ii) require a participant to repay an amount, satisfied in cash or in another form of consideration, such as shares of common stock as permitted by applicable law and as acceptable to the Compensation Committee, equal to all or any portion of the value of shares of common stock that have been issued and other payments that have been made to the participant pursuant to any award within the two years preceding the date on which we are required to prepare an accounting restatement, to the extent that such value or payment amount was based on the erroneous data and exceeded the value or amount that would have been paid to the participant under the accounting restatement. The Third Amended and Restated 2014 LTIP also permits us, to the extent required to comply with applicable laws and/or any compensation recovery or clawback policy adopted by us after the date the Third Amended and Restated 2014 LTIP is approved by our Stockholders to unilaterally amend the clawback provision in the Third Amended and Restated 2014 LTIP and such amendment shall be binding on all participants.

Estimate of New Plan Benefits

Awards under the 2014 LTIP, the First Amended and Restated 2014 LTIP and the Second Amended and Restated 2014 LTIP

Aggregate Past Awards Under the 2014 LTIP, the First Amended and Restated 2014 LTIP and the Second Amended and Restated 2014 LTIP. The table below describes the number of equity awards since inception that have been granted under the 2014 LTIP, the First Amended and Restated 2014 LTIP and the Second Amended and Restated 2014 LTIP to: (i) each of our named executive officers, (ii) our current executive officers as a group, (iii) our current non-employee directors as a group, (iv) our director nominees, (v) each other person who received or is to receive 5% of such equity awards and (vi) our non-executive employees as a group:

Persons or Groups of Persons	Number of RSUs	Number of Stock Options
Named Executive Officers:
Mr. Fisher	769,959	1,416,339
Mr. Cunningham	247,421	252,492
Mr. Chartier	172,064	312,360
Mr. Rahilly	95,848	166,929
All current executive officers as a group	1,285,292	2,148,120
All current non-employee directors as a group	391,148	—
Director Nominees:
Ellen Carnahan	52,170	—
Daniel R. Feehan	56,495	—
David Fisher	769,959	1,416,339
William M. Goodyear	56,495	—
James A. Gray	56,495	—
Gregg A. Kaplan	56,495	—
Mark P. McGowan	47,058	—
Linda Johnson Rice	9,445	—
Mark A. Tebbe	56,495	—
Each other person who received or is to receive 5% of such options, warrants or rights	—	—
Greg Zeeman	252,708	484,733
All non-executive employees as a group	4,495,385	2,363,635

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in this Proposal 4 as a result of their being members of a class that is eligible to receive future grants.

Federal Income Tax Consequences

Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the Third Amended and Restated 2014 LTIP.

Exercise of Incentive Stock Option and Subsequent Sale of Shares

A participant who is granted an Incentive Stock Option does not realize taxable income at the time of the grant or at the time of exercise. If the participant holds the shares acquired through the exercise of an Incentive Stock Option until the later of two years after the date of grant or one year after the date of exercise (the statutory holding period) any gain (or loss) realized on the disposition will be recognized as a long-term capital gain (or loss). Under such circumstances, we will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition. If the amount realized in a disqualifying disposition exceeds the exercise price, the participant will recognize ordinary income from the disposition. The participant’s ordinary income generally will be the lesser of (i) the excess of the amount realized over the exercise price, or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price. We generally will be entitled to a deduction for the amount of ordinary income recognized by the participant. We are not required to withhold, or pay employment taxes, on ordinary income that a participant recognizes upon a disqualifying disposition. If the amount realized from the disposition exceeds the fair market value of the shares at the time of exercise, the participant’s additional gain will be a capital gain. The capital gain will be long-term or short-term, depending on how long the participant holds the shares following the exercise.

Special tax rules apply when all or a portion of the exercise price of an Incentive Stock Option is paid by the delivery of shares the participant already owns, but generally it does not materially change the tax consequences described above. However, payment of the exercise price with shares that were acquired through the exercise of an Incentive Stock Option before such shares have satisfied the statutory holding period generally will result in the disqualifying disposition of the shares surrendered.

Exercise of Nonqualified Stock Option and Subsequent Sale of Shares

A participant who is granted a nonqualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income upon exercise of the option in an amount equal to the excess of the fair market value of the shares acquired over the exercise price. We generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and we are required to withhold, and we and the participant are required to pay, applicable employment taxes on that ordinary income.

When a participant disposes of shares acquired through the exercise of a nonqualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on how long the participant holds the shares following the exercise.

Lapse of Restrictions on Restricted Stock and Subsequent Sale of Shares

A participant who has been granted an award of restricted stock generally does not realize taxable income at the time of the grant. When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares, and we generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and we are required to withhold, and we and the participant are required to pay, applicable employment taxes on such ordinary income. Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for the shares after their restrictions lapse.

Restricted Stock Units

A participant who has been awarded RSUs generally does not realize taxable income at the time of the grant. When shares are issued under the award, the participant will recognize ordinary income in an amount equal to the fair market value of the shares delivered at the time they are delivered and we generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and we are required to withhold, and we and the participant are required to pay, applicable employment taxes on such ordinary income. Upon disposition of the shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for the shares following their delivery.

SARs and Performance Units

A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the cash or fair market value of the shares (if any) received upon exercise of the SAR, and we generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.

A participant who has been awarded a performance unit does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the cash or the fair market value of shares (if any) delivered. We generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.

The ordinary income recognized by a participant in connection with a SAR or performance unit award is considered supplemental wages and we are required to withhold, and we and the participant are required to pay, applicable employment taxes on such ordinary income.

To the extent, if any, that shares are delivered to a participant upon exercise of a SAR or in payment of amounts earned under a performance unit award, the participant’s gain (or loss) on the subsequent disposition of such shares will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for the shares following their delivery.

Section 409A

Code Section 409A governs the tax treatment of nonqualified deferred compensation arrangements. Awards that provide for deferred compensation must comply with the requirements of Code Section 409A regarding the timing of participants’ elections to defer compensation, the events that can trigger the payment of deferred compensation and the timing of such payments. Certain officers may not begin to receive deferred compensation that is payable by reason of separation from service until six months after the officer separates from service.

Certain Other Tax Issues.

In addition, (i) our officers and directors subject to liability under Section 16(b) of the Exchange Act may be subject to special rules regarding the income tax consequences concerning their awards; (ii) any entitlement to a tax deduction on our part is subject to the applicable federal tax rules (including, when applicable, Code Section 162(m) regarding the $1,000,000 limitation on deductible compensation); (iii) in the event that the exercisability or vesting of any award is accelerated because of a Third Amended and Restated 2014 LTIP Change-in-Control, payments relating to awards under the Third Amended and Restated 2014 LTIP, either alone or together with certain other payments, may constitute parachute payments under Code Section 280G, which excess amounts may be subject to excise taxes; and (iv) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

Other Matters

Our Board does not intend to bring any other business before the Annual Meeting and is not aware that anyone else intends to do so. If any other business comes before the Annual Meeting, it is the intention of the persons named as proxies in the enclosed form of proxy to vote in accordance with their best judgment.

Appendix A

ENOVA INTERNATIONAL, INC. THIRD AMENDED AND RESTATED
2014 LONG-TERM INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of the Enova International, Inc. 2014 Long-Term Incentive Plan (the “Plan”) is to promote the interests of Enova International, Inc. (the “Company”) and its stockholders by giving the Company a competitive advantage in attracting, retaining and motivating employees, officers, consultants and Directors capable of assuring the future success of the Company, to offer such persons incentives that are directly linked to the longer-term profitability of the Company’s business and increases in stockholder value and to afford such persons an opportunity to acquire a proprietary interest in the Company. This Plan is intended to amend and restate the prior Enova International, Inc. Second Amended and Restated 2014 Long-Term Incentive Plan (the “Prior Plan”) in accordance with Section 13 of the Prior Plan, which Prior Plan shall be amended, restated and superseded by this Plan on the date on which this Plan is approved by the Company’s stockholders.

SECTION 2. DEFINITIONS

“Affiliate” means any entity that, directly or indirectly through one or more intermediaries, is controlled by, controlling or under common control with the Company.

“Annual Election” has the meaning set forth in Section 12(a) below.

“Applicable Laws” means the legal requirements relating to the administration of stock and long-term cash incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable Exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

“Award” means a grant or award granted under the Plan, as evidenced by an Award

Agreement.

“Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

“Board” means the Board of Directors of the Company.

“Change in Control” shall be deemed to occur if:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or its affiliates, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(iii) a merger or consolidation of the Company or a Subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or the ultimate Parent company of the Company outstanding immediately after such merger or consolidation; or

(iv) a complete liquidation or dissolution of the Company or the consummation of a sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

Notwithstanding the foregoing an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code. Unless otherwise required by Code Section 409A, neither a change in ownership nor a change in effective control shall be considered to have occurred as a result of any acquisition or disposition of the Company’s stock by, or an increase in the percentage of the Company’s stock owned by, Cash America International, Inc. or any entity required to be aggregated with Cash America International, Inc. under Code Sections 414(b) or 414(c). For clarification purposes and without limiting the foregoing, the acquisition or disposition of the Company’s stock in a public offering or sale or in a spin-off transaction by Cash America International, Inc. shall not result in a Change in Control unless required by Code Section 409A.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

“Committee” means the Management Development and Compensation Committee of the Board or other committee or subcommittee of Directors designated by the Board or the Management Development and Compensation Committee to administer the Plan. For purposes of Awards that are intended to be qualified performance-based awards under Section 162(m) of the Code, such Awards shall be approved and administered by a committee or a subcommittee that has been authorized by the Board or the Management Development and Compensation Committee to approve such Awards that is composed solely of Outside Directors, with the number of Outside Directors on such committee or subcommittee to be not less than the number required under Section 162(m) of the Code to permit Awards to qualify under Section 162(m) of the Code. For purposes of approving Awards that are to be qualified under Rule 16b-3, such Awards shall be approved either by (i) a committee or subcommittee that has been authorized by the Board or the Management Development and Compensation Committee to approve such Awards and that is composed solely of “non-employee” Directors within the meaning of Rule 16b-3, with the number of “non-employee” Directors on such committee or subcommittee to be not less than the number required under Rule 16b-3 for Awards to qualify under Rule 16b-3; or (ii) by the Board.

“Common Stock” or “Stock” means the common stock of the Company, par value $0.00001 per share.

“Company” has the meaning set forth in Section 1 above.

“Covered Employee” means a Participant designated prior to the grant of an Award by the Committee who is or may be a “covered employee” within the meaning of Section 162(m)(3) of the Code in the year in which any such Award is expected to be deductible by the Company or an Affiliate (or deductible but for a limitation under Section 162(m) of the Code).

“Designated Beneficiary” means the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant’s death. In the absence of an effective designation by the Participant, the term “Designated Beneficiary” means the Participant’s estate.

“Director” means a member of the Board, including any Outside Director.

“Effective Date” has the meaning set forth in Section 15 of the Plan.

“Eligible Individual” means any employee, officer, Director or consultant providing services to the Company or any Affiliate, and prospective employees and consultants who have accepted offers of employment or consultancy from the Company or any Affiliate, whom the Committee determines to be an Eligible Individual.

“Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of the Company or any Affiliate and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; PROVIDED, HOWEVER, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment without regard to any notice period or period of “garden leave,” as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

“Employer” means the Company or any Affiliate.

“Exercise Price” has the meaning set forth in Section 6 of the Plan.

“Exchange” means the New York Stock Exchange or such other national securities market or exchange as may at the time be the principal market for the Common Stock as designated by the Committee.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the closing price of the Common Stock on the most recent day prior to the date in question on which the Stock was traded on an Exchange, or if the Shares were not traded on an Exchange on such date, then on the next preceding date on which the Shares are traded, all as reported by such source as the Committee may select. Notwithstanding the foregoing, “Fair Market Value” on any day before the first day that Stock is traded on any Exchange shall be a price determined by the Committee in accordance with the requirements of Treasury Regulation Section 1.409A-1(b)(5)(iv).

“Fees” has the meaning set forth in Section 12(a) below.

“Grant Price” has the meaning set forth in Section 7 below.

“Grant Value” has the meaning set forth in Section 11(a) below.

“Incentive Stock Option” means any Stock Option granted under Section 6 of the Plan that is designated as, and intended to qualify as, an “incentive stock option” within the meaning of Section 422 of the Code.

“Nonqualified Stock Option” means any Option granted under Section 6 of the Plan that is not an Incentive Stock Option.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option.

“Outside Director” means any Director who qualifies as an “outside director” within the meaning of Section 162(m) of the Code, as a “non-employee director” within the meaning of Rule 16b-3 and as an “independent director” within the meaning of the applicable Exchange requirements.

“Participant” means an Eligible Individual designated to be granted an Award under the Plan.

“Performance Cycle” means the period of time selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Units or performance-based

Restricted Stock or Restricted Stock Units has been earned.

“Performance Goals” means, for a Performance Cycle, the performance goals established by the Committee in connection with the grant of an Award, with such goals to be stated as one or more objective financial or objective strategic business initiative formulas, standards or measures established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to such goals. In the case of Qualified Performance-Based Awards, (i) the Performance Goals shall be stated in terms of one or any combination of the following objective measures with respect to the Company or an Affiliate or any division or department of the Company or an Affiliate: revenue growth (gross or net); gross margin; pre-tax margin; operating margin; earnings before interest, taxes, depreciation, and amortization; earnings before interest, taxes, depreciation and amortization margin; earnings before interest and taxes; operating income; pre- or after- tax income; pre- or after-tax income from continuing operations; pre-or after-tax income excluding extraordinary items; basic or diluted earnings per share; basic or diluted earnings per share from continuing operations; basic or diluted earnings per share excluding extraordinary items; cash flow; basic or diluted cash flow per share; cash flow on investment; return on equity; return on capital; return on invested capital; return on investment; return on assets (gross or net); return on revenue (gross or net); inventory turnover; growth in earning assets; economic value added (or an equivalent metric); share price performance; total stockholder return; improvement in or attainment of expense levels; improvement in or attainment of specified working capital levels; attainment of goals relating to geographic business expansion, increasing or decreasing the percent of revenue attributable to a specific type of product(s); or new product development or acquisitions, divestitures or similar transactions or other strategic initiatives; (ii) to the extent specified in an objectively determinable manner by the Committee at the time the Performance Goals are established, any financial measure or metric shall exclude the effect of unusual or non-recurring items and shall include or exclude (as applicable) specified components of the applicable financial measure; (iii) such Performance Goals shall be set by the Committee in writing within the time period prescribed by Section 162(m) of the Code so that the outcome is substantially uncertain at the time the Performance Goals are established; and (iv) after the end of each Performance Cycle, the Committee shall certify in writing the extent to which such Performance Goals were achieved for the Performance Cycle and the amount of the Qualified Performance-Based Award to be paid to each Participant. Such Performance Goals may be expressed in absolute or relative terms, including, without limitation, relative to a base period and/or to the performance of other companies.

“Performance Unit” means an Award granted to a Participant under Section 8 of the Plan that is denominated in cash, the amount of which may be based on the achievement of the Performance Goals established for such Award.

“Plan” has the meaning set forth in Section 1 above, as the same may be hereinafter amended pursuant to the terms hereof.

“Qualified Performance-Based Award” means an Award of Restricted Stock, Restricted Stock Units, or Performance Units designated as such by the Committee at the time of grant, based upon a determination that (i) the recipient is or may be a Covered Employee in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock, Restricted Stock Units, or Performance Units and (ii) the Committee intends for such Award to qualify for the Section 162(m) Exemption. The Committee shall have sole discretion to determine whether to grant Qualified Performance-Based Awards.

“Qualifying Termination” shall mean a separation from service (as defined in Treasury Regulation Section 1.409A-1(h)(1)) resulting from the Company’s or an Affiliate’s involuntary termination of a Participant’s employment, other than a termination for “Cause”, as such term is defined in a Participant’s Award Agreement.

“Restricted Period” means the period of time selected by the Committee during which a grant of Restricted Stock or Restricted Stock Units may be forfeited to the Company.

“Restricted Stock” means Share(s) granted to a Participant under Section 9 of the Plan that are subject to the terms, conditions and restrictions as are set forth in the Plan and the applicable Award Agreement.

“Restricted Stock Unit” means any unit granted under Section 9 or Section 11 of the Plan evidencing the right to receive a Share (or the cash payment equal to the Fair Market Value of a Share) at some future date.

“Rule 16b-3” means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as amended from time to time.

“Section 16 Officer” means an officer of the Company or an Affiliate who is considered an officer under Rule 16a-1 of the Exchange Act.

“Section 162(m) Exemption” means the “qualified performance-based compensation” exemption from the limitation on deductibility imposed by Section 162(m) of the Code.

“Separation from Service” or “Separate from Service” means a separation from service as defined in Code Section 409A. For purposes of determining whether a Separation from Service has occurred, the “Company” shall include the Company and all entities that would be treated as a single employer with the Company under Code Sections 414(b) or (c), but substituting “at least 50 percent” instead of “at least 80 percent” each place it appears in applying such rules. “Share” or “Shares” means a share or shares of Common Stock.

“Stock Appreciation Right” means a right granted under Section 7 of the Plan.

“Stockholders Meeting” means the annual meeting of stockholders of the Company in each year, excluding any meeting of stockholders of the Company that occurs before the first date on which the Common Stock is traded on an Exchange.

SECTION 3. ADMINISTRATION

(a)POWER AND AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee. Subject to the terms of the Plan and to Applicable Laws, the Committee shall have full power and authority to:

(i)designate Participants;

(ii)determine whether and to what extent any type (or types) of Award is to be granted hereunder;

(iii)determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award;

(iv)determine the terms and conditions of any Award or Award Agreement, including but not limited to vesting and exercisability conditions (which, in the case of Awards granted following the Effective Date, shall provide for vesting no earlier than 12 months after the applicable grant date, subject to any accelerated vesting and/or exercisability, as applicable, determined by the Committee in an Award Agreement, the Plan or any other applicable arrangement to apply upon the occurrence of a specified event);

(v)subject to Section 13 hereof, amend the terms and conditions of any Award or Award Agreement; PROVIDED, HOWEVER, that (A) except for adjustments pursuant to Section 5(c) of the Plan, in no event may any Option or Stock Appreciation Right granted under this Plan be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option or Stock Appreciation Right, including (1) amending any outstanding Option or Stock Appreciation Right to decrease the Exercise Price of such Option or the Grant Price of such Stock Appreciation Right, (2) cancelling any outstanding Option or Stock Appreciation Right in conjunction with the grant of any new Option with a lower Exercise Price or any new Stock Appreciation Right with a lower Grant Price, (3) exchanging or authorizing the repurchase of any outstanding Option or Stock Appreciation Right for cash or other Awards if such exchange or repurchase would constitute a “repricing,” or (4) the taking of any other action that would constitute a “repricing,” unless any such action is approved by the stockholders of the Company to the extent required by Applicable Laws, and (B) the Committee may not adjust upward the amount payable to a Covered Employee with respect to a Qualified Performance- Based Award or waive or alter the Performance Goals associated therewith or herewith in a manner that would cause such Award to cease to qualify for the Section 162(m) Exemption;

(vi)determine whether, to what extent and under what circumstances the Exercise Price of Awards may be paid in cash or Shares; determine at the time of grant whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof, subject to the requirements of Code Section 409A;

(vii)interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;

(viii)adopt, alter, suspend, waive or repeal such rules, guidelines and practices and appoint such agents as it shall deem advisable or appropriate for the proper administration of the Plan;

(ix)adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions; and

(x)make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all persons, including without limitation, the Company, its Affiliates, stockholders, Eligible Individuals and any holder, beneficiary or transferee of any Award.

(b)ACTION BY THE COMMITTEE; DELEGATION. Except to the extent prohibited by Applicable Laws, the Committee may delegate all or any part of its duties and powers under the Plan to one or more persons, including Directors, a committee of Directors or to a Section 16 Officer, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; PROVIDED, HOWEVER, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to Eligible Individuals who are Directors or Section 16 Officers or (ii) in a manner that would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption; and PROVIDED, FURTHER, that any such delegation may be revoked by the Committee at any time.

(c)POWER AND AUTHORITY OF THE BOARD. Notwithstanding anything to the contrary contained herein, except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

SECTION 4. ELIGIBILITY

Any Eligible Individual shall be eligible to be designated a Participant. In determining which Eligible Individuals shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Individuals, their present and potential contributions to the success of the Company, or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, Incentive Stock Options may be granted only to full-time or part-time Employees (which term as used herein includes, without limitation, officers and Directors who also are Employees), and an Incentive Stock Option shall not be granted to an Employee of an Affiliate unless such Affiliate also is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

SECTION 5. SHARES AVAILABLE FOR AWARDS

(a)SHARES AVAILABLE. Subject to adjustment as provided in Section 5(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be equal to 12,500,000 Shares (the “Plan Share Limit”). Shares that may be issued under the Plan may be authorized but unissued Shares or Shares re-acquired and held in treasury. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 12,500,000 (the “Plan ISO Limit”) subject to adjustment as provided in Section 5(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

(b)ACCOUNTING FOR AWARDS.

(i)Subject to adjustment as provided in Section 5(c), (A) each Share with respect to which a Stock Option or Stock Appreciation Right is granted under the Plan shall reduce the aggregate number of Shares that may be delivered under the Plan by one Share and (B) each Share with respect to which any other Award denominated in Shares is granted under the Plan shall reduce the aggregate number of Shares that may be delivered under the Plan by 1.51 Shares. Upon exercise of a Stock Appreciation Right, each Share with respect to which such Stock Appreciation Right is exercised shall be counted as one Share against the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan as provided above, regardless of the number of Shares actually delivered upon settlement of such Stock Appreciation Right. Awards that are required to be settled in cash will not reduce the Plan Share Limit.

(ii)If any Award granted under the Plan is (A) forfeited, or otherwise expires, terminates or is canceled without the delivery of all Shares subject thereto, or (B) is settled other than wholly by delivery of Shares (including cash settlement), then, in the case of clauses (A) and (B), the number of Shares subject to such Award that were not issued with respect to such Award will not be treated as issued for purposes of reducing the Plan Share Limit; provided, however, that in no event shall such Shares increase the Plan ISO Limit and, for the avoidance of doubt, no Shares that are surrendered or tendered to the Company in payment of the exercise price of an Option or Stock Appreciation Right or any taxes required to withheld in respect of an Award shall again become available to be delivered pursuant to Awards granted under the Plan.

(c)ADJUSTMENTS. In the event of any change in corporate capitalization (including, but not limited to, a change in the number of Shares outstanding), such as a stock split-up or stock dividend, a recapitalization, a combination or exchange of Shares or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company (including any extraordinary cash or stock dividend), any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, and the maximum limitation upon Stock Options and Stock Appreciation Rights and other Awards to be granted to any Participant, in the number, kind and Exercise Price and/or Grant Price of shares subject to outstanding Stock Options and/or Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion (including, without limitation, the provision of an amount in cash in consideration for the cancelation or termination of any such Awards); PROVIDED, HOWEVER, that the number of shares subject to any Award shall always be a whole number. Without limiting the generality of the foregoing, in connection with any Disaffiliation (as defined below) of an Affiliate of the Company, the Committee shall have the authority to arrange for the assumption or replacement of Awards with new awards based on shares of the affected Affiliate or of an entity that controls, is controlled by or under common control with the affected Affiliate following the Disaffiliation. For purposes hereof, “Disaffiliation” of an Affiliate means the Affiliate’s ceasing to be an Affiliate of the Company for any reason (including, without limitation, as a result of a public offering, spinoff, sale or other distribution or transfer by the Company of the stock of the Affiliate). Any actions taken under this subsection (c) shall be made in accordance with the applicable restrictions of Code Section 409A, including with regard to the adjustment of stock options and stock appreciation rights that are considered exempt from Code Section 409A.

(d)INDIVIDUAL AWARD LIMITATIONS.

(i)Subject to Section 5(c), no more than 500,000 Shares may be subject to Qualified Performance-Based Awards granted to any Eligible Individual, including a Covered Employee, in any calendar year.

(ii)Subject to Section 5(c), the maximum number of Shares with respect to which Options or Stock Appreciation Rights may be granted to any Eligible Individual, including a Covered Employee, in any one calendar year shall be 1,000,000.

(iii)The amount of compensation that may be earned by any Eligible Individual, including a Covered Employee, under Performance Units granted in any one calendar year that are intended to be Qualified Performance-Based Awards may not exceed $10,000,000.

(iv)The maximum aggregate Grant Date Value of all Awards granted during any calendar year to any Director who is not an Employee on the grant date of each such Award shall not exceed $500,000; provided, that the Committee shall have the authority to grant Awards to a Director with an aggregate Grant Date Value of up to an additional $750,000 in excess of the foregoing $500,000 limitation upon the Committee's determination that such Director has provided, or is expected to provide, extraordinary services during such calendar year; provided, further, that such Director shall not participate in such determination or otherwise participate in the decision to grant such additional Award. For clarity, the Awards granted to any Director under Section 11 shall be taken into account for purposes of applying the dollar limitations in this paragraph. For purposes of this paragraph, the “Grant Date Value” of an Award at the time of a grant that includes Options or Share Appreciation Rights shall be determined by the Committee in a manner consistent with the manner in which the Company would be required to determine such value for purposes of the Company’s financial and SEC reporting requirements and the “Grant Date Value” of Awards granted under Section 9, 10 or 11 shall be the aggregate grant date Fair Market Value of all Shares covered by such Awards.

SECTION 6. STOCK OPTIONS

(a)GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Individuals to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price for each Option, and the conditions and limitations applicable to the exercise of each Option. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code.

(b)EXERCISE PRICE. The “Exercise Price” per Share purchasable under an Option shall be determined by the Committee; PROVIDED, HOWEVER, that such Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(c)TIME AND METHOD OF EXERCISE. Subject, in the case of Awards granted after the Effective Date, to the minimum vesting provisions of Section 3(a)(iv), the Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (which may include only cash or Shares, or any combination thereof, having a value on the exercise date equal to the applicable Exercise Price, with the value of any Shares to be based on Fair Market Value) in which payment of the Exercise Price with respect thereto may be made or deemed to have been made.

(d)OPTION TERM. The term of each Stock Option shall be fixed by the Committee at the time of grant, but in no event shall be more than 10 years from the date of grant.

(e)INCENTIVE STOCK OPTIONS. The Committee may designate Options as Nonqualified Stock Options or as Incentive Stock Options. Any Incentive Stock Option authorized under the Plan shall contain such provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Stock Option as an Incentive Stock Option. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option on or subsequent to its grant date, it shall constitute a Nonqualified Stock Option.

SECTION 7. STOCK APPRECIATION RIGHTS

The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Individuals subject to the terms of the Plan, and such Stock Appreciation Rights may be granted as separate Awards or in tandem with Stock Options. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares or a combination of cash and Shares having a Fair Market Value on the date of exercise equal to the excess of (a) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine at the time of grant, the average selling price of one Share during a specified period that is within 30 days before the date of exercise) over (b) the grant price (the “Grant Price”) of the Stock Appreciation Right, which Grant Price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan including, in the case of Awards granted after the Effective Date, the minimum vesting provisions of Section 3(a)(iv), the Grant Price, term, methods of exercise, dates of exercise, medium of settlement, the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee, PROVIDED, that in no event shall the term of a Stock Appreciation Right be longer than ten years.

SECTION 8. PERFORMANCE UNITS

(a)The Committee shall have sole and complete authority to determine the Eligible Individuals who shall receive Performance Units, the number of such Performance Units for each Performance Cycle, the Performance Goals on which each Award shall be contingent, and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. The Committee may, prior to or at the time of the grant, designate Awards of Performance Units as Qualified Performance-Based Awards, in which event it shall condition the settlement thereof upon the Committee’s certification that the amount to be paid under each such Award has been earned on the basis of performance achieved in relation to the established Performance Goals applicable to that Award.

(b)The Committee shall establish Performance Goals for each Performance Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select.

(c)As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Units which have been earned under each Award on the basis of performance in relation to the established Performance Goals.

(d)Except as otherwise provided under the terms of an Award and subject to the requirements of Code Section 409A, payment in respect of earned Performance Units shall be distributed to the Participant or, if the Participant has died, to the Participant’s Designated Beneficiary, as soon as practicable after the expiration of the Performance Cycle and the Committee’s determination under paragraph (c) above.  The Committee shall determine whether payment is to be made in the form of cash or Shares.

SECTION 9. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Individuals with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(a)RESTRICTIONS.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, limitation on transfer, forfeiture conditions, limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which, subject, in the case of Awards granted after the Effective Date, to the minimum vesting provisions of Section 3(a)(iv), restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. The grant or vesting of Restricted Stock and Restricted Stock Units may be performance-based or time-based or both. Restricted Stock and Restricted Stock Units may be Qualified Performance-Based Awards, in which event the grant or vesting, as applicable, of such Restricted Stock or Restricted Stock Units shall be conditioned upon the attainment of Performance Goals and the Committee’s certification that the Performance Goals have been met.

(b)PERFORMANCE-BASED AWARDS. The Committee shall establish the Performance Cycle and the Performance Goals on which the grant or vesting of each Award of performance-based Restricted Stock or Restricted Stock Units shall be contingent. The Committee may, prior to or at the time of the grant, designate performance-based Restricted Stock or Restricted Stock Units as Qualified Performance-Based Awards, in which event the grant or vesting, as applicable, of any such Restricted Stock or Restricted Stock Units shall be conditioned upon the attainment during the specified Performance Cycle of the Performance Goals established by the Committee and the Committee’s certification that the Performance Goals have been met with respect to such Restricted Stock or Restricted Stock Units.

(c)STOCK CERTIFICATES; DELIVERY OF SHARES.

(i)Any Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

(ii)In the case of Restricted Stock Units, no Shares or other property shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the Restricted Period relating to Restricted Stock Units (or at such later time as may be determined by the Committee and specified at the time of grant in accordance with the requirements of Code Section 409A), Shares or other cash or property shall be issued to the holder of the Restricted Stock Units and evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates.

(d)FORFEITURE. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or other applicable service (as determined under criteria established by the Committee) during the applicable Restricted Period, all applicable Restricted Stock Units and Shares of Restricted Stock subject to restriction at such time shall be forfeited. To the extent other vesting conditions are not met as of the last day of the applicable Restricted Period, all applicable Restricted Stock Units and Shares of Restricted Stock subject to such vesting conditions shall be forfeited.

SECTION 10. OTHER SHARE-BASED OR SHARE-RELATED AWARDS

In addition to granting Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units, the Committee shall have authority to grant to Participants and to specify, subject, in the case of Awards granted after the Effective Date, to the minimum vesting provisions of Section 3(a)(iv), the terms and conditions of other forms of Share-based or Share-related awards not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company.

SECTION 11. DIRECTORS’ RESTRICTED STOCK UNITS

(a)GRANT OF RESTRICTED STOCK UNITS. Except as provided in subsection (b), each Director who is (i) a member of the Board and (ii) not a Section 16 Officer as of the conclusion of a Stockholders Meeting shall automatically be granted Restricted Stock Units on the date of such Stockholders Meeting, with the number of shares to be determined by dividing the applicable Grant Value by the Fair Market Value of the Shares on that date. As used herein, “Grant Value” means the value for the annual grant authorized by the Board, from time to time; PROVIDED, HOWEVER, in no event shall the Grant Value exceed $250,000 per year.

(b)COMMITTEE DISCRETION NOT TO GRANT RESTRICTED STOCK UNITS. The Committee shall have sole discretion to determine that an Award shall not be granted pursuant to this Section 11 to one or more Directors.

(c)TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS. Subject to the minimum vesting provisions of Section 3(a)(iv), at the time of grant, the Committee shall specify the forfeiture and vesting conditions to which the Restricted Stock Units granted pursuant to this Section 11 shall be subject. Grantees will only be entitled to receive Shares upon the vesting of Restricted Stock Units. The Restricted Stock Units granted pursuant to this Section 11 shall be subject to such other terms and conditions as the Committee may specify.

SECTION 12. DIRECTORS’ SHARES

(a)ELECTION GENERALLY. Each Director who is not an Employee on the last day of a calendar year may make an election (the “Annual Election”) to have payment of the annual retainer, meeting fees and committee meeting fees (collectively, the “Fees”) he or she earns during the next succeeding calendar year deferred under the Plan. Such election may be made in writing, through an interactive telephone or internet-based system or in such other manner as the Committee may prescribe.

(b)TIMING OF ELECTION.

(i)GENERAL. A Director’s Annual Election for the Fees earned during a calendar year must be made before the first day of such calendar year and within the enrollment period established by the Committee, except as provided in subsection (b)(ii).

(ii)NEW DIRECTORS. If an individual initially becomes a Director during a calendar year, such individual may make a prospective Annual Election within 30 days after the date on which he is elected as a Director. Such election will apply to the Director’s Fees for services performed after the effective date of the election, so that the election will apply to the quarterly retainer for the first quarter beginning after the date of the election. This subsection (b)(ii) shall only apply to the extent permitted under Code Section 409A.

(c)TERM OF ELECTION. Upon the latest of the deadlines specified in (b) above that applies to a Director, such Director’s Annual Election, or failure to elect, shall become irrevocable for the calendar year except as provided under this subsection (c). Each Director’s Annual Election for a calendar year shall remain in effect for such calendar year and all subsequent calendar years until the earlier of (i) the date the Director Separates from Service as a Director, or (ii) the effective date of the Director’s subsequent irrevocable Annual Election for amounts earned during a subsequent calendar year. The Annual Election may be cancelled in the discretion of the Committee only as permitted under Code Section 409A.

(d)AMOUNT. A Director may elect to defer his Fees in 10% increments, up to a maximum of 100 percent (or such other maximum percentage and/or amount, if any, established by the Committee from time to time).

(e)ACCOUNTS AND CREDITING OF CONTRIBUTIONS. All Fees deferred under this Section 12 shall be credited to a bookkeeping account for the Director and deemed invested in Shares on the last trading day of the calendar month in which the Fees are earned or as soon as practicable thereafter.

(f)RABBI TRUST. Each time Fees are deferred under the Plan, the Company shall deposit an equal amount in a Rabbi trust. The amount deposited in the trust shall be invested in Shares. The trustee shall retain all dividends and other distributions paid or made with respect thereto in the trust (which shall be reinvested in Shares), and shall adjust the Director’s accounts for such amounts. The Shares credited to the account of a Director shall remain subject to the claims of the Company’s creditors, and the interests of the Director in his or her account under the Plan may not be anticipated, alienated, sold, assigned, transferred, pledged, encumbered, attached or garnished by creditors of such Director, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, no assets will be set aside to fund benefits under the Plan if such setting aside would be treated as a transfer of property under Code Section 83 pursuant to Code Section 409A(b).

(g)DISTRIBUTIONS.

(i)GENERAL TIMING AND SCHEDULE OF DISTRIBUTIONS. Any portion of a Director’s account under this Section for which no election is made pursuant to subsection (ii) below shall be paid in a single sum (A) except as provided in clause (B) of this paragraph, within 60 days after the Director Separates from Service; or (B) in the case of a Director who is a specified employee (as defined in Code Section 409A) on the date of his or her Separation from Service, to the extent required by Code Section 409A, six months after the date the Director Separates from Service.

(ii)PAYMENT ELECTION. A Director may elect, at the time he makes an Annual Election, to have the portion of his account balance attributable to such Annual Election distributed in accordance with one of the following options (in each case, provided that, in the case of a Director who is a specified employee (as defined in Code Section 409A) on the date of his or her Separation from Service, to the extent required by Code Section 409A, no payment will be made earlier than six months after the date the Director Separates from Service):

(A)In a single sum within 60 days after the later of (1) a date selected by the Director that is on or before the Director’s 65th birthday, and specified in the Annual Election, or (2) the date of the Director’s Separation from Service; or

(B)In substantially equal annual installments paid over a number of years (not less than 2 and not more than 20) specified in the Annual Election, beginning within 60 days after the date the Director Separates from Service.

(iii)MEDIUM OF PAYMENT. Distribution of a Director’s account under this Section shall be made in Shares; provided, the value of any fractional Shares shall be distributed in cash.

SECTION 13. AMENDMENT AND TERMINATION

(a)AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; PROVIDED, HOWEVER, that no amendment, alteration, suspension, discontinuance or termination may be made that would cause a Participant to become subject to tax under Code Section 409A(a)(1), and, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no amendment, alteration, suspension, discontinuation or termination shall be made that:

(i)requires stockholder approval under the rules or regulations of the applicable Exchange;

(ii)increases the number of Shares authorized under the Plan as specified in Section 5(a) of the Plan, except as permitted under Section 5(c) of the Plan; or

(iii)without such stockholder approval, would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

(b)AMENDMENTS TO AWARDS. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof. The Committee may not amend any Qualified Performance-Based Award in a manner that would cause such Award to cease to qualify for the Section 162(m) Exemption.

(c)CORRECTION OF DEFECTS, OMISSIONS AND INCONSISTENCIES. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry out the intent of the Plan.

SECTION 14. GENERAL PROVISIONS

(a)WITHHOLDING. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal income tax purposes (or the income tax laws of any other foreign jurisdiction) with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, be entitled to take such action and establish such procedures as it deems appropriate to withhold or collect all applicable payroll, withholding, income or other taxes from such Participant. In order to assist a Participant in paying all or a portion of the federal, state, local and foreign taxes to be withheld or collected upon exercise, settlement or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares or other property otherwise to be delivered upon exercise, settlement or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company whole Shares or other property other than Shares issuable upon exercise, settlement or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes, PROVIDED that, in either case, not more than the legally required minimum withholding, rounded up for any fraction of a Share, may be settled with Shares. Any such election must be made on or before the date that the amount of tax to be withheld is determined.

(b)AWARDS. Each Award hereunder shall be evidenced by an Award Agreement, delivered or made available electronically to the Participant and shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of the Participant and the effect thereon, if any, of a Change in Control of the Company.

(c)NO RIGHTS TO AWARDS. No Eligible Individual or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Individuals or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(d)NO RIGHT TO EMPLOYMENT. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. Further, the Employer expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into with respect to an Award.

(e)NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award or otherwise determined by the Committee in accordance with the Plan, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder thereof. Notwithstanding the foregoing, in connection with each Award of Restricted Stock granted under Section 9, the applicable Award Agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Award of Restricted Stock.

(f)DIVIDENDS AND DIVIDEND EQUIVALENTS. In the sole and complete discretion of the Committee, an Award granted pursuant to Sections 9, 10 and 11, may provide the Participant with dividends or dividend equivalents, and the Award Agreement shall specify if dividends or dividend equivalents are to be payable and the terms thereof. Notwithstanding anything to the contrary, dividends or dividend equivalents with respect to an Award subject to vesting conditions shall be paid only to the extent that the underlying vesting conditions of the Award are subsequently satisfied and the Award otherwise vests. For the avoidance of doubt, no dividends, or dividend equivalents, shall be paid on any Options, Stock Appreciation Rights or unvested performance-based Awards.

(g)CONSTRUCTION OF THE PLAN. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Illinois.

(h)CHANGE IN CONTROL. Unless otherwise provided in an Award Agreement, if, within 12 months after the occurrence of a Change in Control, a Participant has a Qualifying Termination the entire Award shall automatically become 100% vested as of the date of the Qualifying Termination as long as the Participant has remained continuously employed by the Company and its Affiliates from the grant date of the Award through the date of such Qualifying Termination.

(i)FORMS OF PAYMENT UNDER AWARDS.

(i)GENERALLY. Subject to the terms of the Plan and the applicable requirements of Code Section 409A, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or settlement of an Award may be made in such medium or media as the Committee shall determine (including, without limitation, cash, Shares, promissory notes (PROVIDED, HOWEVER, that the acceptance of such notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof). In addition, such payments or transfers may be made in a single payment or transfer, in installments or on a deferred basis, in each case as determined by the Committee at the time of grant in accordance with the requirements of Code Section 409A and rules and procedures established by the Committee. The Company shall have no liability to a Participant, or any other party (in damages or otherwise) in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividends or dividend equivalents with respect to installment or deferred payments. Notwithstanding anything in the Plan to the contrary, (A) for Restricted Stock Units and any other Awards that provide nonqualified deferred compensation subject to Code Section 409A(a)(2), payment of the Award to a “specified employee,” as defined in Code Section 409A, upon Separation from Service, to the extent required under Code Section 409A, shall not be made before six months after the date on which the Separation from Service occurs, and (B) Restricted Stock Units and any other Awards that provide for nonqualified deferred compensation subject to Code Section 409A(a)(2) through (4) shall not be settled with promissory notes. All distributions under the Plan shall be made in the form of a single sum, unless otherwise specified under the terms of the Plan, Award Agreement or by the Committee at the time of grant.

(ii)DEFERRALS. If permitted by the Committee for a given Award, all or a portion of an Award may be deferred (and paid in a form permitted by the Committee) at the election of a Participant, PROVIDED that all such deferral elections shall comply with Code Section 409A. To the extent that the Award provides for deferred compensation subject to Code Section 409A(a)(2), any cash payments provided in lieu of an Award may not change the timing of payment of such Award.

(iii)CASH PAYMENTS. Cash payments shall be payable (A) at the time and pursuant to the payment schedule specified by the Committee at the time of grant, subject to the requirements of Code Section 409A, or (B) if the Committee does not provide a time and schedule of payment at the time of grant for amounts subject to Code Section 409A, in a lump sum within 90 days after the Participant’s Separation from Service; PROVIDED, to the extent required by Code Section 409A, no such cash payment will be made within the 6-month period following Separation from Service for a Participant who is a “specified employee,” as defined in Code Section 409A, on the date of his or her Separation from Service. Cash payments shall not be conditioned on the exercise of an Option or Stock Appreciation Right or otherwise be structured in such a way as to reduce the exercise price of the Option or Stock Appreciation Right.

(j)SECTION 16 COMPLIANCE. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are Section 16 Officers or are Directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Individuals.

(k)RESTRICTIONS. Shares shall not be issued pursuant to the exercise or payment of the Exercise Price or purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of Applicable Law. As a condition to the exercise or payment of the Exercise Price or purchase price relating to such Award, the Company may require that the person exercising or paying the Exercise Price or purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.

(l)LIMITS ON TRANSFER OF AWARDS. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; PROVIDED, HOWEVER, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; and PROVIDED, FURTHER, that, if so determined by the Committee, a Participant may transfer a Nonqualified Stock Option to any Family Member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)) at any time that such Participant holds such Stock Option, whether directly or indirectly or by means of a trust or partnership or otherwise, PROVIDED that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under Applicable Laws, by the Participant’s guardian or legal representative. Except as otherwise determined by the Committee for an Award that does not provide nonqualified deferred compensation subject to Code Section 409A(a)(2), no Award (other than an Incentive Stock Option) or right under any such Award may be anticipated, assigned, garnished, pledged, alienated, attached or otherwise encumbered, and any purported anticipation, assignment, garnishment, pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the above, in the discretion of the Committee, awards may be transferable pursuant to the Qualified Domestic Relations Order, as determined by the Committee or its designee.

(m)SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to Applicable Laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(n)WAIVER OF JURY TRIAL. THE COMPANY AND EACH PARTICIPANT SHALL IRREVOCABLY AND UNCONDITIONALLY (A) WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR

RELATING TO THE PLAN OR ANY AWARD AGREEMENT, (B) AGREE THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE EFFECTED BY MAILING A COPY OF SUCH PROCESS BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH PARTY, IN THE CASE OF A PARTICIPANT, AT THE PARTICIPANT’S ADDRESS SHOWN IN THE BOOKS AND RECORDS OF THE COMPANY OR, IN THE CASE OF THE COMPANY, AT THE COMPANY’S PRINCIPAL OFFICES, ATTENTION GENERAL COUNSEL, AND (C) AGREE THAT NOTHING IN THE PLAN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY THE LAWS OF THE STATE OF ILLINOIS.

(o)COMPENSATION RECOVERY. Notwithstanding anything in the Plan to the contrary, in the event that the Company is required to materially restate its financial results due to the Company’s material noncompliance with any financial reporting requirement under Federal securities laws, excluding a restatement of such financial results due solely to a change in generally accepted accounting principles in the United States or such other accounting principles that may be adopted by the Securities and Exchange Commission and are or become applicable to the Company, the Committee may, in its discretion or as necessary to comply with Applicable Laws, (i) cancel part or all of the outstanding portion of any Award, whether or not vested, and/or (ii) require a Participant to repay the Company an amount equal to all or any portion of the value of Shares that have been issued and other payments that have been made to the Participant pursuant to any Award within the two years preceding the date on which the Company is required to prepare an accounting restatement, to the extent that such value or payment amount was based on the erroneous data and exceeded the value or amount that would have been paid to the Participant under the accounting restatement. Such cancellation or repayment obligation shall be effective as of the date specified by the Committee. Any repayment obligation shall be satisfied in cash or in such other form of consideration, such as Shares, permitted by Applicable Laws and acceptable to the Committee, and the Committee may provide for an offset to any future payments owed by the Company or its Affiliates to the Participant if necessary to satisfy the repayment obligation; PROVIDED HOWEVER, that if any such offset is prohibited under Applicable Laws, the Committee shall not permit any such offset and may require immediate repayment by the Participant. Notwithstanding the foregoing, to the extent required to comply with Applicable Laws, and/or any compensation recovery or clawback policy adopted by the Company after the Effective Date, the Company may unilaterally amend this Section 14(o) and such amendment shall be binding on all Participants; PROVIDED, HOWEVER, regardless of whether the Company makes such a unilateral amendment, all Participants shall be bound by any compensation recovery or clawback policy adopted by the Company after the Effective Date.

SECTION 15. EFFECTIVE DATE OF PLAN

The Plan became effective on August 2, 2021.

SECTION 16. TERM OF THE PLAN

The Plan will terminate on the tenth anniversary of the Effective Date or any earlier date of discontinuation or termination established pursuant to Section 3 of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to such discontinuation or termination may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

ENOVA INTERNATIONAL, INC. 175 WEST JACKSON BLVD. CHICAGO, ILLINOIS 60604

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on August 1, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on August 1, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive your signed and dated proxy card by 11:59 P.M. Eastern Time on August 1, 2021 in order to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D54408-P59013                 KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.            DETACH AND RETURN THIS PORTION ONLY

ENOVA INTERNATIONAL INC.
The Board of Directors of Enova International, Inc. (the “Company”) recommends a vote FOR all director nominees listed below and FOR proposals 2, 3 and 4. All matters are proposed by the Company.

1.Election of Directors (term expires 2022)
Nominees	For	Withhold	Abstain
1a. Ellen Carnahan	☐	☐	☐	1h. Linda Johnson Rice	☐	☐	☐
1b. Daniel R. Feehan	☐	☐	☐	1i. Mark A. Tebbe	☐	☐	☐
1c. David Fisher	☐	☐	☐		For	Withhold	Abstain
1d. William M. Goodyear	☐	☐	☐	2.A non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.	☐	☐	☐
1e. James A. Gray	☐	☐	☐	3.Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021.	☐	☐	☐
1f. Gregg A. Kaplan	☐	☐	☐
1g. Mark P. McGowan	☐	☐	☐	4.To approve the Enova International, Inc. Third Amended and Restated 2014 Long-Term Incentive Plan.	☐	☐	☐

	Yes	No		NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

			Date			Date
Signature [PLEASE SIGN WITHIN BOX]				Signature (Joint Owners)

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You may vote these shares by telephone or over the Internet.

Voting electronically is quick, easy, and also saves the Company money.

Just follow the instructions on your Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to Be Held on August 2, 2021:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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D54409-P59013

ENOVA INTERNATIONAL, INC. PROXY ANNUAL MEETING OF STOCKHOLDERS, AUGUST 2, 2021 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Fisher and Sean Rahilly, and each of them, with full power of substitution, Proxies of the undersigned to vote all shares of Common Stock of Enova International, Inc., standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of Enova International, Inc., to be held at 175 West Jackson Blvd., Chicago, Illinois 60604 on the 6th floor, Ruby Conference Room, on August 2, 2021 at 9:00 a.m., Central Time, and at any reconvened meeting(s) after any adjournment(s) or postponement(s) thereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders of Enova International, Inc. and the accompanying proxy statement and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4, AND ACCORDING TO THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be marked, dated and signed on the other side)